UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2020

RSE ARCHIVE, LLC
(Exact name of issuer as specified in its charter)

Delaware	37-1920898
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

250 LAFAYETTE STREET, 2nd FLOOR, NEW YORK, NY 10012

(Full mailing address of principal executive offices)

(347) 952-8058
(Issuer’s telephone number, including area code)

www.rallyrd.com
(Issuer’s website)

Series #52MANTLE membership interests; Series #71MAYS membership interests; Series #RLEXPEPSI membership interests; Series #10COBB membership interests; Series #POTTER membership interests; Series #TWOCITIES membership interests; Series #FROST membership interests; Series #BIRKINBLEU membership interests; Series #SMURF membership interests; Series #70RLEX membership interests; Series #EINSTEIN membership interests; Series #HONUS membership interests; Series #75ALI membership interests; Series #71ALI membership interests; Series #APROAK membership interests; Series #88JORDAN membership interests; Series #BIRKINBOR membership interests; Series #33RUTH membership interests; Series #SPIDER1 membership interests; Series #BATMAN3 membership interests; Series #ROOSEVELT membership interests; Series #ULYSSES membership interests; Series #56MANTLE membership interests; Series #AGHOWL membership interests; Series #98JORDAN membership interests; Series #18ZION membership interests; Series #SNOOPY membership interests; Series #APOLLO11 membership interests; Series #24RUTHBAT membership interests; Series #YOKO membership interests; Series #86JORDAN membership interests; Series #RUTHBALL1 membership interests; Series #HULK1 membership interests; Series #HIMALAYA membership interests; Series #55CLEMENTE membership interests; Series #38DIMAGGIO membership interests; Series #BOND1 membership interests; Series #LOTR membership interests; Series #CATCHER membership interests; Series #SUPER21 membership interests; Series #BATMAN1 membership interests; Series #GMTBLACK1 membership interests; Series #BIRKINTAN membership interests; Series #61JFK membership interests; Series #50JACKIE membership interests; Series #POKEMON1 membership interests; Series #LINCOLN membership interests; Series #STARWARS1 membership interests; Series #56TEDWILL membership interests; Series #68MAYS membership interests; Series #TMNT1 membership interests; Series #CAPTAIN3 membership interests; Series #51MANTLE membership interests; Series #CHURCHILL membership interests; Series #SHKSPR4 membership interests; Series #03KOBE membership interests; Series #03LEBRON membership interests; Series

#03JORDAN membership interests; Series #39TEDWILL membership interests; Series #94JETER membership interests; Series #2020TOPPS membership interests; Series #FANFOUR1 membership interests; Series #86RICE membership interests; Series #DAREDEV1 membership interests; Series #85MARIO membership interests; Series #TOS39 membership interests; Series #05LATOUR membership interests; Series #16SCREAG membership interests; Series #14DRC membership interests; Series #57MANTLE membership interests; Series #FAUBOURG membership interests; Series #SOBLACK membership interests; Series #GATSBY membership interests; Series #93DAYTONA membership interests; Series #09TROUT membership interests; Series #57STARR membership interests; Series #AF15 membership interests; Series #03KOBE2 membership interests; Series #JOBSMAC membership interests; Series #SPIDER10 membership interests; Series #ALICE membership interests; Series #16PETRUS membership interests; Series #62MANTLE membership interests; Series #BATMAN6 membership interests; Series #CLEMENTE2 membership interests; Series #79STELLA membership interests; Series #TKAM membership interests; Series #SUPER14 membership interests; Series #DIMAGGIO2 membership interests; Series #13BEAUX membership interests; Series #88MARIO membership interests; Series #ANMLFARM membership interests; Series #NASA1 membership interests; Series #00BRADY membership interests; Series #85NES membership interests; Series #04LEBRON membership interests; Series #85JORDAN membership interests; Series #69KAREEM membership interests; Series #59JFK membership interests; Series #JUSTICE1 membership interests; Series #GRAPES membership interests; Series #GOLDENEYE membership interests; Series #03LEBRON2 membership interests; Series #34GEHRIG membership interests; Series #98KANGA membership interests; Series #06BRM membership interests; Series #MOONSHOE membership interests; Series #DUNE membership interests; Series #86FLEER membership interests; Series #58PELE2 membership interests; Series #WILDGUN membership interests; Series #18LAMAR membership interests

(Securities issued pursuant to Regulation A)

TABLE OF CONTENTS

RSE ARCHIVE, LLC

SECTIONPAGE

MASTER SERIES TABLE4

ITEM 1. DESCRIPTION OF BUSINESS28

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION31

ITEM 3. DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES64

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS68

ITEM 5. RELATED PARTY TRANSACTIONS70

ITEM 6. OTHER SIGNIFICANT INFORMATION72

ITEM 7.  FINANCIAL STATEMENTSF-1

EXHIBIT INDEXIII-1

In this Annual Report, references to “we,” “us,” “our,” “RSE Archive,” or the “Company” mean RSE Archive, LLC, a Delaware series limited liability company formed on January 3, 2019.

THIS ANNUAL REPORT MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE

MASTER SERIES TABLE

The master series table below, referred to at times as the “Master Series Table”, shows key information related to each series. This information will be referenced in the following sections when referring to the Master Series Table.

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#52MANTLE	10/11/2019	1952 Topps #311 Mickey Mantle Card	Purchase Option Agreement	Closed	10/18/2019	10/25/2019	$132.00	1,000	$132,000 (3)	$3,090	3/16/2021
#71MAYS	10/11/2019	1971 Willie Mays Jersey	Purchase Option Agreement	Closed	10/25/2019	10/31/2019	$28.50	2,000	$57,000 (3)	$1,830	3/25/2021
#RLEXPEPSI	10/11/2019	Rolex GMT Master II 126710BLRO	Purchase Agreement	Closed	11/1/2019	11/6/2019	$8.90	2,000	$17,800 (3)	$22	3/23/2021
#10COBB	10/11/2019	1910 E98 Ty Cobb Card	Purchase Option Agreement	Closed	11/8/2019	11/14/2019	$39.00	1,000	$39,000 (3)	$1,510	3/25/2021
#POTTER	10/11/2019	1997 First Edition Harry Potter	Purchase Agreement	Closed	11/15/2019	11/21/2019	$24.00	3,000	$72,000 (3)	($510)	3/30/2021
#TWOCITIES	10/11/2019	First Edition A Tale of Two Cities	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$72.50	200	$14,500 (3)	$55	3/25/2021
#FROST	10/11/2019	First Edition A Boy's Will	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$67.50	200	$13,500 (3)	$865	4/6/2021
#BIRKINBLEU	11/1/2019	Bleu Saphir Lizard Hermès Birkin	Upfront Purchase	Closed	11/22/2019	11/27/2019	$58.00	1,000	$58,000 (3)	$170	3/30/2021
#SMURF	11/1/2019	Rolex Submariner Date "Smurf" Ref. 116619LB	Upfront Purchase	Closed	11/22/2019	11/27/2019	$17.25	2,000	$34,500 (3)	$2,905	4/8/2021
#70RLEX	10/11/2019	1970 Rolex Ref. 5100 Beta 21	Purchase Agreement	Closed	11/29/2019	12/6/2019	$20.00	1,000	$20,000 (3)	$50	4/8/2021
#EINSTEIN	10/11/2019	First Edition of Philosopher-Scientist	Purchase Option Agreement	Closed	12/6/2019	12/13/2019	$7.25	2,000	$14,500 (3)	$855	4/13/2021
#HONUS	11/27/2019	1909-1911 T206 Honus Wagner Card	Purchase Option Agreement	Closed	12/11/2019	12/26/2019	$52.00	10,000	$520,000 (3)	$5,572	4/8/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#75ALI	11/1/2019	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	Purchase Agreement	Closed	12/19/2019	12/29/2019	$46.00	1,000	$46,000 (3)	($10)	4/6/2021
#71ALI	10/11/2019	1971 “Fight of the Century” Contract	Purchase Option Agreement	Sold - $40,000 Acquisition Offer Accepted on 02/07/2020	12/16/2019	12/30/2019	$15.50	2,000	$31,000 (3)	$1,090	2/6/2020
#APROAK	11/1/2019	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	Upfront Purchase	Closed	12/6/2019	1/2/2020	$75.00	1,000	$75,000 (3)	($63)	3/2/2021
#88JORDAN	11/1/2019	1988 Michael Jordan Nike Air Jordan III Sneakers	Purchase Agreement	Closed	1/19/2020	1/27/2020	$11.00	2,000	$22,000 (3)	$230	2/25/2021
#BIRKINBOR	12/18/2019	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	Purchase Option Agreement	Closed	2/13/2020	2/20/2020	$26.25	2,000	$52,500 (3)	$225	4/15/2021
#33RUTH	12/18/2019	1933 Goudey #144 Babe Ruth Card	Upfront Purchase	Closed	2/20/2020	2/26/2020	$38.50	2,000	$77,000 (3)	$603	3/2/2021
#SPIDER1	12/18/2019	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$22.00	1,000	$22,000 (3)	$230	3/2/2021
#BATMAN3	12/18/2019	1940 D.C. Comics Batman #3 CGC NM 9.4	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$78.00	1,000	$78,000 (3)	$585	4/27/2021
#ROOSEVELT	10/11/2019	First Edition African Game Trails	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$19.50	1,000	$19,500 (3)	$1,008	4/13/2021
#ULYSSES	10/11/2019	1935 First Edition Ulysses	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$51.00	500	$25,500 (3)	$695	4/13/2021
#56MANTLE	12/18/2019	1956 Topps #135 Mickey Mantle Card	Upfront Purchase	Closed	1/3/2020	3/11/2020	$1.00	10,000	$10,000 (3)	($650)	4/29/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#AGHOWL	10/11/2019	First Edition Howl and Other Poems	Purchase Option Agreement	Closed	3/6/2020	3/11/2020	$38.00	500	$19,000 (3)	$810	3/25/2021
#98JORDAN	10/11/2019	1998 Michael Jordan Jersey	Purchase Option Agreement	Sold - $165,000 Acquisition Offer Accepted on 05/08/2020	3/9/2020	3/22/2020	$64.00	2,000	$128,000 (3)	$4,160	5/14/2020
#18ZION	11/1/2019	2018 Zion Williamson Adidas James Harden Sneakers	Upfront Purchase	Closed	3/27/2020	4/2/2020	$30.00	500	$15,000 (3)	$200	3/30/2021
#SNOOPY	11/27/2019	2015 Omega Speedmaster Moonwatch	Upfront Purchase	Closed	4/2/2020	4/7/2020	$12.75	2,000	$25,500 (3)	($55)	4/22/2021
#APOLLO11	11/1/2019	Apollo 11 Crew-Signed New York Times Cover	Upfront Purchase	Closed	4/8/2020	4/19/2020	$32.00	1,000	$32,000 (3)	$130	4/1/2021
#24RUTHBAT	12/18/2019	1924 George "Babe" Ruth Professional Model Bat	Purchase Agreement	Closed	4/10/2020	5/3/2020	$85.00	3,000	$255,000 (3)	($513)	4/15/2021
#YOKO	10/11/2019	First Edition Grapefruit	Purchase Option Agreement	Closed	4/29/2020	5/11/2020	$80.00	200	$16,000 (3)	$840	4/13/2021
#86JORDAN	4/30/2020	1986 Fleer #57 Michael Jordan Card	Upfront Purchase	Sold - $80,000 Acquisition Offer Accepted on 06/01/2020	5/6/2020	5/13/2020	$40.00	1,000	$40,000 (3)	$600	6/1/2020
#RUTHBALL1	4/30/2020	1934-39 Official American League Babe Ruth Single Signed Baseball	Purchase Agreement	Closed	5/8/2020	5/24/2020	$14.50	2,000	$29,000 (3)	$510	4/29/2021
#HULK1	4/30/2020	1962 The Incredible Hulk #1 CGC VF 8.0	Purchase Agreement	Closed	5/12/2020	5/24/2020	$44.50	2,000	$89,000 (3)	$143	4/27/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#HIMALAYA	12/18/2019	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	Purchase Option Agreement	Closed	5/19/2020	5/27/2020	$70.00	2,000	$140,000 (3)	$6,300	3/2/2021
#55CLEMENTE	4/30/2020	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$38.00	1,000	$38,000 (3)	$520	3/4/2021
#38DIMAGGIO	4/30/2020	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$22.00	1,000	$22,000 (3)	$680	3/9/2021
#BOND1	4/30/2020	1953 First Edition, First Issue Casino Royale	Upfront Purchase	Closed	6/4/2020	6/12/2020	$39.00	1,000	$39,000 (3)	$510	3/23/2021
#LOTR	4/30/2020	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	Upfront Purchase	Closed	6/4/2020	6/12/2020	$29.00	1,000	$29,000 (3)	$10	4/13/2021
#CATCHER	4/30/2020	1951 First Edition, First Issue The Catcher in the Rye	Upfront Purchase	Closed	6/4/2020	6/12/2020	$25.00	500	$12,500 (3)	$25	3/18/2021
#SUPER21	4/30/2020	1943 Superman #21 CGC VF/NM 9.0 comic book	Purchase Option Agreement	Closed	5/7/2020	6/17/2020	$1.00	8,500	$8,500 (3)	$615	3/11/2021
#BATMAN1	4/30/2020	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	Purchase Agreement	Closed	6/11/2020	6/18/2020	$71.00	1,000	$71,000 (3)	$658	3/18/2021
#GMTBLACK1	4/30/2020	Rolex 18k Yellow Gold GMT-Master ref. 16758	Upfront Purchase	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	3/18/2021
#BIRKINTAN / Series Hermès Tangerine Ostrich Birkin Bag	4/30/2020	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	Purchase Option Agreement	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	3/25/2021
#61JFK	6/8/2020	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	Purchase Agreement	Closed	6/27/2020	7/7/2020	$11.50	2,000	$23,000 (3)	$5,520	4/1/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#50JACKIE	4/30/2020	1950 Bowman #22 Jackie Robinson Card	Upfront Purchase	Sold - $13,000 Acquisition Offer Accepted on 10/07/2020	6/10/2020	7/8/2020	$1.00	10,000	$10,000 (3)	$100	10/13/2020
#POKEMON1	4/30/2020	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	Upfront Purchase	Closed	6/23/2020	7/8/2020	$25.00	5,000	$125,000 (3)	$4,213	2/16/2021
#LINCOLN	6/8/2020	1864 Signed, Vignetted Portrait of Abraham Lincoln	Purchase Agreement	Closed	7/1/2020	7/9/2020	$20.00	4,000	$80,000 (3)	$13,900	4/6/2021
#STARWARS1	6/8/2020	1977 Star Wars #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/1/2020	7/14/2020	$1.00	12,000	$12,000 (3)	$980	4/27/2021
#56TEDWILL	6/8/2020	1956 Ted Williams Game-Worn Red Sox Home Jersey	Purchase Agreement	Closed	7/16/2020	7/26/2020	$45.00	2,000	$90,000 (3)	$7,825	3/30/2021
#68MAYS	6/8/2020	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	Purchase Agreement	Closed	7/17/2020	7/26/2020	$19.50	2,000	$39,000 (3)	$5,510	4/6/2021
#TMNT1	6/8/2020	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$65.00	1,000	$65,000 (3)	$3,720	4/1/2021
#CAPTAIN3	4/30/2020	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$37.00	1,000	$37,000 (3)	$464	4/6/2021
#51MANTLE	6/8/2020	1951 Bowman #253 Mickey Mantle Card	Purchase Agreement	Closed	7/16/2020	7/30/2020	$17.00	2,000	$34,000 (3)	$3,060	4/15/2021
#CHURCHILL	4/30/2020	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	Upfront Purchase	Closed	7/7/2020	8/6/2020	$1.00	7,500	$7,500 (3)	$25	4/13/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#SHKSPR4	4/30/2020	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	Purchase Agreement	Closed	7/30/2020	8/6/2020	$115.00	1,000	$115,000 (3)	$7,282	4/13/2021
#03KOBE	7/20/2020	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	Purchase Agreement	Closed	8/2/2020	8/16/2020	$8.00	6,250	$50,000 (3)	$4,400	4/15/2021
#03LEBRON	7/20/2020	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	Purchase Agreement	Closed	8/5/2020	8/16/2020	$17.00	2,000	$34,000 (3)	$7,560	4/29/2021
#03JORDAN	7/20/2020	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	Purchase Agreement	Closed	8/6/2020	8/16/2020	$20.50	2,000	$41,000 (3)	$6,490	4/8/2021
#39TEDWILL	7/20/2020	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	Purchase Agreement	Closed	8/13/2020	8/24/2020	$5.00	5,600	$28,000 (3)	($1,130)	4/22/2021
#94JETER	7/20/2020	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	Purchase Agreement	Closed	8/9/2020	8/24/2020	$45.00	1,000	$45,000 (3)	$4,450	4/1/2021
#2020TOPPS	7/20/2020	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	Purchase Option Agreement	Closed	8/13/2020	8/25/2020	$10.00	10,000	$100,000 (3)	$100	4/29/2021
#FANFOUR1	4/30/2020	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	Purchase Option Agreement	Closed	8/23/2020	9/2/2020	$52.50	2,000	$105,000 (3)	$2,563	4/27/2021
#86RICE	7/20/2020	1986 Topps #161 Jerry Rice Rookie Card	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	23,000	$23,000 (3)	$1,670	3/2/2021
#DAREDEV1	6/8/2020	1964 Daredevil #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	11,500	$11,500 (3)	$985	4/27/2021
#85MARIO	6/8/2020	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	Purchase Option Agreement	Closed	8/16/2020	9/15/2020	$50.00	3,000	$150,000 (3)	$6,775	4/15/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#TOS39	7/20/2020	1963 Tales of Suspense #39 CGC NM 9.4 comic book	Purchase Agreement	Closed	8/27/2020	9/15/2020	$45.00	3,000	$135,000 (3)	$12,038	4/27/2021
#05LATOUR	7/20/2020	One case of twelve (12) 75cl bottles of 2005 Château Latour	Purchase Agreement	Closed	9/3/2020	9/15/2020	$9.80	1,000	$9,800 (3)	$1,161	2/25/2021
#16SCREAG	7/20/2020	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	Purchase Agreement	Closed	9/3/2020	9/15/2020	$39.00	1,000	$39,000 (3)	$5,566	3/2/2021
#14DRC	7/20/2020	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	Purchase Agreement	Closed	9/3/2020	9/15/2020	$54.00	1,000	$54,000 (3)	$6,380	3/4/2021
#57MANTLE	7/20/2020	1957 Topps #95 Mickey Mantle Card	Purchase Agreement	Closed	9/6/2020	9/21/2020	$1.00	8,000	$8,000 (3)	($1,182)	3/11/2021
#FAUBOURG	4/30/2020	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	Purchase Option Agreement	Closed	9/9/2020	9/21/2020	$75.00	2,000	$150,000 (3)	$31,675	3/9/2021
#SOBLACK	4/30/2020	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	Purchase Option Agreement	Closed	9/10/2020	10/1/2020	$56.00	1,000	$56,000 (3)	$4,087	3/16/2021
#GATSBY	6/8/2020	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	Purchase Option Agreement	Closed	9/14/2020	10/1/2020	$50.00	4,000	$200,000 (3)	$10,800	4/13/2021
#93DAYTONA	7/20/2020	1993 Rolex Oyster Perpetual Cosmograph Daytona ref. 16528	Purchase Agreement	Closed	9/24/2020	10/1/2020	$21.00	2,000	$42,000 (3)	$3,480	3/11/2021
#09TROUT	9/24/2020	2009 Bowman Chrome Draft Prospects #DBPP89 Mike Trout (Orange Refractor) Signed Rookie Card	Purchase Agreement	Closed	9/28/2020	10/8/2020	$20.00	11,250	$225,000 (3)	($4,540)	3/23/2021
#57STARR	7/20/2020	1957 Topps #119 Bart Starr Rookie Card	Purchase Agreement	Closed	9/16/2020	10/8/2020	$1.00	8,000	$8,000 (3)	($1,182)	3/18/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#AF15	8/21/2020	1962 Amazing Fantasy #15 CGC VF 8.0 comic book	Purchase Agreement	Closed	10/9/2020	10/19/2020	$25.00	8,000	$200,000 (3)	$6,898	3/30/2021
#03KOBE2	9/24/2020	2003-04 Upper Deck Exquisite Collection Patches Autographs #KB Kobe Bryant Card graded BGS MINT 9	Purchase Agreement	Closed	10/6/2020	10/22/2020	$4.00	5,750	$23,000 (3)	$641	3/25/2021
#JOBSMAC	8/21/2020	1986 Macintosh Plus Computer Signed by Steve Jobs	Upfront Purchase	Closed	10/10/2020	10/22/2020	$10.00	5,000	$50,000 (3)	$13,168	3/30/2021
#16PETRUS	7/20/2020	Two cases of six (6) 75cl bottles of 2016 Château Petrus	Purchase Agreement	Closed	8/29/2020	11/3/2020	$5.00	9,000	$45,000 (3)	$5,214	4/1/2021
#ALICE	7/20/2020	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	Purchase Option Agreement	Closed	9/6/2020	11/3/2020	$1.00	12,000	$12,000 (3)	$1,480	4/6/2021
#SPIDER10	8/21/2020	1963 Marvel Comics Amazing Spider-Man #10 CGC NM/M 9.8 comic book	Purchase Agreement	Closed	9/6/2020	11/3/2020	$5.00	4,200	$21,000 (3)	$1,688	4/27/2021
#62MANTLE	9/24/2020	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	Purchase Agreement	Closed	10/19/2020	11/4/2020	$25.00	6,000	$150,000 (3)	$14,775	4/8/2021
#BATMAN6	6/8/2020	1941 Batman #6 CGC NM 9.4 comic book	Purchase Agreement	Closed	10/21/2020	11/4/2020	$13.50	2,000	$27,000 (3)	$2,330	4/27/2021
#CLEMENTE2	9/24/2020	1959 Roberto Clemente Signature Model Bat	Purchase Agreement	Closed	9/29/2020	11/9/2020	$35.00	2,000	$70,000 (3)	$8,173	4/1/2021
#79STELLA	9/24/2020	1979 Rolex Ref. 18038 Coral “Stella Dial” Day-Date	Purchase Agreement	Closed	10/5/2020	11/16/2020	$5.00	13,800	$69,000 (3)	$5,693	4/15/2021
#TKAM	6/8/2020	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	Purchase Agreement	Closed	10/26/2020	11/16/2020	$16.00	2,000	$32,000 (3)	$1,980	4/13/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#SUPER14	7/20/2020	1942 Superman #14 CGC NM 9.4 comic book	Purchase Agreement	Closed	11/6/2020	11/16/2020	$25.00	5,200	$130,000 (3)	$7,125	4/27/2021
#DIMAGGIO2	10/28/2020	Rolex Oyster Perpetual Datejust presented to Joe DiMaggio	Upfront Purchase	Closed	11/10/2020	11/18/2020	$10.50	2,000	$21,000 (3)	$2,036	4/22/2021
#13BEAUX	9/24/2020	One case of twelve (12) bottles of 2013 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Closed	11/10/2020	11/23/2020	$5.00	5,100	$25,500 (3)	$2,124	2/23/2021
#88MARIO	10/28/2020	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	Purchase Agreement	Sold - $60,000 Acquisition Offer Accepted on 12/29/2020	11/12/2020	11/23/2020	$15.00	2,000	$30,000 (3)	$3,600	12/30/2020
#ANMLFARM	8/21/2020	First Edition, First printing of Animal Farm by George Orwell	Upfront Purchase	Closed	11/16/2020	11/23/2020	$10.00	1,000	$10,000 (3)	$434	4/13/2021
#NASA1	9/24/2020	1969 Buzz Aldrin NASA Apollo 11 space-flown control stick	Purchase Agreement	Closed	10/25/2020	11/25/2020	$30.00	10,000	$300,000 (3)	$39,763	4/22/2021
#00BRADY	10/28/2020	2000 Playoff Contenders #144 Tom Brady Autograph Rookie Card graded BGS MINT 9	Upfront Purchase	Closed	11/19/2020	11/30/2020	$12.00	3,750	$45,000 (3)	$8,298	3/4/2021
#85NES	10/28/2020	1985 NES Duck Hunt Wata 9.2 NS Video Game and a 1985 NES Gyromite Wata 9.0 NS Video Game	Purchase Agreement	Closed	11/17/2020	11/30/2020	$4.00	8,000	$32,000 (3)	$4,321	3/4/2021
#04LEBRON	10/28/2020	2004-05 Upper Deck Exquisite Collection Extra Exquisite Jerseys Autographs #LJ LeBron James Card graded BGS GEM MINT 9.5	Purchase Agreement	Closed	10/29/2020	12/7/2020	$10.00	5,000	$50,000 (3)	$4,371	3/11/2021
#85JORDAN	10/28/2020	1985 Michael Jordan Rookie Game Worn Nike Air Jordan I Sneakers	Purchase Agreement	Closed	11/8/2020	12/7/2020	$25.00	10,000	$250,000 (3)	$5,025	3/9/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#69KAREEM	10/28/2020	1969 Topps Basketball #25 Lew Alcindor Rookie Card graded PSA NM-MT 8	Upfront Purchase	Closed	11/23/2020	12/7/2020	$11.00	2,500	$27,500 (3)	$2,896	3/9/2021
#59JFK	8/21/2020	1959 Inscribed Presentation Copy of Profiles in Courage by John F. Kennedy	Purchase Agreement	Closed	11/25/2020	12/7/2020	$13.00	2,000	$26,000 (3)	$1,538	3/9/2021
#JUSTICE1	8/21/2020	1960 Justice League of America #1 CGC NM+ 9.6 comic book	Purchase Agreement	Closed	11/18/2020	12/7/2020	$43.00	5,000	$215,000 (3)	$20,635	4/27/2021
#GRAPES	8/21/2020	1939 Inscribed First Edition Presentation copy of The Grapes of Wrath by John Steinbeck	Purchase Agreement	Closed	12/1/2020	12/14/2020	$19.50	2,000	$39,000 (3)	$6,408	3/16/2021
#GOLDENEYE	10/28/2020	1997 N64 GoldenEye 007 Wata 9.6 A++ Video Game	Upfront Purchase	Closed	11/24/2020	12/14/2020	$5.00	5,000	$25,000 (3)	$808	3/18/2021
#03LEBRON2	11/25/2020	2003-04 Topps Chrome Refractors LeBron James Rookie card graded BGS Pristine 10	Upfront Purchase	Closed	11/30/2020	12/14/2020	$20.00	5,000	$100,000 (3)	$7,523	3/18/2021
#34GEHRIG	10/28/2020	1934 Goudey #61 Lou Gehrig Card graded PSA NM-MT 8	Upfront Purchase	Closed	12/3/2020	12/14/2020	$7.00	5,000	$35,000 (3)	$3,845	3/16/2021
#98KANGA	11/25/2020	1998 Pokémon Japanese Promo Kangaskhan-Holo Trophy Card graded PSA GEM MT 10	Purchase Agreement	Closed	12/2/2020	12/14/2020	$8.00	21,250	$170,000 (3)	$16,425	3/16/2021
#06BRM	9/24/2020	One case of twelve (12) bottles of 2006 Barolo Riserva Monfortino, Giacomo Conterno	Purchase Agreement	Closed	12/7/2020	12/14/2020	$10.00	1,850	$18,500 (3)	$1,351	3/16/2021
#MOONSHOE	11/25/2020	Original pair of Nike "Moon Shoe" sneakers	Upfront Purchase	Closed	11/25/2020	12/14/2020	$10.00	18,000	$180,000 (3)	$26,250	3/16/2021
#DUNE	7/20/2020	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	Purchase Agreement	Closed	12/10/2020	12/22/2020	$13.25	1,000	$13,250 (3)	$1,418	3/23/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#86FLEER	11/25/2020	1986-87 Fleer Basketball Unopened Wax Box Certified by BBCE	Upfront Purchase	Closed	12/7/2020	12/22/2020	$10.00	16,500	$165,000 (3)	$14,666	3/23/2021
#58PELE2	11/25/2020	1958 Editora Aquarela Pelé Card graded PSA NM 7	Upfront Purchase	Sold - $62,000 Acquisition Offer Accepted on 02/26/2021	12/16/2020	12/22/2020	$5.00	5,300	$26,500 (3)	$1,930	2/17/2021
#WILDGUN	10/28/2020	1985 NES Wild Gunman Wata 9.2 A+ Video Game	Purchase Agreement	Closed	12/15/2020	12/22/2020	$7.00	4,000	$28,000 (3)	$2,591	3/23/2021
#18LAMAR	11/25/2020	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	Upfront Purchase	Sold - $88,500 Acquisition Offer Accepted on 12/29/2020	12/7/2020	12/29/2020	$8.00	7,750	$62,000 (3)	$5,875	12/30/2020
#03TACHE	10/28/2020	Four cases of three (3) bottles of 2003 La Tâche, Domaine de la Romanée-Conti	Purchase Agreement	Closed	11/17/2020	1/13/2021	$5.00	15,600	$78,000 (3)	$5,699	4/20/2021
#AVENGE57	8/21/2020	1968 Marvel Avengers #57 CGC NM/M 9.8 comic book	Purchase Agreement	Closed	12/2/2020	1/13/2021	$1.00	20,000	$20,000 (3)	$1,698	4/20/2021
#99TMB2	11/25/2020	1999 Pokémon Japanese Promo Tropical Mega Battle No. 2 Trainer Card graded PSA AUTHENTIC	Upfront Purchase	Closed	12/14/2020	1/13/2021	$6.00	10,000	$60,000 (3)	$8,000	4/20/2021
#AVENGERS1	7/20/2020	1963 Avengers #1 CGC NM + 9.6 comic book	Purchase Agreement	Closed	12/16/2020	1/13/2021	$54.00	5,000	$270,000 (3)	$14,675	4/20/2021
#13GIANNIS	11/25/2020	2013 Panini Flawless Giannis Antetokounmpo Rookie card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/19/2020	1/13/2021	$5.00	5,000	$25,000 (3)	$4,023	4/20/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#04MESSI	11/25/2020	2004-05 Panini Lionel Messi Card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/21/2020	1/13/2021	$5.00	9,000	$45,000 (3)	$3,403	4/20/2021
#PUNCHOUT	12/21/2020	1987 NES Mike Tyson’s PUNCH-OUT!! Wata 9.4 A+ video game	Purchase Agreement	Closed	12/22/2020	1/13/2021	$9.00	10,000	$90,000 (3)	$7,825	4/20/2021
#BULLSRING	11/25/2020	Six Chicago Bulls NBA Championship Rings awarded to Chicago Bulls security guard John Capps	Upfront Purchase	Closed	12/19/2020	1/13/2021	$10.00	30,000	$300,000 (3)	$44,008	4/20/2021
#70AARON	11/25/2020	1970 Topps Hank Aaron card graded PSA GEM MINT 10	Upfront Purchase	Closed	12/23/2020	1/13/2021	$3.00	6,000	$18,000 (3)	$598	4/20/2021
#96CHARZRD	12/21/2020	1996 Pokemon Japanese Base Set No Rarity Symbol Holo Charizard #6 PSA MINT 9	Upfront Purchase	Closed	12/27/2020	1/13/2021	$10.00	6,500	$65,000 (3)	$5,304	4/15/2021
#ICECLIMB	12/21/2020	1985 NES Ice Climber Wata 9.0 A video game	Upfront Purchase	Closed	12/28/2020	1/13/2021	$8.00	10,000	$80,000 (3)	$7,958	4/20/2021
#01TIGER	12/21/2020	2001 SP Authentic #45 Tiger Woods Autographed Rookie Card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/30/2020	1/13/2021	$10.00	1,850	$18,500 (3)	$1,615	4/15/2021
#JUNGLEBOX	12/21/2020	1999 Pokémon Jungle 1st Edition Booster Box	Upfront Purchase	Closed	1/3/2021	1/19/2021	$5.00	6,900	$34,500 (3)	$2,955	4/22/2021
#51HOWE	11/25/2020	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	Upfront Purchase	Closed	1/5/2021	1/19/2021	$9.00	5,000	$45,000 (3)	$3,445	4/22/2021
#09COBB	11/25/2020	1909-11 T206 Sweet Caporal Ty Cobb card graded PSA NM 7	Upfront Purchase	Closed	1/6/2021	1/19/2021	$4.00	8,000	$32,000 (3)	$2,980	4/22/2021
#96JORDAN2	1/8/2021	Michael Jordan Playoff Worn and Dual Signed ‘Player Sample’ Air Jordan 11’s	Upfront Purchase	Closed	1/11/2021	1/19/2021	$5.00	10,800	$54,000 (3)	$3,812	4/22/2021

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#THOR	10/28/2020	1962 Journey Into Mystery #83 CGC NM 9.4	Purchase Agreement	Closed	1/7/2021	1/25/2021	$20.00	10,750	$215,000 (3)	$15,608	4/29/2021
#FOSSILBOX	12/21/2020	1999 Pokémon 1st Edition Fossil Set Sealed Booster Box	Upfront Purchase	Closed	1/11/2021	1/25/2021	$5.00	4,200	$21,000 (3)	$1,690	4/29/2021
#59FLASH	1/8/2021	1959 The Flash #105 comic book graded NM 9.4 by CGC	Upfront Purchase	Closed	1/12/2021	1/25/2021	$6.50	10,000	$65,000 (3)	$5,250
#POKEBLUE	12/21/2020	1998 Game Boy Pokémon Blue video game	Purchase Agreement	Closed	1/20/2021	1/27/2021	$10.00	2,400	$24,000 (3)	$2,660
#DOMINOS	1/8/2021	1990 Rolex Air-King Dominos Pizza Special Edition Watch	Upfront Purchase	Closed	1/19/2021	1/27/2021	$5.50	2,000	$11,000 (3)	$1,236
#PICNIC	8/21/2020	Limited Edition Natural Barénia Leather & Osier Picnic Kelly 35cm Bag with palladium hardware	Purchase Agreement	Closed	12/9/2020	1/27/2021	$27.00	2,000	$54,000 (3)	$4,358	4/29/2021
#98GTA	12/21/2020	1998 PlayStation Grand Theft Auto Video Game graded Wata 9.8 A+	Upfront Purchase	Closed	1/14/2021	1/27/2021	$5.00	3,150	$15,750 (3)	$1,293
#58PELE	11/25/2020	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	Upfront Purchase	Closed	1/11/2021	1/28/2021	$10.00	31,500	$315,000 (3)	$20,441
#09CURRY	1/8/2021	2009-10 UD Exquisite Stephen Curry #64 Autographed Rookie Card graded GEM MINT 9.5 by BGS	Upfront Purchase	Closed	1/25/2021	2/2/2021	$10.00	2,500	$25,000 (3)	$590
#84JORDAN	1/8/2021	Michael Jordan Photo-Matched 1984 Signing Day Chicago Bulls Official NBA Game Jersey	Upfront Purchase	Closed	1/21/2021	2/2/2021	$25.00	15,000	$375,000 (3)	$49,898
#09BEAUX	9/24/2020	One case of twelve (12) bottles of 2009 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Closed	1/4/2021	2/2/2021	$5.00	6,800	$34,000 (3)	$3,085

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#KEROUAC	9/24/2020	1957 inscribed First Edition, Presentation Copy of "On the Road" by Jack Kerouac	Purchase Agreement	Closed	12/13/2020	2/7/2021	$20.00	4,900	$98,000 (3)	$10,583
#96JORDAN	1/8/2021	1996 Michael Jordan Game Worn and Dual Signed ‘Player Sample’ Air Jordan 11 “Concord”	Upfront Purchase	Closed	1/26/2021	2/7/2021	$4.00	12,000	$48,000 (3)	$4,420
#FEDERAL	11/25/2020	First Edition copy of The Federalist by Alexander Hamilton, James Madison, and John Jay	Purchase Agreement	Closed	1/25/2021	2/7/2021	$15.00	10,000	$150,000 (3)	$26,675
#62BOND	12/21/2020	1962 First Edition Presentation copy of The Spy Who Loved Me by Ian Fleming inscribed to Robert Kennedy	Upfront Purchase	Closed	12/30/2020	2/7/2021	$6.00	15,500	$93,000 (3)	$13,593
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank				Cancelled (5)
#71TOPPS	1/8/2021	1971 Topps Football Series 2 Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Closed	1/18/2021	2/17/2021	$4.00	17,000	$68,000 (3)	$5,759
#DEATON	12/21/2020	Triceratops prorsus skull excavated from the Hell Creek Formation of North Dakota in 1999	Purchase Agreement	Closed	1/25/2021	2/17/2021	$25.00	11,400	$285,000 (3)	$27,283
#98ZELDA	1/8/2021	1998 N64 The Legend of Zelda: Ocarina of Time video game graded 9.6 A+ by Wata	Purchase Agreement	Closed	2/3/2021	2/17/2021	$4.70	5,000	$23,500 (3)	$2,165
#03JORDAN2	1/8/2021	2003-04 UD Exquisite Quad Patch #MJ Michael Jordan Game Used Patch Card graded NM-MT+ 8.5 by BGS	Upfront Purchase	Closed	2/9/2021	2/22/2021	$4.20	10,000	$42,000 (3)	$4,220
#WOLVERINE	1/8/2021	1974 Incredible Hulk #181 comic book graded NM/M 9.8 by CGC	Upfront Purchase	Closed	2/7/2021	2/22/2021	$9.50	5,000	$47,500 (3)	$3,871

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#91JORDAN	1/8/2021	1991 Michael Jordan Game Worn Chicago Bulls Home Uniform graded A10 by MEARS	Upfront Purchase	Closed	1/31/2021	2/24/2021	$7.00	10,000	$70,000 (3)	$656
#79GRETZKY	1/8/2021	1979 Topps Wayne Gretzky #18 Rookie Card graded GEM-MT 10 by PSA	Upfront Purchase	Closed	2/5/2021	2/25/2021	$40.00	20,000	$800,000 (3)	$64,216
#17DUJAC	9/24/2020	Two cases of six (6) bottles of 2017 Chambertin, Domaine Dujac	Purchase Agreement	Closed	2/15/2021	3/8/2021	$8.00	3,250	$26,000 (3)	$1,408
#FAUBOURG2	9/24/2020	2019 Hermès 20cm Sellier Faubourg Blue Multicolor Birkin with Palladium Hardware	Purchase Agreement	Closed	12/28/2020	3/8/2021	$15.00	11,000	$165,000 (3)	$11,483
1962 Amazing Fantasy #15 CGC VG+ 4.5				Cancelled / Underlying Asset Sold Pre-Offering
#MOSASAUR	1/8/2021	Mosasaur Halisaurus Arambourgi Skeleton	Upfront Purchase	Closed	2/21/2021	3/15/2021	$5.00	6,000	$30,000 (3)	$8,658
#92JORDAN	1/8/2021	1992 Michael Jordan Game Worn and Dual Signed Nike Air Jordan VII's	Upfront Purchase	Closed	2/23/2021	3/15/2021	$6.00	7,000	$42,000 (3)	$4,480
#14KOBE	1/8/2021	2014 Kobe Bryant Game Worn and Signed Lakers Jersey	Upfront Purchase	Closed	2/14/2021	3/15/2021	$8.00	9,750	$78,000 (3)	$6,250
#03LEBRON3	1/8/2021	2003-04 SP Authentic #148 LeBron James Autographed Rookie Card graded PRISTINE 10 by BGS	Upfront Purchase	Closed	2/12/2021	3/15/2021	$23.00	10,000	$230,000 (3)	$20,924
#95TOPSUN	2/23/2021	1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A	Upfront Purchase	Closed	3/2/2021	3/15/2021	$6.00	10,000	$60,000 (3)	$8,300
#OPEECHEE	1/8/2021	1979-80 O-Pee-Chee Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Closed	2/19/2021	3/16/2021	$30.00	10,000	$300,000 (3)	$41,699

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#59BOND	12/21/2020	1959 First Edition Dedication copy of Goldfinger by Ian Fleming	Upfront Purchase	Closed	2/24/2021	3/16/2021	$8.00	10,250	$82,000 (3)	$11,381
#09TROUT2	2/23/2021	2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5	Upfront Purchase	Closed	2/28/2021	3/16/2021	$5.00	11,200	$56,000 (3)	$4,340
#ROCKETBOX	2/23/2021	2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box	Upfront Purchase	Closed	3/10/2021	3/22/2021	$6.00	4,750	$28,500 (3)	$1,894
#94JORDAN	1/8/2021	1994 Michael Jordan Game Worn, Signed and Photo-Matched Air Jordan Baseball Cleats	Upfront Purchase	Closed	2/16/2021	3/22/2021	$8.50	10,000	$85,000 (3)	$9,295
#85MJPROMO	2/23/2021	1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10	Upfront Purchase	Closed	3/7/2021	4/6/2021	$8.00	3,500	$28,000 (3)	$4,120
#17MAHOMES	2/23/2021	2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8	Purchase Agreement	Closed	2/27/2021	4/6/2021	$12.00	25,000	$300,000 (3)	$79,150
#76PAYTON	2/23/2021	1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10	Upfront Purchase	Closed	3/9/2021	4/6/2021	$6.50	10,000	$65,000 (3)	$9,750
#11BELAIR	9/24/2020	One case of twelve (12) bottles of 2011 Vosne-Romanée Aux Reignots, Domaine du Comte Liger-Belair	Purchase Agreement	Closed	3/10/2021	4/6/2021	$11.00	2,000	$22,000 (3)	$1,541
#16KOBE	10/28/2020	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	Upfront Purchase	Closed	3/5/2021	4/6/2021	$8.00	100,000	$800,000 (3)	$147,929
#FANFOUR5	2/23/2021	1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2	Upfront Purchase	Closed	3/3/2021	4/6/2021	$8.00	10,000	$80,000 (3)	$5,900

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#86DK3	2/23/2021	1986 Donkey Kong 3 Sealed [Hangtab, 2 Code, Mid-Production], NES Nintendo graded Wata 9.2 A+	Upfront Purchase	Closed	3/1/2021	4/6/2021	$10.00	4,350	$43,500 (3)	$3,465
#18LUKA	2/23/2021	2018 Panini Prizm Signatures Black Label Luka Doncic Rookie card #3 Graded BGS PRISTINE 10	Upfront Purchase	Closed	3/14/2021	4/6/2021	$5.00	5,300	$26,500 (3)	$2,813
#MARADONA	2/23/2021	1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT	Upfront Purchase	Closed	3/16/2021	4/9/2021	$7.00	2,000	$14,000 (3)	$1,428
#68RYAN	2/23/2021	1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9	Upfront Purchase	Closed	3/17/2021	4/9/2021	$7.00	10,000	$70,000 (3)	$8,102
#99CHARZRD	2/23/2021	1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10	Upfront Purchase	Closed	3/20/2021	4/9/2021	$10.00	35,000	$350,000 (3)	$42,825
#96KOBE	2/23/2021	1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5	Upfront Purchase	Closed	3/24/2021	4/9/2021	$11.00	7,000	$77,000 (3)	$7,662
#POKEYELOW	2/23/2021	1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++	Purchase Agreement	Closed	3/23/2021	4/13/2021	$5.00	11,000	$55,000 (3)	$6,850
#POKELUGIA	2/23/2021	2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10	Upfront Purchase	Closed	3/15/2021	4/13/2021	$11.00	10,000	$110,000 (3)	$12,475
#48JACKIE	1/8/2021	1948 Leaf Jackie Robinson #79 Rookie Card graded NM-MT 8 by PSA	Purchase Agreement	Closed	1/29/2021	4/15/2021	$20.00	18,750	$375,000 (3)	$27,838

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#VANHALEN	1/8/2021	2008 Eddie Van Halen Concert Played and Signed Charvel EVH Art Series One-of-a-Kind Guitar	Upfront Purchase	Closed	2/2/2021	4/15/2021	$12.40	5,000	$62,000 (3)	$6,087
#XMEN1	12/21/2020	1963 X-Men #1 CGC NM 9.4 comic book	Purchase Agreement	Closed	3/13/2021	4/15/2021	$20.00	12,000	$240,000 (3)	$20,200
#TORNEK	11/25/2020	1964 Tornek-Rayville ref. TR-900	Purchase Agreement	Open	11/26/2020	Q2 2021 or Q3 2021	$5.00	26,400 / 33,000	$132,000 / $165,000	$8,513
#05MJLJ	2/23/2021	2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5	Purchase Agreement	Open	3/20/2021	Q2 2021 or Q3 2021	$4.00	16,400 / 20,500	$65,600 / $82,000	$7,965
#85JORDAN2	2/23/2021	1985 Signed Michael Jordan "Shattered Backboard" Jersey	Purchase Agreement	Open	3/21/2021	Q2 2021 or Q3 2021	$14.00	16,000 / 20,000	$224,000 / $280,000	$44,500
#81MONTANA	2/23/2021	1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10	Upfront Purchase	Open	3/29/2021	Q2 2021 or Q3 2021	$7.00	8,000 / 10,000	$56,000 / $70,000	$5,175
#GYMBOX	2/23/2021	2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box	Upfront Purchase	Open	3/30/2021	Q2 2021 or Q3 2021	$6.00	2,400 / 3,000	$14,400 / $18,000	$1,663
#87JORDAN	3/29/2021	1987 Fleer Michael Jordan Card #59 graded PSA GEM MT 10	Upfront Purchase	Open	3/30/2021	Q2 2021 or Q3 2021	$5.00	8,000 / 10,000	$40,000 / $50,000	$3,254
#00MOUTON	9/24/2020	One case of twelve (12) bottles of 2000 Château Mouton-Rothschild	Purchase Agreement	Open	4/1/2021	Q2 2021 or Q3 2021	$13.50	1,600 / 2,000	$21,600 / $27,000	$2,181
#09CURRY2	2/23/2021	2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5	Upfront Purchase	Open	3/26/2021	Q2 2021 or Q3 2021	$25.00	16,800 / 21,000	$420,000 / $525,000	$62,163

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#60ALI	3/29/2021	1960 Hemmets Journal #23 Cassius Clay (Muhammad Ali) Rookie Card graded PSA Mint 9	Upfront Purchase	Open	4/2/2021	Q2 2021 or Q3 2021	$10.00	18,800 / 23,500	$188,000 / $235,000	$20,014
#APPLE1	1/8/2021	1976 Apple-1 Computer with Original Box Signed by Steve Wozniak	Upfront Purchase	Open	4/2/2021	Q2 2021 or Q3 2021	$25.00	26,400 / 33,000	$660,000 / $825,000	$67,155
#POKEMON2	2/23/2021	1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast	Upfront Purchase	Open	4/2/2021	Q2 2021 or Q3 2021	$10.00	33,200 / 41,500	$332,000 / $415,000	$32,138
#GWLOTTO	3/29/2021	1768 George Washington Mountain Road Lottery Ticket with Signature	Upfront Purchase	Open	4/5/2021	Q2 2021 or Q3 2021	$14.00	2,000 / 2,500	$28,000 / $35,000	$7,442
#NICKLAUS1	2/23/2021	1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10	Upfront Purchase	Open	4/7/2021	Q2 2021 or Q3 2021	$10.00	3,200 / 4,000	$32,000 / $40,000	$4,001
#85LEMIEUX	3/29/2021	1985 O-Pee-Chee Hockey Mario Lemieux Rookie Card #9 graded PSA GEM-MT 10	Upfront Purchase	Open	4/7/2021	Q2 2021 or Q3 2021	$5.00	14,000 / 17,500	$70,000 / $87,500	$7,326
#SMB3	3/29/2021	1990 NES Super Mario Bros. 3 Video Game graded Wata 9.4 A+	Purchase Agreement	Open	4/11/2021	Q2 2021 or Q3 2021	$5.00	4,000 / 5,000	$20,000 / $25,000	$2,150
#RIVIERA	3/29/2021	1965 Rolex 1601 Datejust retailed by Joyeria Riviera	Upfront Purchase	Open	4/12/2021	Q2 2021 or Q3 2021	$5.00	4,800 / 6,000	$24,000 / $30,000	$5,888
#NEOBOX	2/23/2021	2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box	Upfront Purchase	Open	4/14/2021	Q2 2021 or Q3 2021	$4.50	8,000 / 10,000	$36,000 / $45,000	$3,317
#HUCKFINN	3/29/2021	1885 First Edition, Adventures of Huckleberry Finn by Mark Twain	Purchase Agreement	Open	4/20/2021	Q2 2021 or Q3 2021	$11.00	1,600 / 2,000	$17,600 / $22,000	$2,680
#56AARON	3/29/2021	1956 Topps #31 Hank Aaron (White Back) graded PSA Mint 9	Upfront Purchase	Open	4/23/2021	Q2 2021 or Q3 2021	$5.00	8,000 / 10,000	$40,000 / $50,000	$7,600

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#POKEMON3	3/29/2021	1999 Pokémon 1st Edition Complete Set graded PSA GEM MT 10	Purchase Agreement	Open	4/25/2021	Q2 2021 or Q3 2021	$120.00	4,000 / 5,000	$480,000 / $600,000	$36,900
#1776	1/8/2021	July 16, 1776 Exeter, New Hampshire broadside of the Declaration of Independence	Purchase Agreement	Open	4/27/2021	Q2 2021 or Q3 2021	$25.00	64,000 / 80,000	$1,600,000 / $2,000,000	$514,400
#WZRDOFOZ	2/23/2021	1900 First Edition of The Wonderful Wizard Of OZ	Purchase Agreement	Open	4/27/2021	Q2 2021 or Q3 2021	$15.00	4,800 / 6,000	$72,000 / $90,000	$7,825
#APEOD	11/1/2019	Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$62.00	400 / 500	$24,800 / $31,000	$940
#15PTKWT	11/1/2019	Patek Philippe Complications World Time Ref. 5131R-001	Purchase Option Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$108.00	800 / 1,000	$86,400 / $108,000	($140)
#HALONFR	7/20/2020	2001 Halo: Combat Evolved [NFR Not For Resale] Wata 9.8 A++ Sealed Xbox Video Game	Purchase Option Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$27.00	800 / 1,000	$21,600 / $27,000	$2,630
#09RBLEROY	9/24/2020	One case of twelve (12) bottles of 2009 Richebourg, Domaine Leroy	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$25.00	3,440 / 4,300	$86,000 / $107,500	$8,734
#00NEWMAN	9/24/2020	Signed Sparco race suit worn by Paul Newman during the 2000 Rolex 24 Hours of Daytona Race Series	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	2,480 / 3,100	$12,400 / $15,500	$1,147
#13MUSIGNY	10/28/2020	Two cases of three (3) bottles of 2013 Musigny, Domaine Leroy	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	9,800 / 12,250	$196,000 / $245,000	$17,393
#NEWTON	11/25/2020	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	Purchase Option Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	24,000 / 30,000	$240,000 / $300,000	$39,050

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#14CARR	1/8/2021	2014 National Treasures Silver #296 Derek Carr Signed Patch Rookie Card graded GEM MT 10 by PSA	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	3,200 / 4,000	$16,000 / $20,000	$2,100
#CONGRESS	1/8/2021	Thomas Heyward Jr’s First edition of the Continental Congress Journal of the Proceeds of the Congress	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$24.00	4,000 / 5,000	$96,000 / $120,000	$19,100
#BROSGRIMM	2/23/2021	1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$27.00	4,000 / 5,000	$108,000 / $135,000	$19,404
#66ORR	2/23/2021	1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.00	9,280 / 11,600	$74,240 / $92,800	$5,014
#60MANTLE	2/23/2021	1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	34,000 / 42,500	$680,000 / $850,000	$34,525
#DIMAGGIO3	2/23/2021	1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	18,000 / 22,500	$360,000 / $450,000	$26,525
#58PELE3	2/23/2021	1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM -MT 8	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	9,000 / 11,250	$180,000 / $225,000	$39,785
#POKEDEMO	2/23/2021	1998 Pokémon Demo Game Sealed Booster Pack published by Wizards of the Coast graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.50	3,200 / 4,000	$24,000 / $30,000	$2,200
#HGWELLS	3/29/2021	1895 First Edition The Time Machine: An Invention Inscribed by H.G Wells	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$6.20	6,000 / 7,500	$37,200 / $46,500	$4,935

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#MARX	3/29/2021	1867 First Edition Das Kapital By Karl Marx	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$15.00	6,400 / 8,000	$96,000 / $120,000	$12,300
#WALDEN	3/29/2021	1854 First Edition Walden; or, Life in the Woods by Henry David Thoreau	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.25	1,600 / 2,000	$16,400 / $20,500	$2,195
#80TOPPS	3/29/2021	1980 Topps Basketball Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	6,200 / 7,750	$62,000 / $77,500	$6,517
#TOPPSTRIO	3/29/2021	1980 Topps Scoring Leader Card(Bird / Erving /Johnson) Graded PSA MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$9.00	8,000 / 10,000	$72,000 / $90,000	$12,787
#03LEBRON4	3/29/2021	2003 Exquisite Collection LeBron James Scripted Swatches Rookie Card graded BGS MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	23,200 / 29,000	$232,000 / $290,000	$31,962
#98JORDAN2	3/29/2021	1998 Upper Deck Michael Jordan Jersey Autograph Card graded BGS GEM MINT 9.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	13,200 / 16,500	$264,000 / $330,000	$35,625
#07DURANT	3/29/2021	2007 Topps Chrome Orange Refractor Kevin Durant Rookie Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$13.00	8,000 / 10,000	$104,000 / $130,000	$11,925
#GRIFFEYJR	3/29/2021	1989 Upper Deck Ken Griffey Jr. Rookie Card #1 graded BGS PRISTINE 10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.00	4,000 / 5,000	$28,000 / $35,000	$3,550
#HENDERSON	3/29/2021	1980 Topps #482 Rickey Henderson Rookie Card graded PSA GEM MINT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	16,000 / 20,000	$160,000 / $200,000	$15,575
#08LEBRON	3/29/2021	2008 Metal Universe PMG Green Lebron James Card graded BGS MINT 9	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	28,000 / 35,000	$140,000 / $175,000	$21,338
#03LEBRON5	3/29/2021	2003 Topps Chrome #111 LeBron James Black Refractor Rookie Card graded PSA MINT 9	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.50	8,000 / 10,000	$84,000 / $105,000	$7,563

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#49ROYCAMP	3/29/2021	1949 Bowman #84 Roy Campanella Rookie Card graded PSA Mint 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.00	8,000 / 10,000	$56,000 / $70,000	$5,163
#65NAMATH	3/29/2021	1965 Topps #122 Joe Namath Rookie Card graded PSA NM-MT+ 8.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$15.00	12,000 / 15,000	$180,000 / $225,000	$22,211
#80ALI	3/29/2021	1980 Muhammad Ali Sparring Gloves Worn in Training for Larry Holmes Bout and Inscribed to Sylvester Stallone	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.50	8,000 / 10,000	$60,000 / $75,000	$13,081
#85ERVING	3/29/2021	1985 Julius Erving Game Worn and Signed Jersey	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$4.50	8,000 / 10,000	$36,000 / $45,000	$6,250
#67CAREW	3/29/2021	1967 Topps #569 Rod Carew A.L. Rookie Stars graded PSA Gem Mint 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	17,200 / 21,500	$172,000 / $215,000	$24,407
#LJKOBE	3/29/2021	2002 LeBron James High School Game Worn Sneakers Gifted by Kobe Bryant.	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	14,400 / 18,000	$144,000 / $180,000	$20,073
#61MANTLE	3/29/2021	1961 Topps Dice Game Mickey Mantle Card graded PSA Poor 1	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$25.00	13,600 / 17,000	$340,000 / $425,000	$44,401
#47JACKIE	3/29/2021	1947 Jackie Robinson Original News Photograph Authenticated by PSA/DNA Type 1	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	16,000 / 20,000	$320,000 / $400,000	$31,860
#AC23	3/29/2021	1940 Action Comics #23 comic book published by D.C. Comics graded CGC 5.5	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.00	3,200 / 4,000	$22,400 / $28,000	$2,620
#BATMAN2	3/29/2021	1940 Batman #2 comic book published by D.C. Comics graded CGC 9.0	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	6,800 / 8,500	$68,000 / $85,000	$6,913

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#FLASH123	3/29/2021	1961 The Flash #123 comic book published by D.C Comics graded CGC 9.4	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.00	2,900 / 3,625	$23,200 / $29,000	$2,610
#POKERED	3/29/2021	1998 Game Boy Pokémon Red Video Game graded Wata 9.2 A++	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$4.00	8,000 / 10,000	$32,000 / $40,000	$4,000
#01HALO	3/29/2021	2001 Xbox Halo: Combat Evolved (Black Label) Video Game graded Wata 9.4 A+	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$6.80	2,000 / 2,500	$13,600 / $17,000	$1,980
#SLASH	3/29/2021	Exact aged replica of Slash’s original Factory Black 1966 Gibson Doubleneck Guitar built as a prototype for the Slash EDS-1275 Doubleneck	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	10,400 / 13,000	$52,000 / $65,000	$13,250
#SANTANA	3/29/2021	Gibson Les Paul SG Guitar owned and played by Carlos Santana	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	12,000 / 15,000	$60,000 / $75,000	$15,588
#AJONES	3/29/2021	2020 Gibson Adam Jones 1979 Silverburst Les Paul Custom Prototype Guitar	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	7,600 / 9,500	$76,000 / $95,000	$17,738
#IOMMI	3/29/2021	2019 Gibson Tony Iommi 1964 “Monkey SG” Prototype Guitar	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	5,200 / 6,500	$52,000 / $65,000	$13,250
#MEGALODON	3/29/2021	Carcharocles Megalodon Jaw: Full Set of Fossilized Teeth in Jaw Reconstruction	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	24,000 / 30,000	$480,000 / $600,000	$138,900

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange represents sale of Series’ Underlying Asset.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Interests sold in Series is limited to 2,000 “Qualified Purchasers” with a maximum of 500 non-“accredited investors”.

(3)Represents the actual Offering Size, number of Interests sold and fees at the Closing of the Offering.

(4)Represents most recent Trading Window for Series as of the date of this filing. Blank cells indicate that no Trading Window for Series has yet occurred as of the date of this filing.

(5)Represents an Offering that was Cancelled with any potential Investors issued a full refund for their attempted subscription.

ITEM 1. DESCRIPTION OF BUSINESS

Company History

The Company’s core business is the identification and acquisition of collectible memorabilia (“Memorabilia Assets” or the “Asset Class”) and the management and marketing of a collection of Memorabilia Assets, as selected and acquired by the Company for the benefit of investors. RSE Archive Manager, LLC, a single member Delaware limited liability company formed on March 27, 2019 and owned by RSE Markets, Inc., is the manager of the Company (the “Manager”). RSE Markets, Inc. is a Delaware corporation formed on April 28, 2016 and serves as the asset manager for the collection of Memorabilia Assets owned by the Company and each series (the “Asset Manager”). The Company issues membership interests (the “Interests”) in a number of separate individual series (each, a “Series”) of the Company (each, an “Offering”). There will be a separate closing with respect to each Offering (each, a “Closing”). Each Series will own a unique Memorabilia Asset (an “Underlying Asset”) and the assets and liabilities of each Series will be separate in accordance with Delaware law. A purchaser of Interests (an “Investor”) in any Series acquires a proportional share of assets, liabilities, profits and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series is a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B(5)) as well as certain liabilities related to expenses pre-paid by the Asset Manager. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset are referred to as “Asset Sellers.” “Current Period” refers to the time period between January 1, 2020 and December 31, 2020. “Prior Period” refers to the time period between January 3, 2019 (inception) and December 31, 2019. The Manager has assembled a network of advisors with experience in the Asset Class (an “Advisory Board”) to assist the Manager in identifying, acquiring and managing Underlying Assets, as well as other aspects of the Platform (as defined below).

Description of the Business

The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Memorabilia Assets through a seamless investment experience on the Rally Rd.TM platform (the “Platform”). Additionally, Investors will have the opportunity to participate in a unique collective ownership experience, including museum/retail locations and social events, as part of the membership experience programs, as defined below.

The Company, with the support of the Manager and its affiliates and through the use of the Platform, aims to provide:

(i)Investors with access to the highest quality Memorabilia Assets for investment, portfolio diversification and secondary market liquidity for their Interests, through the liquidity platform (the “Liquidity Platform”) on the Platform, or otherwise, although there can be no guarantee that a secondary market will ever develop, through the Liquidity Platform, or otherwise, or that appropriate registrations to permit such secondary trading will ever be obtained.

(ii)Asset Sellers with greater market transparency and insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to build equity positions in assets via the Interests issued to Asset Sellers in Offerings for Series Interest conducted through the Platform, as part of total purchase consideration to Asset Sellers.

(iii) All Platform users with a premium, highly curated, engaging Memorabilia Asset media experience, including “fantasy collecting” features. The investable assets on the Platform will be supplemented with “private” assets, which will be used to generate conversation, support the “fantasy collecting” component of the Platform and enable users to share personal sentiment on all types of assets.

(iv)All Platform users and others with opportunities to engage with the Underlying Assets in the Company’s collection through a diverse set of tangible interactions with assets on the Platform and unique collective ownership experiences (together, the “Membership Experience Programs”) such as:

•Visit & interact at Rally Rd.™ Museums (i.e., Open HQ, warehouse visits, pop-up shops with partner businesses, or “tents” at major auctions/events where users can view the Underlying Assets in person and interact with each other in a social environment);

•Asset sponsorship models (e.g. corporate sponsors or individuals pay for assets to appear in movies, commercials or at events); and

•Other asset-related products (e.g., merchandise, social networking, communities).

Competition

Although the Company’s business model is unique in the Asset Class, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses continue to play a prominent role.

Most of our current and potential competitors in the Asset Class, such as dealers and auction houses, have significantly greater financial, marketing and other resources than we do and may be able to devote greater resources to sourcing the Memorabilia Assets that the Company competes for. In addition, almost all of these competitors, in particular the auction houses, have longer operating histories and greater name recognition than we do and operate on a more established business model.

There are also competing start-up models to facilitate shared ownership of Memorabilia Assets developing in the industry, which will result in additional competition for Memorabilia Assets, but so far none of these models focus on the regulated securities market.

With the continued increase in popularity of the Asset Class, we expect competition for Memorabilia Assets to intensify in future. Increased competition may lead to increased prices, which will reduce the potential value appreciation that Investors may be able to achieve by owning Interests in the Company’s Offerings and will decrease the number of high-quality assets the Company can securitize through the Platform.

In addition, there are companies that are developing crowd funding models for other alternative asset classes such as racehorses or art, who may decide to enter the Asset Class as well.

Customers

We target the broader U.S. Asset Class enthusiast and the U.S. millennial market  as our key customer bases. The customers of the Company are the Investors in each Series that has closed an Offering. As of the date of this filing, the Company has closed the Offerings highlighted in white in the Master Series Table.

Facilities

The Manager intends to operate the Company and manage the collection in a manner that will focus on the ongoing security of all Underlying Assets. The Manager will store the Underlying Assets, along with other assets, in a professional facility and in accordance with standards commonly expected when managing Memorabilia Assets of equivalent value and always as recommended by the Company’s Advisory Board.

The Company has leased or contracted for space for various sub-categories of the Asset Class, including in an art storage facility in Delaware, a wine storage facility in London and various other specialized facilities for the purposes of storing the Underlying Assets in a highly controlled environment when some or all of the Underlying Assets are not being used in Membership Experience Programs or are otherwise being utilized for marketing or similar purposes. The facility the Company has leased or contracted for space in, fulfills the following criteria:

-secure brick building in an office park in close proximity to a police station;

-all areas of the building recorded and monitored remotely by security cameras;

-temperature controlled to appropriate temperature for storage;

-special locked and gated area where all valuable items are stored, with limited access for select personnel;

-additionally, vaults exist inside the locked and gated area where ultra-high-end items are stored; and

all items are kept out of sunlight and, in the case of vault items, out of all light.

Each of the Underlying Assets in the collection are inspected on a regular basis according to the inspection schedule defined for each Underlying Asset by the Asset Manager in conjunction with members of the Company’s Advisory Board.

The Manager and the Asset Manager are located at 250 Lafayette Street, 2nd Floor, New York, NY 10012. The Asset Manager presently has twenty-four full-time employees and five part-time contractors. Neither the Manager nor the Company have any employees.

Government Regulation

Claims arising out of actual or alleged violations of law, including certain matters currently under investigation by the SEC, could be asserted against the Company by individuals or governmental authorities and could expose the Company or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

Legal Proceedings

None of the Company, any Series, the Manager, the Asset Manager or any director or executive officer of the Manager or Asset Manager is presently subject to any material legal proceedings.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

We have devoted substantially all our efforts to establishing our business and principal operations, which commenced in early 2019. Because of the early stage nature of the Company’s and the Manager’s business the reported financial information herein will likely not be indicative of future operating results or operating conditions. We are in large part reliant on the Asset Manager and its employees to grow and support our business. There are a number of key factors that will potentially impact our operating results going forward including the Asset Manager’s ability to:

-continue to source high quality Memorabilia Assets at reasonable prices to securitize through the Platform;

-market the Platform and the Offerings in individual Series of the Company and attract Investors to the Platform to acquire the Interests issued by Series of the Company;

-find and retain operating partners to support the regulatory and technology infrastructure necessary to operate the Platform;

-continue to develop the Platform and provide the information and technology infrastructure to support the issuance of Interests in Series of the Company; and

-find operating partners to manage the collection of Underlying Assets at a decreasing marginal cost per asset.

No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been developed.

At the time of this filing all of the Series designated as closed in the Master Series Table have commenced operations, are capitalized and have assets and various Series have liabilities. All assets and liabilities related to the Series described in the Master Series Table will be the responsibility of the Series from the time of the Closing of the respective Offerings. All Series highlighted in gray in the Master Series Table have not had a Closing, but we have, or are in the process of launching, these and subsequent Offerings for additional Series. Series whose Underlying Assets have been sold will subsequently be dissolved and are highlighted in orange in the Master Series Table.

Historical Investments in Underlying Assets

We provide investment opportunities in Memorabilia Assets to Investors through the Platform, financed through various methods including loans from officers of the Manager or other third-parties when we purchase an Underlying Asset prior to the Closing of an Offering, and through purchase option agreements negotiated with third-parties or affiliates when we finance the purchase of an Underlying Asset with the proceeds of an Offering. Additional information can be found below and in the Master Series Table.

We received multiple loans or payments from various parties to support the financing of the acquisition of the Underlying Assets for which the details are listed in the tables below. Such payments or loans have been or will be repaid from the proceeds of successful Series’ initial Offering, if necessary. Upon completion of the Offering of each of the Series of Interests, it is proposed that each of these Series shall acquire their respective Underlying Assets for the aggregate consideration consisting of cash and Interests as the authorized officers of the Manager may determine in their reasonable discretion in accordance with the disclosures set forth in these Series’ Offering documents. In various instances, as noted in the tables below, the Asset Seller is issued Interests in a particular Series as part of the total purchase consideration to the Asset Seller. In addition, there are instances where the Company finances an acquisition through the proceeds of the Offering, in the case of a purchase option, and as such requires no additional financing or only financing to make an initial down payment, as the case may be.

The Company incurred the “Acquisition Expenses”, which include transportation of the Memorabilia Assets to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy, listed in the tables below, the majority of which are capitalized into the purchase prices of the various Underlying Assets. Acquisition Expenses such as interest expense on a loan to finance an acquisition or marketing expenses related to the promotional materials created for an Underlying Asset are not capitalized. The Acquisition Expenses are generally initially funded by the Manager or its affiliates but will be reimbursed with the proceeds from an Offering related to such Series to the extent described in the applicable Offering documents. In the event that certain Acquisition Expenses are anticipated prior to the Closing of an Offering but are incurred only after the Closing, for example transportation fees related to transportation from the Asset Seller to the Company’s storage facility, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering.

Current Period

During the Current Period we have entered into agreements, had Closings, and incurred Acquisition Expenses as listed in the table below.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#75ALI	Purchase Agreement / 10/16/2019	12/29/2019	$44,000	$0	$0	$0	$0	0%	$47
#APROAK	Upfront Purchase / 10/18/2019	1/2/2020	$72,500	$0	$0	$0	$0	0%	$0
#88JORDAN	Purchase Agreement / 10/16/2019	1/27/2020	$20,000	$0	$0	$0	$0	0%	$47
#BIRKINBOR	Purchase Option Agreement / 11/20/2019	2/20/2020	$50,000	$0	$37,500	$0	$0	0%	$47
#33RUTH	Upfront Purchase / 11/26/2019	2/26/2020	$74,000	$0	$0	$0	$0	0%	$47
#SPIDER1	Purchase Option Agreement / 11/27/2019	3/4/2020	$20,000	$0	$15,000	$0	$0	0%	$47
#BATMAN3	Purchase Option Agreement / 11/27/2019	3/4/2020	$75,000	$0	$56,250	$0	$0	0%	$47
#ROOSEVELT	Purchase Option Agreement / 07/30/2019	3/10/2020	$17,000	$0	$0	$0	$0	0%	$0
#ULYSSES	Purchase Option Agreement / 07/30/2019	3/10/2020	$22,000	$0	$0	$0	$0	0%	$100
#56MANTLE	Upfront Purchase / 11/26/2019	3/11/2020	$9,000	$0	$0	$0	$0	0%	$0
#AGHOWL	Purchase Option Agreement / 07/30/2019	3/11/2020	$15,500	$0	$0	$0	$0	0%	$297
#98JORDAN	Purchase Option Agreement / 04/26/2019	3/22/2020	$120,000	$0	$0	$0	$0	0%	$0
#18ZION	Upfront Purchase / 10/16/2019	4/2/2020	$13,500	$0	$0	$0	$0	0%	$0
#SNOOPY	Upfront Purchase / 11/05/2019	4/7/2020	$24,000	$0	$0	$0	$0	0%	$0
#APOLLO11	Upfront Purchase / 10/16/2019	4/19/2020	$30,000	$0	$0	$0	$0	0%	$0
#24RUTHBAT	Purchase Agreement / 11/21/2019	5/3/2020	$250,000	$0	$200,000	$0	$0	0%	$47

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#YOKO	Purchase Option Agreement / 07/30/2019	5/11/2020	$12,500	$0	$0	$0	$0	0%	$0
#86JORDAN	Upfront Purchase / 02/18/2020	5/13/2020	$38,000	$0	$38,000	$0	$0	0%	$0
#RUTHBALL1	Purchase Agreement / 02/05/2020	5/24/2020	$27,000	$0	$27,000	$0	$0	0%	$0
#HULK1	Purchase Agreement / 02/05/2020	5/24/2020	$87,000	$0	$87,000	$0	$0	0%	$0
#HIMALAYA	Purchase Option Agreement / 11/20/2019	5/27/2020	$130,000	$0	$97,500	$0	$0	0%	$47
#55CLEMENTE	Purchase Agreement / 02/05/2020	6/4/2020	$36,000	$0	$36,000	$0	$0	0%	$0
#38DIMAGGIO	Purchase Agreement / 02/05/2020	6/4/2020	$20,000	$0	$20,000	$0	$0	0%	$0
#BOND1	Upfront Purchase / 01/13/2020	6/12/2020	$37,000	$0	$37,000	$0	$0	0%	$137
#LOTR	Upfront Purchase / 01/16/2020	6/12/2020	$27,500	$0	$27,500	$0	$0	0%	$137
#CATCHER	Upfront Purchase / 01/14/2020	6/12/2020	$11,500	$0	$11,500	$0	$0	0%	$137
#SUPER21	Purchase Option Agreement / 03/16/2020	6/17/2020	$7,000	$0	$7,000	$0	$0	0%	$0
#BATMAN1	Purchase Agreement / 02/05/2020	6/18/2020	$68,500	$0	$68,500	$0	$0	0%	$66
#GMTBLACK1	Upfront Purchase / 02/20/2020	6/25/2020	$25,000	$0	$25,000	$0	$0	0%	$66
#BIRKINTAN	Purchase Option Agreement / 03/30/2020	6/25/2020	$25,000	$0	$25,000	$0	$0	0%	$0
#61JFK	Purchase Agreement / 05/05/2020	7/7/2020	$16,250	$0	$16,250	$0	$0	0%	$166
#50JACKIE	Upfront Purchase / 03/03/2020	7/8/2020	$9,200	$0	$9,200	$0	$0	0%	$66
#POKEMON1	Upfront Purchase / 03/02/2020	7/8/2020	$118,000	$0	$118,000	$0	$0	0%	$66
#LINCOLN	Purchase Agreement / 05/05/2020	7/9/2020	$64,000	$0	$64,000	$0	$0	0%	$991
#STARWARS1	Purchase Agreement / 05/18/2020	7/14/2020	$10,000	$0	$10,000	$0	$0	0%	$131
#56TEDWILL	Purchase Agreement / 04/15/2020	7/26/2020	$80,000	$0	$80,000	$0	$0	0%	$80

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#68MAYS	Purchase Agreement / 04/15/2020	7/26/2020	$32,000	$0	$32,000	$0	$0	0%	$80
#TMNT1	Purchase Option Agreement / 04/30/2020	7/30/2020	$59,000	$0	$59,000	$0	$0	0%	$730
#CAPTAIN3	Purchase Option Agreement / 03/16/2020	7/30/2020	$35,500	$0	$35,500	$0	$0	0%	$66
#51MANTLE	Purchase Agreement / 04/15/2020	7/30/2020	$29,500	$0	$29,500	$0	$0	0%	$80
#CHURCHILL	Upfront Purchase / 03/06/2020	8/6/2020	$6,500	$0	$6,500	$0	$0	0%	$180
#SHKSPR4	Purchase Agreement / 02/20/2020	8/6/2020	$105,000	$0	$105,000	$0	$0	0%	$305
#03KOBE	Purchase Agreement / 06/25/2020	8/16/2020	$44,000	$0	$44,000	$0	$0	0%	$140
#03LEBRON	Purchase Agreement / 04/15/2020	8/16/2020	$25,000	$0	$25,000	$0	$0	0%	$80
#03JORDAN	Purchase Agreement / 04/15/2020	8/16/2020	$33,000	$0	$33,000	$0	$0	0%	$80
#39TEDWILL	Purchase Agreement / 07/07/2020	8/24/2020	$27,750	$0	$27,750	$0	$0	0%	$0
#94JETER	Purchase Agreement / 06/25/2020	8/24/2020	$39,000	$0	$39,000	$0	$0	0%	$140
#2020TOPPS	Purchase Option Agreement / 07/09/2020	8/25/2020	$98,000	$0	$48,000	$0	$50,000	50%	$0
#FANFOUR1	Purchase Option Agreement / 03/03/2020	9/2/2020	$100,000	$0	$100,000	$0	$0	0%	$129
#86RICE	Purchase Agreement / 06/25/2020	9/15/2020	$20,000	$0	$20,000	$0	$0	0%	$140
#DAREDEV1	Purchase Agreement / 05/18/2020	9/15/2020	$9,500	$0	$9,500	$0	$0	0%	$80
#85MARIO	Purchase Option Agreement / 04/22/2020	9/15/2020	$140,000	$0	$140,000	$0	$0	0%	$140
#TOS39	Purchase Agreement / 07/01/2020	9/15/2020	$120,000	$0	$120,000	$0	$0	0%	$140
#05LATOUR	Purchase Agreement / 05/18/2020	9/15/2020	$7,442	$0	$7,442	$0	$0	0%	$170
#16SCREAG	Purchase Agreement / 05/18/2020	9/15/2020	$31,944	$0	$31,944	$0	$0	0%	$170
#14DRC	Purchase Agreement / 05/18/2020	9/15/2020	$45,980	$0	$45,980	$0	$0	0%	$170

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#57MANTLE	Purchase Agreement / 07/07/2020	9/21/2020	$8,000	$0	$8,000	$0	$0	0%	$202
#FAUBOURG	Purchase Option Agreement / 03/30/2020	9/21/2020	$115,000	$0	$115,000	$0	$0	0%	$140
#SOBLACK	Purchase Option Agreement / 03/30/2020	10/1/2020	$50,000	$0	$50,000	$0	$0	0%	$333
#GATSBY	Purchase Option Agreement / 05/11/2020	10/1/2020	$185,000	$0	$185,000	$0	$0	0%	$180
#93DAYTONA	Purchase Agreement / 07/02/2020	10/1/2020	$37,000	$0	$37,000	$0	$0	0%	$0
#09TROUT	Purchase Agreement / 07/30/2020	10/8/2020	$225,000	$0	$225,000	$0	$0	0%	$202
#57STARR	Purchase Agreement / 07/07/2020	10/8/2020	$8,000	$0	$8,000	$0	$0	0%	$202
#AF15	Purchase Agreement / 07/16/2020	10/19/2020	$189,000	$0	$189,000	$0	$0	0%	$202
#03KOBE2	Purchase Agreement / 09/03/2020	10/22/2020	$21,000	$0	$21,000	$0	$0	0%	$229
#JOBSMAC	Upfront Purchase / 07/27/2020	10/22/2020	$35,000	$0	$35,000	$0	$0	0%	$432
#16PETRUS	Purchase Agreement / 05/18/2020	11/3/2020	$38,236	$0	$38,236	$0	$0	0%	$170
#ALICE	Purchase Option Agreement / 06/01/2020	11/3/2020	$9,200	$0	$9,200	$0	$0	0%	$180
#SPIDER10	Purchase Agreement / 07/28/2020	11/3/2020	$18,000	$0	$18,000	$0	$0	0%	$202
#62MANTLE	Purchase Agreement / 06/25/2020	11/4/2020	$132,000	$0	$132,000	$0	$0	0%	$140
#BATMAN6	Purchase Agreement / 05/18/2020	11/4/2020	$23,500	$0	$23,500	$0	$0	0%	$80
#CLEMENTE2	Purchase Agreement / 07/23/2020	11/9/2020	$60,000	$0	$60,000	$0	$0	0%	$202
#79STELLA	Purchase Agreement / 07/31/2020	11/16/2020	$61,500	$0	$61,500	$0	$0	0%	$0
#TKAM	Purchase Agreement / 04/27/2020	11/16/2020	$28,500	$0	$28,500	$0	$0	0%	$166
#SUPER14	Purchase Agreement / 06/18/2020	11/16/2020	$120,000	$0	$120,000	$0	$0	0%	$140
#DIMAGGIO2	Upfront Purchase / 09/23/2020	11/18/2020	$17,625	$0	$17,625	$0	$0	0%	$308

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#13BEAUX	Purchase Agreement / 08/10/2020	11/23/2020	$21,877	$0	$21,877	$0	$0	0%	$344
#88MARIO	Purchase Agreement / 09/23/2020	11/23/2020	$25,000	$0	$25,000	$0	$0	0%	$229
#ANMLFARM	Upfront Purchase / 03/13/2020	11/23/2020	$8,700	$0	$8,700	$0	$0	0%	$166
#NASA1	Purchase Agreement / 08/20/2020	11/25/2020	$250,000	$0	$250,000	$0	$0	0%	$4,687
#00BRADY	Upfront Purchase / 10/04/2020	11/30/2020	$35,123	$0	$35,123	$0	$0	0%	$289
#85NES	Purchase Agreement / 09/18/2020	11/30/2020	$26,000	$0	$26,000	$0	$0	0%	$459
#04LEBRON	Purchase Agreement / 09/18/2020	12/7/2020	$44,000	$0	$44,000	$0	$0	0%	$229
#85JORDAN	Purchase Agreement / 09/29/2020	12/7/2020	$240,000	$0	$240,000	$0	$0	0%	$0
#69KAREEM	Upfront Purchase / 10/04/2020	12/7/2020	$23,200	$0	$23,200	$0	$0	0%	$289
#59JFK	Purchase Agreement / 07/23/2020	12/7/2020	$23,000	$0	$23,000	$0	$0	0%	$302
#JUSTICE1	Purchase Agreement / 07/10/2020	12/7/2020	$190,000	$0	$190,000	$0	$0	0%	$202
#GRAPES	Purchase Agreement / 07/27/2020	12/14/2020	$31,000	$0	$31,000	$0	$0	0%	$302
#GOLDENEYE	Upfront Purchase / 09/24/2020	12/14/2020	$22,800	$0	$22,800	$0	$0	0%	$316
#03LEBRON2	Upfront Purchase / 10/21/2020	12/14/2020	$90,100	$0	$90,100	$0	$0	0%	$307
#34GEHRIG	Upfront Purchase / 10/04/2020	12/14/2020	$29,676	$0	$29,676	$0	$0	0%	$289
#98KANGA	Purchase Agreement / 10/29/2020	12/14/2020	$150,000	$0	$150,000	$0	$0	0%	$180
#06BRM	Purchase Agreement / 08/10/2020	12/14/2020	$15,720	$0	$15,720	$0	$0	0%	$344
#MOONSHOE	Upfront Purchase / 10/13/2020	12/14/2020	$150,000	$0	$150,000	$0	$0	0%	$180
#DUNE	Purchase Agreement / 06/18/2020	12/22/2020	$10,500	$0	$10,500	$0	$0	0%	$240
#86FLEER	Upfront Purchase / 11/02/2020	12/22/2020	$146,400	$0	$146,400	$0	$0	0%	$242
#58PELE2	Upfront Purchase / 11/02/2020	12/22/2020	$22,800	$0	$22,800	$0	$0	0%	$242
#WILDGUN	Purchase Agreement / 09/18/2020	12/22/2020	$24,000	$0	$24,000	$0	$0	0%	$229

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#18LAMAR	Upfront Purchase / 11/02/2020	12/29/2020	$54,000	$0	$54,000	$0	$0	0%	$242
#03TACHE	Purchase Agreement / 08/18/2020	1/13/2021	$70,192	$0	$70,192	$0	$0	0%	$344
#AVENGE57	Purchase Agreement / 07/28/2020	1/13/2021	$17,000	$0	$17,000	$0	$0	0%	$202
#99TMB2	Upfront Purchase / 10/27/2020	1/13/2021	$50,300	$0	$50,300	$0	$0	0%	$260
#AVENGERS1	Purchase Agreement / 06/18/2020	1/13/2021	$250,000	$0	$250,000	$0	$0	0%	$140
#13GIANNIS	Upfront Purchase / 10/21/2020	1/13/2021	$19,600	$0	$19,600	$0	$0	0%	$307
#04MESSI	Upfront Purchase / 11/02/2020	1/13/2021	$39,600	$0	$39,600	$0	$0	0%	$242
#PUNCHOUT	Purchase Agreement / 11/10/2020	1/13/2021	$80,000	$0	$80,000	$0	$0	0%	$152
#BULLSRING	Upfront Purchase / 10/27/2020	1/13/2021	$249,600	$0	$249,600	$0	$0	0%	$242
#70AARON	Upfront Purchase / 10/14/2020	1/13/2021	$16,122	$0	$16,122	$0	$0	0%	$260
#96CHARZRD	Upfront Purchase / 11/25/2020	1/13/2021	$57,877	$0	$57,877	$0	$0	0%	$321
#ICECLIMB	Upfront Purchase / 11/04/2020	1/13/2021	$70,000	$0	$70,000	$0	$0	0%	$242
#01TIGER	Upfront Purchase / 11/23/2020	1/13/2021	$15,600	$0	$15,600	$0	$0	0%	$234
#JUNGLEBOX	Upfront Purchase / 11/30/2020	1/19/2021	$30,100	$0	$30,100	$0	$0	0%	$182
#51HOWE	Upfront Purchase / 11/02/2020	1/19/2021	$39,600	$0	$39,600	$0	$0	0%	$0
#09COBB	Upfront Purchase / 10/22/2020	1/19/2021	$27,600	$0	$27,600	$0	$0	0%	$233
#96JORDAN2	Upfront Purchase / 12/07/2020	1/19/2021	$47,880	$0	$47,880	$0	$0	0%	$768
#THOR	Purchase Agreement / 09/16/2020	1/25/2021	$195,000	$0	$195,000	$0	$0	0%	$229
#FOSSILBOX	Upfront Purchase / 11/19/2020	1/25/2021	$18,000	$0	$18,000	$0	$0	0%	$45
#59FLASH	Upfront Purchase / 12/17/2020	1/25/2021	$58,000	$0	$58,000	$0	$0	0%	$33
#POKEBLUE	Purchase Agreement / 11/10/2020	1/27/2021	$20,000	$0	$20,000	$0	$0	0%	$152
#DOMINOS	Upfront Purchase / 12/16/2020	1/27/2021	$8,468	$0	$8,468	$0	$0	0%	$132

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#PICNIC	Purchase Agreement / 07/30/2020	1/27/2021	$48,000	$0	$48,000	$0	$0	0%	$202
#98GTA	Upfront Purchase / 11/19/2020	1/27/2021	$13,200	$0	$13,200	$0	$0	0%	$45
#58PELE	Upfront Purchase / 11/02/2020	1/28/2021	$288,000	$0	$288,000	$0	$0	0%	$242
#09CURRY	Upfront Purchase / 12/14/2020	2/2/2021	$22,800	$0	$22,800	$0	$0	0%	$306
#84JORDAN	Upfront Purchase / 12/04/2020	2/2/2021	$312,500	$0	$312,500	$0	$0	0%	$5,486
#09BEAUX	Purchase Agreement / 08/10/2020	2/2/2021	$29,475	$0	$29,475	$0	$0	0%	$174
#KEROUAC	Purchase Agreement / 08/12/2020	2/7/2021	$85,000	$0	$85,000	$0	$0	0%	$302
#96JORDAN	Upfront Purchase / 12/04/2020	2/7/2021	$42,000	$0	$42,000	$0	$0	0%	$152
#FEDERAL	Purchase Agreement / 10/14/2020	2/7/2021	$120,000	$0	$120,000	$0	$0	0%	$280
#62BOND	Upfront Purchase / 11/23/2020	2/7/2021	$76,455	$0	$76,455	$0	$0	0%	$614
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Purchase Agreement / 07/10/2020		$410,000	$0	$410,000	$0	$0	0%	$202
#71TOPPS	Upfront Purchase / 12/11/2020	2/17/2021	$60,000	$0	$60,000	$0	$0	0%	$551
#DEATON	Purchase Agreement / 11/18/2020	2/17/2021	$250,000	$0	$250,000	$0	$0	0%	$0
#98ZELDA	Purchase Agreement / 12/22/2020	2/17/2021	$20,000	$0	$20,000	$0	$0	0%	$0
#03JORDAN2	Upfront Purchase / 12/14/2020	2/22/2021	$36,000	$0	$36,000	$0	$0	0%	$306
#WOLVERINE	Upfront Purchase / 12/17/2020	2/22/2021	$42,000	$0	$42,000	$0	$0	0%	$33
#91JORDAN	Upfront Purchase / 12/14/2020	2/24/2021	$67,200	$0	$67,200	$0	$0	0%	$306
#79GRETZKY	Upfront Purchase / 12/12/2020	2/25/2021	$720,000	$0	$720,000	$0	$0	0%	$551
#17DUJAC	Purchase Agreement / 08/19/2020	3/8/2021	$23,232	$0	$23,232	$0	$0	0%	$174
#FAUBOURG2	Purchase Agreement / 09/03/2020	3/8/2021	$150,000	$0	$150,000	$0	$0	0%	$229
#MOSASAUR	Upfront Purchase / 12/03/2020	3/15/2021	$17,813	$0	$17,813	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#92JORDAN	Upfront Purchase / 12/04/2020	3/15/2021	$36,000	$0	$36,000	$0	$0	0%	$152
#14KOBE	Upfront Purchase / 12/10/2020	3/15/2021	$69,300	$0	$69,300	$0	$0	0%	$585
#03LEBRON3	Upfront Purchase / 12/10/2020	3/15/2021	$204,000	$0	$204,000	$0	$0	0%	$551
#OPEECHEE	Upfront Purchase / 12/13/2020	3/16/2021	$252,000	$0	$252,000	$0	$0	0%	$551
#59BOND	Upfront Purchase / 11/23/2020	3/16/2021	$68,221	$0	$68,221	$0	$0	0%	$615
1962 Amazing Fantasy #15 CGC VG+ 4.5	Purchase Agreement / 02/05/2020		$30,500	$0	$30,500	$0	$0	0%	$0
#ROCKETBOX	Upfront Purchase / 12/30/2020	3/22/2021	$25,100	$0	$25,100	$0	$0	0%	$0
#94JORDAN	Upfront Purchase / 12/14/2020	3/22/2021	$73,200	$0	$73,200	$0	$0	0%	$306
#11BELAIR	Purchase Agreement / 08/10/2020	4/6/2021	$18,995	$0	$18,995	$0	$0	0%	$344
#16KOBE	Upfront Purchase / 10/06/2020	4/6/2021	$631,200	$0	$631,200	$0	$0	0%	$6,250
#MARADONA	Upfront Purchase / 12/27/2020	4/9/2021	$11,211	$0	$11,211	$0	$0	0%	$0
#48JACKIE	Purchase Agreement / 12/16/2020	4/15/2021	$340,000	$0	$340,000	$0	$0	0%	$0
#VANHALEN	Upfront Purchase / 12/14/2020	4/15/2021	$54,000	$0	$54,000	$0	$0	0%	$306
#XMEN1	Purchase Agreement / 11/12/2020	4/15/2021	$215,000	$0	$215,000	$0	$0	0%	$0
#TORNEK	Purchase Agreement / 07/02/2020	Q2 2021 or Q3 2021	$153,000	$0	$153,000	$0	$0	0%	$0
#85JORDAN2	Purchase Agreement / 12/30/2020	Q2 2021 or Q3 2021	$230,000	$0	$0	$0	$0	0%	$0
#00MOUTON	Purchase Agreement / 08/10/2020	Q2 2021 or Q3 2021	$23,449	$0	$23,449	$0	$0	0%	$174
#APPLE1	Upfront Purchase / 12/18/2020	Q2 2021 or Q3 2021	$736,863	$0	$736,863	$0	$0	0%	$6,045
#1776	Purchase Agreement / 11/12/2020	Q2 2021 or Q3 2021	$1,450,000	$0	$300,000	$0	$0	0%	$0
#HALONFR	Purchase Option Agreement / 06/25/2020	Q2 2021 or Q3 2021	$23,000	$0	$0	$0	$0	0%	$0
#09RBLEROY	Purchase Agreement / 08/10/2020	Q2 2021 or Q3 2021	$96,285	$0	$96,285	$0	$0	0%	$344
#00NEWMAN	Purchase Agreement / 08/20/2020	Q2 2021 or Q3 2021	$12,800	$0	$12,800	$0	$0	0%	$627

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#13MUSIGNY	Purchase Agreement / 09/22/2020	Q2 2021 or Q3 2021	$222,720	$0	$222,720	$0	$0	0%	$174
#NEWTON	Purchase Option Agreement / 05/11/2020	Q2 2021 or Q3 2021	$255,000	$0	$255,000	$0	$0	0%	$0
#14CARR	Upfront Purchase / 12/17/2020	Q2 2021 or Q3 2021	$16,600	$0	$16,600	$0	$0	0%	$0
#CONGRESS	Purchase Agreement / 12/17/2020	Q2 2021 or Q3 2021	$98,200	$0	$45,000	$0	$0	0%	$0
#BROSGRIMM	Upfront Purchase / 12/16/2020	Q2 2021 or Q3 2021	$112,500	$0	$112,500	$0	$0	0%	$233
#66ORR	Upfront Purchase / 12/14/2020	Q2 2021 or Q3 2021	$85,200	$0	$85,200	$0	$0	0%	$306
Total for 2020	New Agreements: 151	Closings: 98	$14,490,079	$0	$13,390,129	$0	$50,000		$52,283

Note: Gray shading represents Series for which no Closing of an Offering has occurred as of the end of the Current Period. Orange shading represents sale of Series’ Underlying Asset as of the end of the Current Period. Totals include Purchase Price related to Underlying Assets subsequently sold as of the end of the Current Period.

Note: New Agreements and Closings represent only those agreements signed and those Offerings closed in the Current period.

Note: Purchase Price, Downpayment Amount, Financings and Acquisition Expenses represent only the incremental amounts for the Current Period i.e. if an Underlying Asset was purchased in a previous period, but had a Closing in the Current period, it would not contribute to the totals for the Current Period.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Values are based on current negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change.

Prior Period

During the Prior Period we have entered into agreements, had Closings, and incurred Acquisition Expenses as listed in the table below.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#52MANTLE	Purchase Option Agreement / 04/26/2019	10/25/2019	$125,000	$0	$125,000	$0	$0	0%	$150
#71MAYS	Purchase Option Agreement / 04/26/2019	10/31/2019	$52,500	$0	$47,250	$0	$5,250	10%	$0
#RLEXPEPSI	Purchase Agreement / 09/12/2019	11/6/2019	$16,800	$0	$16,800	$0	$0	0%	$0
#10COBB	Purchase Option Agreement / 04/26/2019	11/14/2019	$35,000	$0	$35,000	$0	$0	0%	$55
#POTTER	Purchase Agreement / 07/05/2019	11/21/2019	$65,000	$0	$65,000	$0	$0	0%	$5,155
#TWOCITIES	Purchase Option Agreement / 07/30/2019	11/21/2019	$12,000	$0	$12,000	$0	$0	0%	$305
#FROST	Purchase Option Agreement / 07/30/2019	11/21/2019	$10,000	$0	$10,000	$0	$0	0%	$305
#BIRKINBLEU	Upfront Purchase / 08/07/2019	11/27/2019	$55,500	$0	$55,500	$0	$0	0%	$0
#SMURF	Upfront Purchase / 10/18/2019	11/27/2019	$29,500	$0	$29,500	$0	$0	0%	$0
#70RLEX	Purchase Agreement / 09/12/2019	12/6/2019	$17,900	$0	$17,900	$0	$0	0%	$150
#EINSTEIN	Purchase Option Agreement / 07/30/2019	12/13/2019	$11,000	$0	$11,000	$0	$0	0%	$250
#HONUS	Purchase Option Agreement / 11/11/2019	12/26/2019	$500,028	$0	$225,000	$0	$275,028	53%	$0
#75ALI	Purchase Agreement / 10/16/2019	12/29/2019	$44,000	$0	$44,000	$0	$0	0%	$0
#71ALI	Purchase Option Agreement / 04/26/2019	12/30/2019	$27,500	$0	$27,500	$0	$0	0%	$0
#APROAK	Upfront Purchase / 10/18/2019	1/2/2020	$72,500	$0	$72,500	$0	$0	0%	$0
#88JORDAN	Purchase Agreement / 10/16/2019	1/27/2020	$20,000	$0	$20,000	$0	$0	0%	$0
#BIRKINBOR	Purchase Option Agreement / 11/20/2019	2/20/2020	$50,000	$0	$12,500	$0	$0	0%	$0
#33RUTH	Upfront Purchase / 11/26/2019	2/26/2020	$74,000	$0	$74,000	$0	$0	0%	$0
#SPIDER1	Purchase Option Agreement / 11/27/2019	3/4/2020	$20,000	$0	$5,000	$0	$0	0%	$0
#BATMAN3	Purchase Option Agreement / 11/27/2019	3/4/2020	$75,000	$0	$18,750	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#ROOSEVELT	Purchase Option Agreement / 07/30/2019	3/10/2020	$17,000	$0	$17,000	$0	$0	0%	$397
#ULYSSES	Purchase Option Agreement / 07/30/2019	3/10/2020	$22,000	$0	$22,000	$0	$0	0%	$0
#56MANTLE	Upfront Purchase / 11/26/2019	3/11/2020	$9,000	$0	$9,000	$0	$0	0%	$0
#AGHOWL	Purchase Option Agreement / 07/30/2019	3/11/2020	$15,500	$0	$15,500	$0	$0	0%	$0
#98JORDAN	Purchase Option Agreement / 04/26/2019	3/22/2020	$120,000	$0	$120,000	$0	$0	0%	$0
#18ZION	Upfront Purchase / 10/16/2019	4/2/2020	$13,500	$0	$13,500	$0	$0	0%	$0
#SNOOPY	Upfront Purchase / 11/05/2019	4/7/2020	$24,000	$0	$24,000	$0	$0	0%	$0
#APOLLO11	Upfront Purchase / 10/16/2019	4/19/2020	$30,000	$0	$30,000	$0	$0	0%	$0
#24RUTHBAT	Purchase Agreement / 11/21/2019	5/3/2020	$250,000	$0	$50,000	$0	$0	0%	$0
#YOKO	Purchase Option Agreement / 07/30/2019	5/11/2020	$12,500	$0	$12,500	$0	$0	0%	$250
#HIMALAYA	Purchase Option Agreement / 11/20/2019	5/27/2020	$130,000	$0	$32,500	$0	$0	0%	$0
#APEOD	Upfront Purchase / 10/18/2019	Q2 2021 or Q3 2021	$28,000	$0	$28,000	$0	$0	0%	$0
#15PTKWT	Purchase Option Agreement / 10/18/2019	Q2 2021 or Q3 2021	$105,000	$0	$0	$0	$0	0%	$0
Total for 2019	New Agreements: 33	Closings: 14	$2,089,728	$0	$1,298,200	$0	$280,278		$7,017

Note: Gray shading represents Series for which no Closing of an Offering has occurred as of the end of the Prior Period. Orange shading represents sale of Series’ Underlying Asset as of the end of the Prior Period.

Note: New Agreements and Closings represent only those agreements signed and those Offerings closed in the Prior Period.

Note: Purchase Price, Downpayment Amount, Financings and Acquisition Expenses represent only the incremental amounts for the Prior Period i.e. if an Underlying Asset was purchased in a previous period, but had a Closing in the Prior Period, it would not contribute to the totals for the Prior Period.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Values are based on current negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change.

Subsequent Investments and Purchase Options Agreements for Underlying Assets

Subsequent to the Current Period we have entered into  agreements, had Closings, and incurred Acquisition Expenses as listed in the table below.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#03TACHE	Purchase Agreement / 08/18/2020	1/13/2021	$70,192	$0	$0	$0	$0	0%	$0
#AVENGE57	Purchase Agreement / 07/28/2020	1/13/2021	$17,000	$0	$0	$0	$0	0%	$0
#99TMB2	Upfront Purchase / 10/27/2020	1/13/2021	$50,300	$0	$0	$0	$0	0%	$0
#AVENGERS1	Purchase Agreement / 06/18/2020	1/13/2021	$250,000	$0	$0	$0	$0	0%	$0
#13GIANNIS	Upfront Purchase / 10/21/2020	1/13/2021	$19,600	$0	$0	$0	$0	0%	$0
#04MESSI	Upfront Purchase / 11/02/2020	1/13/2021	$39,600	$0	$0	$0	$0	0%	$0
#PUNCHOUT	Purchase Agreement / 11/10/2020	1/13/2021	$80,000	$0	$0	$0	$0	0%	$0
#BULLSRING	Upfront Purchase / 10/27/2020	1/13/2021	$249,600	$0	$0	$0	$0	0%	$0
#70AARON	Upfront Purchase / 10/14/2020	1/13/2021	$16,122	$0	$0	$0	$0	0%	$0
#96CHARZRD	Upfront Purchase / 11/25/2020	1/13/2021	$57,877	$0	$0	$0	$0	0%	$0
#ICECLIMB	Upfront Purchase / 11/04/2020	1/13/2021	$70,000	$0	$0	$0	$0	0%	$0
#01TIGER	Upfront Purchase / 11/23/2020	1/13/2021	$15,600	$0	$0	$0	$0	0%	$0
#JUNGLEBOX	Upfront Purchase / 11/30/2020	1/19/2021	$30,100	$0	$0	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#51HOWE	Upfront Purchase / 11/02/2020	1/19/2021	$39,600	$0	$0	$0	$0	0%	$0
#09COBB	Upfront Purchase / 10/22/2020	1/19/2021	$27,600	$0	$0	$0	$0	0%	$0
#96JORDAN2	Upfront Purchase / 12/07/2020	1/19/2021	$47,880	$0	$0	$0	$0	0%	$321
#THOR	Purchase Agreement / 09/16/2020	1/25/2021	$195,000	$0	$0	$0	$0	0%	$0
#FOSSILBOX	Upfront Purchase / 11/19/2020	1/25/2021	$18,000	$0	$0	$0	$0	0%	$321
#59FLASH	Upfront Purchase / 12/17/2020	1/25/2021	$58,000	$0	$0	$0	$0	0%	$321
#POKEBLUE	Purchase Agreement / 11/10/2020	1/27/2021	$20,000	$0	$0	$0	$0	0%	$0
#DOMINOS	Upfront Purchase / 12/16/2020	1/27/2021	$8,468	$0	$0	$0	$0	0%	$321
#PICNIC	Purchase Agreement / 07/30/2020	1/27/2021	$48,000	$0	$0	$0	$0	0%	$0
#98GTA	Upfront Purchase / 11/19/2020	1/27/2021	$13,200	$0	$0	$0	$0	0%	$321
#58PELE	Upfront Purchase / 11/02/2020	1/28/2021	$288,000	$0	$0	$0	$0	0%	$0
#09CURRY	Upfront Purchase / 12/14/2020	2/2/2021	$22,800	$0	$0	$0	$0	0%	$321
#84JORDAN	Upfront Purchase / 12/04/2020	2/2/2021	$312,500	$0	$0	$0	$0	0%	$321
#09BEAUX	Purchase Agreement / 08/10/2020	2/2/2021	$29,475	$0	$0	$0	$0	0%	$0
#KEROUAC	Purchase Agreement / 08/12/2020	2/7/2021	$85,000	$0	$0	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#96JORDAN	Upfront Purchase / 12/04/2020	2/7/2021	$42,000	$0	$0	$0	$0	0%	$0
#FEDERAL	Purchase Agreement / 10/14/2020	2/7/2021	$120,000	$0	$0	$0	$0	0%	$0
#62BOND	Upfront Purchase / 11/23/2020	2/7/2021	$76,455	$0	$0	$0	$0	0%	$0
#71TOPPS	Upfront Purchase / 12/11/2020	2/17/2021	$60,000	$0	$0	$0	$0	0%	$0
#DEATON	Purchase Agreement / 11/18/2020	2/17/2021	$250,000	$0	$0	$0	$0	0%	$2,330
#98ZELDA	Purchase Agreement / 12/22/2020	2/17/2021	$20,000	$0	$0	$0	$0	0%	$0
#03JORDAN2	Upfront Purchase / 12/14/2020	2/22/2021	$36,000	$0	$0	$0	$0	0%	$321
#WOLVERINE	Upfront Purchase / 12/17/2020	2/22/2021	$42,000	$0	$0	$0	$0	0%	$321
#91JORDAN	Upfront Purchase / 12/14/2020	2/24/2021	$67,200	$0	$0	$0	$0	0%	$321
#79GRETZKY	Upfront Purchase / 12/12/2020	2/25/2021	$720,000	$0	$0	$0	$0	0%	$0
#17DUJAC	Purchase Agreement / 08/19/2020	3/8/2021	$23,232	$0	$0	$0	$0	0%	$0
#FAUBOURG2	Purchase Agreement / 09/03/2020	3/8/2021	$150,000	$0	$0	$0	$0	0%	$0
#MOSASAUR	Upfront Purchase / 12/03/2020	3/15/2021	$17,813	$0	$0	$0	$0	0%	$0
#92JORDAN	Upfront Purchase / 12/04/2020	3/15/2021	$36,000	$0	$0	$0	$0	0%	$0
#14KOBE	Upfront Purchase / 12/10/2020	3/15/2021	$69,300	$0	$0	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#03LEBRON3	Upfront Purchase / 12/10/2020	3/15/2021	$204,000	$0	$0	$0	$0	0%	$0
#95TOPSUN	Upfront Purchase / 01/08/2021	3/15/2021	$50,000	$0	$50,000	$0	$0	0%	$132
#OPEECHEE	Upfront Purchase / 12/13/2020	3/16/2021	$252,000	$0	$0	$0	$0	0%	$0
#59BOND	Upfront Purchase / 11/23/2020	3/16/2021	$68,221	$0	$0	$0	$0	0%	$0
#09TROUT2	Upfront Purchase / 01/14/2021	3/16/2021	$50,000	$0	$50,000	$0	$0	0%	$147
#ROCKETBOX	Upfront Purchase / 12/30/2020	3/22/2021	$25,100	$0	$0	$0	$0	0%	$396
#94JORDAN	Upfront Purchase / 12/14/2020	3/22/2021	$73,200	$0	$0	$0	$0	0%	$321
#85MJPROMO	Upfront Purchase / 01/14/2021	4/6/2021	$22,500	$0	$22,500	$0	$0	0%	$232
#17MAHOMES	Purchase Agreement / 01/06/2021	4/6/2021	$215,000	$0	$215,000	$0	$0	0%	$132
#76PAYTON	Upfront Purchase / 01/18/2021	4/6/2021	$53,500	$0	$53,500	$0	$0	0%	$136
#11BELAIR	Purchase Agreement / 08/10/2020	4/6/2021	$18,995	$0	$0	$0	$0	0%	$0
#16KOBE	Upfront Purchase / 10/06/2020	4/6/2021	$631,200	$0	$0	$0	$0	0%	$321
#FANFOUR5	Upfront Purchase / 01/14/2021	4/6/2021	$72,000	$0	$72,000	$0	$0	0%	$0
#86DK3	Upfront Purchase / 01/14/2021	4/6/2021	$38,400	$0	$38,400	$0	$0	0%	$322
#18LUKA	Upfront Purchase / 01/20/2021	4/6/2021	$22,322	$0	$22,322	$0	$0	0%	$212

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#MARADONA	Upfront Purchase / 12/27/2020	4/9/2021	$11,211	$0	$0	$0	$0	0%	$392
#68RYAN	Upfront Purchase / 01/30/2021	4/9/2021	$60,000	$0	$60,000	$0	$0	0%	$295
#99CHARZRD	Upfront Purchase / 01/14/2021	4/9/2021	$300,000	$0	$300,000	$0	$0	0%	$322
#96KOBE	Upfront Purchase / 01/30/2021	4/9/2021	$67,200	$0	$67,200	$0	$0	0%	$412
#POKEYELOW	Purchase Agreement / 01/18/2021	4/13/2021	$46,500	$0	$46,500	$0	$0	0%	$132
#POKELUGIA	Upfront Purchase / 01/26/2021	4/13/2021	$95,000	$0	$95,000	$0	$0	0%	$132
#48JACKIE	Purchase Agreement / 12/16/2020	4/15/2021	$340,000	$0	$0	$0	$0	0%	$321
#VANHALEN	Upfront Purchase / 12/14/2020	4/15/2021	$54,000	$0	$0	$0	$0	0%	$321
#XMEN1	Purchase Agreement / 11/12/2020	4/15/2021	$215,000	$0	$0	$0	$0	0%	$321
#05MJLJ	Purchase Agreement / 01/12/2021	Q2 2021 or Q3 2021	$72,000	$0	$72,000	$0	$0	0%	$132
#81MONTANA	Upfront Purchase / 01/24/2021	Q2 2021 or Q3 2021	$63,000	$0	$63,000	$0	$0	0%	$222
#GYMBOX	Upfront Purchase / 01/28/2021	Q2 2021 or Q3 2021	$15,000	$0	$15,000	$0	$0	0%	$157
#87JORDAN	Upfront Purchase / 02/11/2021	Q2 2021 or Q3 2021	$45,100	$0	$45,100	$0	$0	0%	$146
#09CURRY2	Upfront Purchase / 01/30/2021	Q2 2021 or Q3 2021	$451,200	$0	$451,200	$0	$0	0%	$1,949
#60ALI	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$210,000	$0	$210,000	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#POKEMON2	Upfront Purchase / 01/27/2021	Q2 2021 or Q3 2021	$375,000	$0	$375,000	$0	$0	0%	$0
#GWLOTTO	Upfront Purchase / 02/19/2021	Q2 2021 or Q3 2021	$25,713	$0	$25,713	$0	$0	0%	$0
#NICKLAUS1	Upfront Purchase / 01/28/2021	Q2 2021 or Q3 2021	$34,499	$0	$34,499	$0	$0	0%	$0
#85LEMIEUX	Upfront Purchase / 02/04/2021	Q2 2021 or Q3 2021	$78,000	$0	$78,000	$0	$0	0%	$217
#SMB3	Purchase Agreement / 03/02/2021	Q2 2021 or Q3 2021	$21,500	$0	$21,500	$0	$0	0%	$0
#RIVIERA	Upfront Purchase / 02/10/2021	Q2 2021 or Q3 2021	$22,680	$0	$22,680	$0	$0	0%	$132
#NEOBOX	Upfront Purchase / 01/27/2021	Q2 2021 or Q3 2021	$40,133	$0	$40,133	$0	$0	0%	$250
#HUCKFINN	Purchase Agreement / 02/04/2021	Q2 2021 or Q3 2021	$18,000	$0	$18,000	$0	$0	0%	$0
#56AARON	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$40,800	$0	$40,800	$0	$0	0%	$0
#POKEMON3	Purchase Agreement / 02/21/2021	Q2 2021 or Q3 2021	$552,000	$0	$0	$498,000	$0	9%	$0
#1776	Purchase Agreement / 11/12/2020	Q2 2021 or Q3 2021	$1,450,000	$0	$1,150,000	$0	$0	0%	$0
#WZRDOFOZ	Purchase Agreement / 01/11/2021	Q2 2021 or Q3 2021	$80,000	$0	$80,000	$0	$0	0%	$0
#NEWTON	Purchase Option Agreement / 05/11/2020	Q2 2021 or Q3 2021	$255,000	$0	$0	$0	$0	0%	$321
#14CARR	Upfront Purchase / 12/17/2020	Q2 2021 or Q3 2021	$16,600	$0	$0	$0	$0	0%	$321
#CONGRESS	Purchase Agreement / 12/17/2020	Q2 2021 or Q3 2021	$98,200	$0	$53,200	$0	$0	0%	$321

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#60MANTLE	Purchase Agreement / 01/28/2021	Q2 2021 or Q3 2021	$800,000	$0	$25,000	$0	$0	50%	$0
#DIMAGGIO3	Purchase Agreement / 01/28/2021	Q2 2021 or Q3 2021	$415,000	$0	$25,000	$0	$0	50%	$0
#58PELE3	Upfront Purchase / 01/30/2021	Q2 2021 or Q3 2021	$180,000	$0	$180,000	$0	$0	0%	$778
#HGWELLS	Purchase Agreement / 02/09/2021	Q2 2021 or Q3 2021	$40,000	$0	$40,000	$0	$0	0%	$0
#MARX	Purchase Agreement / 02/09/2021	Q2 2021 or Q3 2021	$105,000	$0	$105,000	$0	$0	0%	$0
#WALDEN	Purchase Agreement / 02/10/2021	Q2 2021 or Q3 2021	$17,000	$0	$17,000	$0	$0	0%	$0
#03LEBRON4	Upfront Purchase / 02/04/2021	Q2 2021 or Q3 2021	$252,000	$0	$252,000	$0	$0	0%	$218
#98JORDAN2	Upfront Purchase / 02/12/2021	Q2 2021 or Q3 2021	$288,000	$0	$288,000	$0	$0	0%	$0
#07DURANT	Upfront Purchase / 02/12/2021	Q2 2021 or Q3 2021	$115,200	$0	$115,200	$0	$0	0%	$0
#08LEBRON	Purchase Agreement / 02/19/2021	Q2 2021 or Q3 2021	$150,000	$0	$125,000	$0	$0	14%	$0
#65NAMATH	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$198,000	$0	$198,000	$0	$0	0%	$0
#80ALI	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$60,000	$0	$60,000	$0	$0	0%	$0
#85ERVING	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$37,200	$0	$37,200	$0	$0	0%	$0
#67CAREW	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$186,000	$0	$186,000	$0	$0	0%	$0
#LJKOBE	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$156,000	$0	$156,000	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#61MANTLE	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$372,000	$0	$372,000	$0	$0	0%	$0
#47JACKIE	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$360,000	$0	$360,000	$0	$0	0%	$0
#AC23	Purchase Agreement / 02/26/2021	Q2 2021 or Q3 2021	$24,000	$0	$24,000	$0	$0	0%	$0
#BATMAN2	Purchase Agreement / 02/26/2021	Q2 2021 or Q3 2021	$76,000	$0	$76,000	$0	$0	0%	$0
#FLASH123	Purchase Agreement / 02/26/2021	Q2 2021 or Q3 2021	$25,000	$0	$25,000	$0	$0	0%	$0
#POKERED	Purchase Agreement / 03/03/2021	Q2 2021 or Q3 2021	$34,500	$0	$34,500	$0	$0	0%	$0
#01HALO	Purchase Agreement / 03/04/2021	Q2 2021 or Q3 2021	$13,750	$0	$13,750	$0	$0	0%	$0
#SLASH	Purchase Agreement / 03/03/2021	Q2 2021 or Q3 2021	$50,000	$0	$0	$0	$0	20%	$0
#SANTANA	Purchase Agreement / 03/03/2021	Q2 2021 or Q3 2021	$57,500	$0	$42,500	$0	$0	20%	$0
#AJONES	Purchase Agreement / 03/03/2021	Q2 2021 or Q3 2021	$75,000	$0	$0	$0	$0	20%	$0
#IOMMI	Purchase Agreement / 03/03/2021	Q2 2021 or Q3 2021	$50,000	$0	$0	$0	$0	20%	$0
#MEGALODON	Purchase Agreement / 02/16/2021	Q2 2021 or Q3 2021	$450,000	$0	$450,000	$0	$0	0%	$0
#66ORR	Upfront Purchase / 12/14/2020	Q2 2021 or Q3 2021	$85,200	$0	$0	$0	$0	0%	$321
#TOPPSTRIO	Upfront Purchase / 02/04/2021	Q2 2021 or Q3 2021	$75,000	$0	$75,000	$0	$0	0%	$217
#POKEDEMO	Upfront Purchase / 01/14/2021	Q2 2021 or Q3 2021	$26,400	$0	$26,400	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#HENDERSON	Upfront Purchase / 02/15/2021	Q2 2021 or Q3 2021	$180,100	$0	$180,100	$0	$0	0%	$325
#80TOPPS	Upfront Purchase / 02/04/2021	Q2 2021 or Q3 2021	$69,000	$0	$69,000	$0	$0	0%	$217
#03LEBRON5	Purchase Agreement / 02/19/2021	Q2 2021 or Q3 2021	$95,000	$0	$95,000	$0	$0	0%	$0
#49ROYCAMP	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$63,000	$0	$63,000	$0	$0	0%	$0
#GRIFFEYJR	Purchase Agreement / 02/15/2021	Q2 2021 or Q3 2021	$30,000	$0	$26,500	$0	$0	10%	$0
#GIANNIS2	Upfront Purchase / 03/10/2021	Q2 2021 or Q3 2021	$360,000	$0	$360,000	$0	$0	0%	$0
#81BIRD	Upfront Purchase / 03/10/2021	Q2 2021 or Q3 2021	$39,600	$0	$39,600	$0	$0	0%	$0
#99MJRETRO	Upfront Purchase / 03/10/2021	Q2 2021 or Q3 2021	$43,200	$0	$43,200	$0	$0	0%	$0
#59BROWN	Upfront Purchase / 03/10/2021	Q2 2021 or Q3 2021	$205,200	$0	$205,200	$0	$0	0%	$0
#93JETER	Upfront Purchase / 03/12/2021	Q2 2021 or Q3 2021	$31,100	$0	$31,100	$0	$0	0%	$3
#CLEMENTE3	Upfront Purchase / 03/18/2021	Q2 2021 or Q3 2021	$950,000	$0	$237,500	$0	$0	0%	$0
#54AARON	Upfront Purchase / 04/03/2021	Q2 2021 or Q3 2021	$206,400	$0	$206,400	$0	$0	0%	$0
#00BRADY2	Upfront Purchase / 04/05/2021	Q2 2021 or Q3 2021	$312,000	$0	$312,000	$0	$0	0%	$0
#96KOBE2	Upfront Purchase / 04/06/2021	Q2 2021 or Q3 2021	$240,000	$0	$240,000	$0	$0	0%	$0
#57ROBINSN	Upfront Purchase / 03/18/2021	Q2 2021 or Q3 2021	$48,000	$0	$48,000	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#NIKEPROTO	Upfront Purchase / 03/16/2021	Q2 2021 or Q3 2021	$200,000	$0	$200,000	$0	$0	0%	$0
#87ZELDA	Purchase Agreement / 03/30/2021	Q2 2021 or Q3 2021	$100,000	$0	$100,000	$0	$0	0%	$0
#EXCITBIKE	Purchase Agreement / 03/30/2021	Q2 2021 or Q3 2021	$150,000	$0	$150,000	$0	$0	0%	$0
#EINSTEIN2	Purchase Agreement / 03/17/2021	Q2 2021 or Q3 2021	$70,000	$0	$70,000	$0	$0	0%	$0
#METEORITE	Purchase Agreement / 04/06/2021	Q2 2021 or Q3 2021	$272,500	$0	$185,000	$0	$0	25%	$0
TOTAL:	New Agreements: 79	Closings: 67	$11,590,697	$0	$10,058,397	$498,000	$0		$16,779

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange shading represents sale of Series’ Underlying Asset.

Note: New Agreements and Closings represent only those agreements signed and those Offerings close in the particular period.

Note: Purchase Price, Downpayment Amount, Financings and Acquisition Expenses represent only the incremental amounts for the particular period i.e. if an Underlying Asset was purchased in a previous period, but had a Closing in the particular period, it would not contribute to the totals for the particular period.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Values are based on current negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change.

Operating Results for the Current Period and the Prior Period

Changes in operating results are impacted significantly by any increase in the number of Underlying Assets that the Company, through the Asset Manager, operates and manages. During the Current Period the Company engaged in acquiring Underlying Assets, entering into Purchase and Purchase Option Agreements, launching Offerings, Closing Offerings, qualifying but not yet launching Offerings and selling Underlying Assets. Additional information can be found below in the Asset Acquisitions, Purchase Options and Asset Sales subsection and the Trend Information subsection or above in the Master Series Table.

Revenues

Revenues are generated at the Company or the Series level. No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

Operating Expenses

The Operating Expenses (as described in Note B(5)) incurred prior to the Closing of an Offering related to any of the Underlying Assets are being paid by the Manager and recognized by the Company as capital contributions and will not be reimbursed by the Series. Each Series of the Company will be responsible for its own Operating Expenses beginning on the Closing date of the Offering for such Series Interests. However, the Manager has agreed to pay and not be reimbursed for certain but not all expenses such as post-closing Operating Expenses incurred and recorded by Series’ of the Company through the Current Period and Prior Period. These are accounted for as capital contributions by each respective Series.

Consolidated Operating Expenses (as described in Note B(5)) for the Company and all of the Series are summarized by category for the Current Period and the Prior Period are as follows:

Total Operating Expense
	12/31/2020	12/31/2019	Difference	% Change
Storage	$18,426	$1,881	$16,545	880%	The increase is due to an increase in the number of assets
Transportation	402	580	(178)	(31%)	The decrease is due to less transportation versus Prior Period
Insurance	53,368	2,607	50,762	1947%	The increase is due to an increase in the number of assets
Professional Fees	56,223	1,518	54,705	3605%	The increase is due to an increase in the number of assets
Marketing Expense	18,895	1,420	17,475	1231%	The increase is due to an increase in the number of assets
Total Operating Expense	$ 147,314	$ 8,005	$ 139,308	7632%

The following table represents Operating Expenses by Series for the Current and Prior Period:

Operating Expenses
Applicable Series	2020	2019
#52MANTLE	$2,742	$607
#71MAYS	1,857	301
#RLEXPEPSI	1,408	225
#10COBB	1,632	233
#POTTER	1,481	196
#TWOCITIES	1,255	142
#FROST	1,246	140
#BIRKINBLU	1,883	215
#SMURF	1,564	329
#70RLEX	1,421	105
#EINSTEIN	1,251	73
#HONUS	7,366	965
#75ALI	1,865	87
#71ALI	209	55
#APROAK	2,187	-
#88JORDAN	1,395	-
#BIRKINBOR	1,749	-
#33RUTH	2,052	-
#SPIDER1	1,098	-
#BATMAN3	1,385	-
#ULYSSES	1,041	-
#ROOSEVELT	1,026	-
#56MANTLE	1,094	-
#AGHOWL	1,018	-
#98JORDAN	374	-
#18ZION	1,021	-
#SNOOPY	1,085	-
#APOLLO11	1,086	-
#24RUTHBAT	4,447	-
#YOKO	797	-
#86JORDAN	205	-
#HULK1	1,044	-
#RUTHBALL1	1,022	-
#HIMALAYA	2,628	-
#38DIMAGGIO	908	-
#55CLEMENTE	1,082	-
#LOTR	779	-
#CATCHER	715	-
#BOND1	819	-
#SUPER21	670	-
#BATMAN1	894	-
#BIRKINTAN	802	-
#GMTBLACK1	914	-
#61JFK	619	-
#POKEMON1	1,428	-
#50JACKIE	366	-
#LINCOLN	717	-
#STARWARS1	580	-
#68MAYS	724	-
#56TEDWILL	1,021	-
#TMNT1	643	-
#CAPTAIN3	614	-
#51MANTLE	686	-
#CHURCHILL	506	-
#SHKSPR4	840	-
#03KOBE	701	-
#03LEBRON	606	-

Operating Expenses (continued)
Applicable Series	2020	2019
#03JORDAN	656	-
#39TEDWILL	585	-
#94JETER	653	-
#2020TOPPS	877	-
#FANFOUR1	716	-
#85MARIO	1,162	-
#TOS39	526	-
#DAREDEV1	374	-
#05LATOUR	551	-
#16SCREAG	643	-
#14DRC	696	-
#86RICE	467	-
#57MANTLE	375	-
#FAUBOURG	1,397	-
#SOBLACK	846	-
#GATSBY	694	-
#93DAYTONA	469	-
#09TROUT	1,297	-
#57STARR	319	-
#AF15	488	-
#03KOBE2	303	-
#JOBSMAC	390	-
#16PETRUS	337	-
#ALICE	211	-
#SPIDER10	215	-
#62MANTLE	940	-
#BATMAN6	237	-
#CLEMENTE2	460	-
#SUPER14	342	-
#79STELLA	427	-
#TKAM	217	-
#DIMAGGIO2	189	-
#13BEAUX	177	-
#88MARIO	195	-
#ANMLFARM	154	-
#NASA1	1,092	-
#00BRADY	182	-
#85NES	179	-
#JUSTICE1	338	-
#69KAREEM	133	-
#59JFK	109	-
#04LEBRON	212	-
#85JORDAN	648	-
#GOLDENEYE	120	-
#MOONSHOE	394	-
#03LEBRON2	239	-
#GRAPES	95	-
#34GEHRIG	125	-
#98KANGA	318	-
#06BRM	94	-
#DUNE	49	-
#86FLEER	239	-
#WILDGUN	102	-
#58PELE2	65	-
#18LAMAR	82	-
RSE Archive	51,349	4,333
Total Operating Expenses	$147,314	$8,005

The following table shows the assets being sold during the Current Period and the Prior Period:

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Initial Purchase Price	Carrying Value	Gain on Sale / (Loss)	Balance Sheet at time of Sale	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interests	Total Distribution to Investors / Per Interests
#71ALI	1971 “Fight of the Century” Contract	2/6/2020	$36,450	$27,500	$27,500	$8,950	$1,600	$3,005	$31,000 / $15.50	$38,595 / $19.29
#98JORDAN	1998 Michael Jordan Jersey	5/11/2020	$165,000	$120,000	$120,065	$44,935	$1,600	$9,408	$128,000 / $64.00	$157,328 / $78.65
#86JORDAN	1986 Fleer #57 Michael Jordan Card	6/1/2020	$80,000	$38,000	$38,052	$41,948	$500	$8,816	$40,000 / $40.00	$71,649 / $71.64
#50JACKIE	1950 Bowman #22 Jackie Robinson Card	10/7/2020	$13,000	$9,200	$9,200	$3,800	$100	$771	$10,000 / $1.00	$12,300 / $1.23
#88MARIO	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	12/29/2020	$60,000	$25,000	$25,000	$35,000	$400	$7,359	$30,000 / $15.00	$53,036 / $26.51
#18LAMAR	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	12/29/2020	$88,500	$54,000	$54,000	$34,500	$805	$7,278	$62,000 / $8.00	$82,027 / $10.58

The Series designated in the table below have sold their primary operating asset during the Current Period and Prior Period. As a result, the Company has recorded a provision for income taxes using an effective tax rate as shown below:

Provision for income taxes
	Current Period						Prior Period
Series	#71ALI	#98JORDAN	#86JORDAN	#50JACKIE	#88MARIO	#18LAMAR
Income before provision for income taxes	$8,741	$44,562	$41,743	$3,434	$34,806	$34,418	-
Reversal of valuation allowance, gross	(55)	-	-	-	-	-	-
Taxed at federal and statutory rates	35% (1)	21%	21%	21%	21%	21%	-
Provision for income taxes	$ 3,005	$ 9,408	$ 8,816	$ 771	$7,359	$7,278	$ -

(1)State tax rate is only included when an asset is sold in New York state.

Asset Acquisitions, Purchase Options and Asset Sales

Details of the Underlying Assets acquired or for which we entered into purchase option agreements or purchase agreements during the Current Period, and the Prior Period, are listed in the Master Series Table and summarized in the table below. We typically acquire Underlying Assets through the following methods.

-Upfront purchase – acquire the Underlying Asset outright prior to launch of the Offering, financed through loans made by officers or affiliates of the Manager, third-party lenders or through non-interest-bearing payments from the Asset Manager.

-Purchase option agreement – enter into a purchase option which gives us the right, but not the obligation, to purchase a specific Underlying Asset, typically through the proceeds of the Offering for the Series related to the Underlying Asset.

-Purchase agreement – enter into a purchase agreement, which obligates us to acquire the Underlying Asset, but typically with a significant payment delay, with the goal of raising the capital through the Offering of the Series related to the Underlying Asset.

In addition to acquiring Underlying Assets, from time to time the Company receives take-over offers for certain Underlying Assets. Per the terms of the Company’s operating agreement, the Company, together with the Company’s Advisory Board evaluates the offers and determines if it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset that is on the books of the Company but not yet transferred to a particular Series, because no Offering has yet occurred. In these instances, the anticipated Offering related to such Underlying Assets will be cancelled.

Details on the Underlying Assets acquired or for which we entered into purchase option agreements or purchase agreements, or which have subsequently been sold, are listed in the Master Series Table and summarized in the table below.

	# of Assets Sold	Total Value of Assets Sold ($)	# of Assets Acquired	Total Value Assets Acquired ($)	# of Purchase Option Agreements	Total Value of Purchase Option Agreements ($)	# of Purchase Agreements	Total Value of Purchase Agreements ($)	Grand Total #	Grand Total Value ($)
2019	0	$0	9	$336,000	18	$1,340,028	6	$413,700	33	$2,089,728
2020	(6)	($273,700)	61	$5,729,833	13	$1,101,700	77	$7,658,547	145	$14,490,079
Cumulative Total:	(6)	($273,700)	70	$6,065,833	31	$2,441,728	83	$8,072,247	178	$16,579,807

Note: Table represents agreements signed within the respective periods and value of Underlying Assets represented by the agreements.

See “Note C – Related Party Transactions”, “Note D –Debt”, and “Note A - Asset Dispositions” of the Notes to Financial Statements for additional information on asset acquisitions.

Liquidity and Capital Resources

From inception, the Company and the Series have financed their business activities through capital contributions to the Company and individual Series from the Manager (or its affiliates). However, there is no obligation or assurance that the Manager will provide such required capital. Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings for individual Series may be used to create reserves for future Operating Expenses (as described in Note B(5)) for such individual Series at the sole discretion of the Manager. There can be no assurance that the Manager will continue to fund such expenses.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits in the Current Period or Prior Period, except for certain Underlying Assets that were sold during the Current Period and Prior Period for gains (see Asset Disposition section in Note (A)).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Accumulated Deficits. Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of the Current Period and at the end of the Prior Period.

Period	Income / (Loss)	Net Working Capital	Accumulated Deficit
2019	($8,041)	($553,897)	($8,041)
2020	($19,718)	($8,292,792)	($162,102)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due, including the obligations of each listed Series.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

Cash and Cash Equivalent Balances

As of the end of the Current Period and Prior Period, the Company and the Series for which Closings had occurred, had cash or cash equivalents balances as follows:

Cash Balance
Applicable Series	12/31/2020	12/31/2019
#52MANTLE	$1,450	$1,450
#71MAYS	1,600	1,600
#RLEXPEPSI	300	300
#10COBB	1,545	1,545
#POTTER	1,095	1,095
#TWOCITIES	1,495	1,495
#FROST	1,695	1,695
#BIRKINBLU	1,250	1,250
#SMURF	1,250	1,100
#70RLEX	1,200	1,200
#EINSTEIN	1,750	1,750
#HONUS	5,300	5,300
#75ALI	1,003	1,050
#71ALI	6,555	1,600
#APROAK	1,250	-
#88JORDAN	1,003	-

Cash Balance (continued)
Applicable Series	12/31/2020	12/31/2019
#BIRKINBOR	1,203	-
#33RUTH	1,003	-
#SPIDER1	1,003	-
#BATMAN3	1,003	-
#ULYSSES	1,950	-
#ROOSEVELT	400	-
#56MANTLE	1,050	-
#AGHOWL	1,703	-
#98JORDAN	9,408	-
#18ZION	650	-
#SNOOPY	800	-
#APOLLO11	1,050	-
#24RUTHBAT	1,003	-
#YOKO	1,750	-
#86JORDAN	8,851	-
#HULK1	300	-
#RUTHBALL1	700	-
#HIMALAYA	1,203	-
#38DIMAGGIO	600	-
#55CLEMENTE	600	-
#LOTR	563	-
#CATCHER	213	-
#BOND1	463	-
#SUPER21	300	-
#BATMAN1	534	-
#BIRKINTAN	700	-
#GMTBLACK1	634	-
#61JFK	334	-
#POKEMON1	534	-
#50JACKIE	833	-
#LINCOLN	634	-
#STARWARS1	269	-
#68MAYS	520	-
#56TEDWILL	520	-
#TMNT1	400	-
#CAPTAIN3	100	-
#51MANTLE	520	-
#CHURCHILL	220	-
#SHKSPR4	400	-
#03KOBE	460	-
#03LEBRON	520	-
#03JORDAN	520	-
#39TEDWILL	600	-
#94JETER	460	-
#2020TOPPS	150	-
#FANFOUR1	471	-
#85MARIO	460	-
#TOS39	460	-
#DAREDEV1	320	-
#05LATOUR	430	-
#16SCREAG	430	-
#14DRC	430	-
#86RICE	460	-
#57MANTLE	400	-
#FAUBOURG	560	-
#SOBLACK	520	-
#GATSBY	520	-
#93DAYTONA	600	-
#09TROUT	400	-
#57STARR	400	-

Cash Balance (continued)
Applicable Series	12/31/2020	12/31/2019
#AF15	400	-
#03KOBE2	400	-
#JOBSMAC	400	-
#16PETRUS	430	-
#ALICE	520	-
#SPIDER10	400	-
#62MANTLE	460	-
#BATMAN6	320	-
#CLEMENTE2	400	-
#SUPER14	460	-
#79STELLA	600	-
#TKAM	534	-
#DIMAGGIO2	321	-
#13BEAUX	4,400	-
#88MARIO	60,400	-
#ANMLFARM	100	-
#NASA1	300	-
#00BRADY	339	-
#85NES	400	-
#JUSTICE1	400	-
#69KAREEM	339	-
#59JFK	400	-
#04LEBRON	400	-
#85JORDAN	600	-
#GOLDENEYE	326	-
#MOONSHOE	420	-
#03LEBRON2	320	-
#GRAPES	400	-
#34GEHRIG	339	-
#98KANGA	420	-
#06BRM	400	-
#DUNE	460	-
#86FLEER	805	-
#WILDGUN	400	-
#58PELE2	805	-
#18LAMAR	7,278	-
Total Series Cash Balance	$170,336	$22,430
RSE Archive	31,545	2,029
Total Cash Balance	$201,881	$24,459

Note: Only includes Series for which an Offering has closed. RSE Archive cash balance represents loans or capital contributions to be used for future payment of Operating Expenses (as described in Note B(5))

Financial Obligations of the Company

On April 30, 2019, RSE Markets and the Company, including an affiliate of RSE Markets, entered into a $1.5 million revolving line of credit (the, “LOC”) with Silicon Valley Bank. The LoC allowed RSE Markets to draw up to 80% of the value of an Underlying Asset for any asset held on the books of the Company for less than 180 days. Interest on any amounts outstanding under the LoC accrued at a floating per annum rate equal to the greater of (i) 0.50% above the Prime Rate (defined as the rate published in the money rates section of The Wall Street Journal) or (ii) 6.0%. Interest expense was paid monthly by RSE Markets. The Company was also jointly and severably liable for any amounts outstanding under this LoC. On December 20, 2019, RSE Markets and the Company cancelled the LoC and RSE Markets repaid all outstanding amounts totaling $220,000 in outstanding principal under the LoC as well as accrued interest of $1,100.

Simultaneous with the cancellation of the LoC, RSE Markets and the Company, including an affiliate of RSE Markets, entered into a $2.25 million demand note (the “DN”) with Upper90 Fund, LP. The DN allowed RSE Markets to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest on any amounts outstanding under the DN accrued at a fixed per annum rate of 15%. The Company was also jointly and severably liable for any amounts outstanding under this DN.

On November 24, 2020 RSE Markets and the Company replaced the DN with a $10.0 million credit facility (the “CF”) with Upper90 Capital Management, LP. While amounts borrowed under the CF can be used to make purchases of Memorabilia Assets to become Underlying Assets, neither the Company nor any Series is a borrower under the CF, neither is responsible for repayment of any amounts outstanding, and both are no longer jointly and severably liable under the CF.

From time to time the Asset Manager, affiliates of the Manager or third-parties may make non-interest-bearing payments or loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing payments or loans plus accrued interest, as the case may be, used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

See the subsection of “Liquidity and Capital Resources” of “Note A” to the Company’s financial statements for additional information.

Trend Information

 Completed, Launched and Qualified, but not Launched Offerings

The Company has completed, launched and qualified, but not launched the following number of Offerings.

	# of Offerings Launched	# of Offerings Closed	# Qualified but not launched
2019	15	14	18
2020	114	98	23

Note: data represents number Offerings for Series Interests of each state of Offering process in the given period.

Planned Offerings and Other Operations

The Company plans to launch the Offerings with their status listed as upcoming in the Master Series Table as well as additional Offerings in the remainder of this year. The proceeds from any Offerings closed in the remainder of this year will be used to acquire the Underlying Asset of each Series for which an Offering has closed. We believe that launching a larger number of Offerings this year and beyond will help us from a number of perspectives:

1)Continue to grow the user base on the Platform by attracting more Investors into our ecosystem.

2)Enable the Company to reduce Operating Expenses (as described in Note B(5)) for each Series, as we negotiate better contracts for storage, insurance and other Operating Expenses with a larger collection of Underlying Assets.

3)Attract a larger community of Asset Sellers with high quality Underlying Assets to the Platform who may view sale to us as a more efficient method of transacting than the traditional auction or dealership processes.

COVID-19

The continuing impact and effects of the global outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company currently does not expect the outbreak will have a material adverse effect on our business or financial results at this time.

ITEM 3. DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES

The following individuals constitute the Board of Directors, executive management and significant employees of the Asset Manager, the sole member of the Manager:

Name	Age	Position	Term of Office (Beginning)
Christopher J. Bruno	40	Founder & President	05/2016
George Leimer	55	Chief Executive Officer	8/2020
Robert A. Petrozzo	38	Chief Product Officer	06/2016
Maximilian F. Niederste-Ostholt	41	Chief Financial Officer	08/2016
Vincent DiDonato	43	Chief Technology Officer	10/2019
Greg Bettinelli	48	Director	07/2018
Joshua Silberstein	46	Director	10/2016
Arun Sundararajan	49	Director	10/2016

Background of Officers and Directors of the Manager

The following is a brief summary of the background of each director and executive officer of the Manager:

Christopher J. Bruno, Founder & President

Chris is a serial entrepreneur who has developed several online platform businesses. In 2013, Chris co-founded Network of One, a data-driven content investment platform focused on the YouTube market where he worked until 2016.  Prior to Network of One, Chris co-founded Healthguru, a leading health information video platform on the web (acquired by Propel Media, Inc., OTC BB: PROM) where he worked from 2005 to 2013.

Chris began his career working in venture capital at Village Ventures where he invested in early-stage companies across the online media, telecommunications, software, medical devices, consumer products and e-commerce industries. Chris worked at Village Ventures from 2002 to 2005.

From 2004 to 2005, Chris also worked as an analyst directly for the management team of Everyday Health (NYSE: EVDY) during its growth phase.

Chris graduated magna cum laude with Honors from Williams College with a degree in Economics and received his MBA, beta gamma sigma, from the NYU Stern School of Business with a specialization in Finance and Entrepreneurship.

George Leimer, Chief Executive Officer

                George is a seasoned business and technology executive with extensive experience working in a diverse collection of industries ranging from e-commerce, content-creation, consumer internet, and entertainment. He has hands-on knowledge gained from direct leadership in general management, product development, and product marketing roles and early-stage experience from company formation through fund-raising, launch/operation and acquisition.

                Most recently George was the Senior Vice President of data platforms at Disney where he led the transformation of The Walt Disney Company’s consumer identity platform from an on-premises monolithic architecture to a highly available and scalable cloud-based solution. He led both technology and product groups at ESPN as a Vice President from 2013-2018 building products and running development groups.

From 2007 until 2009 George was a senior manager of online store merchandising at Apple. He had an entrepreneurial hiatus from Apple from 2009 until 2012 in which cofounded BigDeal.com, a hybrid gaming/ecommerce business. He returned to Apple in 2012 where he was the director of online store merchandising until he departed for ESPN in 2013.

George held various senior operations and technology roles at eBay and subsidiary Half.com from 1999 until 2007. In his tenure at eBay, George launched various services and led a portfolio of businesses generating $2B in annual Gross Merchandise Sales.

George Graduated from Widener University in 1987 with a bachelor's in Management and an MIS Concentration.

Robert A. Petrozzo, Chief Product Officer

Rob is a designer and creative thinker who has led the development of multiple award-winning technology platforms in both the software and hardware arenas.  For the past decade, he has specialized in the product design space having created authoring components, architected the front-end of distribution platforms, and designed interactive content platforms for both consumers & enterprises. Immediately prior to joining the Asset Manager, he led the UX & UI effort at computer vision & robotics startup KeyMe, building interactive products from the ground up and deploying both mobile & kiosk-based software nationwide. Rob worked at KeyMe from 2014 to 2016.

His previous roles include internal software design for Ares Management (2013 to 2014), and Creative Director at ScrollMotion (2010 to 2013), where he led a team of content creators and product developers to release a fully integrated authoring tool and over 300 custom enterprise apps for Fortune 50 and 100 clientele across 12 countries including Hearst, Roche, J&J, Genentech, and the NFL.

Rob received his degree in User-Centered Design with a peripheral curriculum in User Psychology from the University of Philadelphia.

Maximilian F. Niederste-Ostholt, Chief Financial Officer

Max has spent 9 years in the finance industry, working in the investment banking divisions of Lehman Brothers from 2007 to 2008 and Barclays from 2008 to 2016.  At both firms he was a member of the healthcare investment banking group, most recently as Director focused on M&A and financing transactions in the Healthcare IT and Health Insurance spaces. Max has supported the execution of over $100 billion of financing and M&A transactions across various sectors of the healthcare space including buy-side and sell-side M&A assignments and financings across high grade and high yield debt, equities and convertible financings.  Work performed on these transactions included amongst other aspects, valuation, contract negotiations, capital raising support and general transaction execution activities.

Prior to his career in investment banking, Max worked in management consulting at A.T. Kearney from 2002 to 2005 focused on engagements in the automotive, IT and healthcare spaces. During this time, he worked on asset sourcing, logistics and process optimization projects.

Max graduated from Williams College with a Bachelor of Arts in Computer Science and Economics and received Master of Business Administration, beta gamma sigma, from NYU’s Stern School of Business.

Vincent A. DiDonato, Chief Technology Officer

Vincent brings more than 20 years of technology & web application development experience with a focus on SaaS-based B2C and B2B platforms. Most recently, Vincent was VP of Engineering at Splash, where he helped build and lead a global engineering team.

Prior to Splash, Vincent spent over five years working as SiteCompli's VP of Technology & Engineering where he oversaw the direction and execution of SiteCompli's technology strategy as well as managed onshore and offshore software engineering operations.

Vincent's previous roles include director and engineering capacities with American Express and NYC & Company, where he led, architected and implemented multi-million-dollar product and platform launches.

Greg Bettinelli, Director

Greg has over 20 years of experience in the Internet and e-commerce industries.

 In 2013 he joined the venture capital firm Upfront Ventures as a Partner and is focused on investments in businesses at the intersection of retail and technology. One of Greg's most notable investments, Ring, was acquired by Amazon for $1 billion in 2018.

 Prior to joining Upfront Ventures, from 2009 to 2013, Greg was the Chief Marketing Officer for HauteLook, a leading online flash-sale retailer which was acquired by Nordstrom, Inc. in March 2011 for $270 million.

 Before joining HauteLook, from 2008 to 2009, Greg served as Executive Vice President of Business Development and Strategy at Live Nation, where he was responsible for the strategic direction and key business partnerships for Live Nations' ticketing and digital businesses. Prior to Live Nation, from 2003 to 2008, Greg held a number of leadership positions at eBay, including Sr. Director of Business Development for StubHub and Director of Event Tickets and Media. While at eBay, Greg played a lead role in eBay's acquisition of StubHub in 2007 for $307 million.

 Earlier in his career, Greg held a number of roles in marketing, finance, and business development at companies in the financial services and healthcare industries.

 Greg holds a BA in Political Science from the University of San Diego and an MBA from Pepperdine University's Graziadio School of Business and Management.

Joshua Silberstein, Director

Joshua is a seasoned operator and entrepreneur with in excess of 15 years of experience successfully building companies – as a founder, investor, board member, and CEO.

Joshua co-founded Healthguru in 2006 and led the company from idea to exit in 2013.  When Healthguru was acquired by Propel Media, Inc. (OTC BB: PROM), a publicly traded video syndication company, in 2013, Healthguru was a leading provider of health video on the web (as at 2013 it had 917 million streams and a 49.1% market share in health videos).

After the acquisition, Joshua joined Propel Media as President and completed a transformative transaction that quadrupled annual revenue and dramatically improved profitability.  When the deal – a reverse merger – was completed, it resulted in an entity with over $90 million in revenue and approximately $30 million in EBITDA.

In the past several years, Joshua has taken an active role with more than a dozen companies (with approximately $3 million to $47 million in revenue) – both in operating roles (Interim President, Chief Strategy Officer) and in an advisory capacity (to support a capital raise or lead an M&A transaction).

Earlier in his career, Joshua was a venture capitalist at BEV Capital, where he was part of teams that invested nearly $50 million in early-stage consumer businesses (including Alloy.com and Classmates Online) and held a number of other senior operating roles in finance, marketing, and business development.

Joshua has a BS in Economics from the Wharton School (summa cum laude) and an MBA from Columbia University (beta gamma sigma).

Arun Sundararajan, Director

Arun is Professor and the Robert L. and Dale Atkins Rosen Faculty Fellow at New York University’s (NYU) Stern School of Business, and an affiliated faculty member at many of NYU’s interdisciplinary research centers, including the Center for Data Science and the Center for Urban Science and Progress. He joined the NYU Stern faculty in 1998.

Arun’s research studies how digital technologies transform business, government and civil society.  His current research topics include digital strategy and governance, crowd-based capitalism, the sharing economy, the economics of automation, and the future of work.  He has published over 50 scientific papers in peer-reviewed academic journals and conferences, and over 30 op-eds in outlets that include The New York Times, The Financial Times, The Guardian, Wired, Le Monde, Bloomberg View, Fortune, Entrepreneur, The Economic Times, LiveMint, Harvard Business Review, Knowledge@Wharton and Quartz.  He has given more than 250 invited talks at industry, government and academic forums internationally.  His new book, “The Sharing Economy,” was published by the MIT Press in June 2016.

Arun is a member of the World Economic Forum’s Global Futures Council on Technology, Values and Policy.  He interfaces with tech companies at various stages on issues of strategy and regulation, and with non-tech companies trying to understand how to forecast and address changes induced by digital technologies. He has provided expert input about the digital economy as part of Congressional testimony, and to various city, state and federal government agencies.

Arun holds a Ph.D. in Business Administration and an M.S. in Management Science from the University of Rochester, and a B. Tech. in Electrical Engineering from the Indian Institute of Technology, Madras.

Compensation of Executive Officers

We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by the Company. Each of the executive officers of the Asset Manager manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager.  Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Asset Manager, we do not intend to pay any compensation directly to these individuals.

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The Company is managed by the Manager. At the Closing of each Offering, the Manager or an affiliate will own at least 2% of the Interests acquired on the same terms as the other Investors. The address of the Manager is 250 Lafayette Street, 2nd Floor, New York, NY 10012.

As of the end of the Current Period, the securities of the Company are beneficially owned as follows:

Series	Closing Date	Total Interests Offered	Interest Owned by Manager (1) (2)	Total Offering Value
#52MANTLE	10/25/2019	1,000	20 / 2%	$132,000
#71MAYS	10/31/2019	2,000	110 / 6%	$57,000
#RLEXPEPSI	11/6/2019	2,000	40 / 2%	$17,800
#10COBB	11/14/2019	1,000	26 / 3%	$39,000
#POTTER	11/21/2019	3,000	64 / 2%	$72,000
#TWOCITIES	11/21/2019	200	8 / 4%	$14,500
#FROST	11/21/2019	200	8 / 4%	$13,500
#BIRKINBLEU	11/27/2019	1,000	170 / 17%	$58,000
#SMURF	11/27/2019	2,000	560 / 28%	$34,500
#70RLEX	12/6/2019	1,000	30 / 3%	$20,000
#EINSTEIN	12/13/2019	2,000	100 / 5%	$14,500
#HONUS	12/26/2019	10,000	228 / 2%	$520,000
#75ALI	12/29/2019	1,000	358 / 36%	$46,000
#APROAK	1/2/2020	1,000	339 / 34%	$75,000
#88JORDAN	1/27/2020	2,000	40 / 2%	$22,000
#BIRKINBOR	2/20/2020	2,000	200 / 10%	$52,500
#33RUTH	2/26/2020	2,000	40 / 2%	$77,000
#SPIDER1	3/4/2020	1,000	20 / 2%	$22,000
#BATMAN3	3/4/2020	1,000	21 / 2%	$78,000
#ROOSEVELT	3/10/2020	1,000	20 / 2%	$19,500
#ULYSSES	3/10/2020	500	11 / 2%	$25,500
#56MANTLE	3/11/2020	10,000	225 / 2%	$10,000
#AGHOWL	3/11/2020	500	10 / 2%	$19,000
#18ZION	4/2/2020	500	10 / 2%	$15,000
#SNOOPY	4/7/2020	2,000	40 / 2%	$25,500
#APOLLO11	4/19/2020	1,000	20 / 2%	$32,000
#24RUTHBAT	5/3/2020	3,000	196 / 7%	$255,000
#YOKO	5/11/2020	200	4 / 2%	$16,000
#RUTHBALL1	5/24/2020	2,000	65 / 3%	$29,000
#HULK1	5/24/2020	2,000	40 / 2%	$89,000
#HIMALAYA	5/27/2020	2,000	40 / 2%	$140,000
#55CLEMENTE	6/4/2020	1,000	20 / 2%	$38,000
#38DIMAGGIO	6/4/2020	1,000	20 / 2%	$22,000
#BOND1	6/12/2020	1,000	20 / 2%	$39,000
#LOTR	6/12/2020	1,000	20 / 2%	$29,000
#CATCHER	6/12/2020	500	10 / 2%	$12,500
#SUPER21	6/17/2020	8,500	175 / 2%	$8,500
#BATMAN1	6/18/2020	1,000	20 / 2%	$71,000
#GMTBLACK1	6/25/2020	1,000	20 / 2%	$28,000
#BIRKINTAN	6/25/2020	1,000	20 / 2%	$28,000
#61JFK	7/7/2020	2,000	40 / 2%	$23,000
#POKEMON1	7/8/2020	5,000	100 / 2%	$125,000
#LINCOLN	7/9/2020	4,000	80 / 2%	$80,000
#STARWARS1	7/14/2020	12,000	240 / 2%	$12,000
#56TEDWILL	7/26/2020	2,000	40 / 2%	$90,000
#68MAYS	7/26/2020	2,000	45 / 2%	$39,000
#TMNT1	7/30/2020	1,000	47 / 5%	$65,000
#CAPTAIN3	7/30/2020	1,000	60 / 6%	$37,000
#51MANTLE	7/30/2020	2,000	40 / 2%	$34,000
#CHURCHILL	8/6/2020	7,500	150 / 2%	$7,500
#SHKSPR4	8/6/2020	1,000	20 / 2%	$115,000
#03KOBE	8/16/2020	6,250	125 / 2%	$50,000
#03LEBRON	8/16/2020	2,000	40 / 2%	$34,000

Series	Closing Date	Total Interests Offered	Interest Owned by Manager (1) (2)	Total Offering Value
#03JORDAN	8/16/2020	2,000	40 / 2%	$41,000
#39TEDWILL	8/24/2020	5,600	132 / 2%	$28,000
#94JETER	8/24/2020	1,000	20 / 2%	$45,000
#2020TOPPS	8/25/2020	10,000	200 / 2%	$100,000
#FANFOUR1	9/2/2020	2,000	60 / 3%	$105,000
#86RICE	9/15/2020	23,000	460 / 2%	$23,000
#DAREDEV1	9/15/2020	11,500	230 / 2%	$11,500
#85MARIO	9/15/2020	3,000	64 / 2%	$150,000
#TOS39	9/15/2020	3,000	221 / 7%	$135,000
#05LATOUR	9/15/2020	1,000	20 / 2%	$9,800
#16SCREAG	9/15/2020	1,000	20 / 2%	$39,000
#14DRC	9/15/2020	1,000	20 / 2%	$54,000
#57MANTLE	9/21/2020	8,000	160 / 2%	$8,000
#FAUBOURG	9/21/2020	2,000	40 / 2%	$150,000
#SOBLACK	10/1/2020	1,000	115 / 12%	$56,000
#GATSBY	10/1/2020	4,000	80 / 2%	$200,000
#93DAYTONA	10/1/2020	2,000	40 / 2%	$42,000
#09TROUT	10/8/2020	11,250	225 / 2%	$225,000
#57STARR	10/8/2020	8,000	160 / 2%	$8,000
#AF15	10/19/2020	8,000	160 / 2%	$200,000
#03KOBE2	10/22/2020	5,750	115 / 2%	$23,000
#JOBSMAC	10/22/2020	5,000	100 / 2%	$50,000
#16PETRUS	11/3/2020	9,000	301 / 3%	$45,000
#ALICE	11/3/2020	12,000	240 / 2%	$12,000
#SPIDER10	11/3/2020	4,200	84 / 2%	$21,000
#62MANTLE	11/4/2020	6,000	120 / 2%	$150,000
#BATMAN6	11/4/2020	2,000	40 / 2%	$27,000
#CLEMENTE2	11/9/2020	2,000	40 / 2%	$70,000
#79STELLA	11/16/2020	13,800	276 / 2%	$69,000
#TKAM	11/16/2020	2,000	40 / 2%	$32,000
#SUPER14	11/16/2020	5,200	104 / 2%	$130,000
#DIMAGGIO2	11/18/2020	2,000	40 / 2%	$21,000
#13BEAUX	11/23/2020	5,100	102 / 2%	$25,500
#ANMLFARM	11/23/2020	1,000	20 / 2%	$10,000
#NASA1	11/25/2020	10,000	200 / 2%	$300,000
#00BRADY	11/30/2020	3,750	75 / 2%	$45,000
#85NES	11/30/2020	8,000	160 / 2%	$32,000
#04LEBRON	12/7/2020	5,000	100 / 2%	$50,000
#85JORDAN	12/7/2020	10,000	232 / 2%	$250,000
#69KAREEM	12/7/2020	2,500	50 / 2%	$27,500
#59JFK	12/7/2020	2,000	40 / 2%	$26,000
#JUSTICE1	12/7/2020	5,000	100 / 2%	$215,000
#GRAPES	12/14/2020	2,000	40 / 2%	$39,000
#GOLDENEYE	12/14/2020	5,000	100 / 2%	$25,000
#03LEBRON2	12/14/2020	5,000	100 / 2%	$100,000
#34GEHRIG	12/14/2020	5,000	100 / 2%	$35,000
#98KANGA	12/14/2020	21,250	425 / 2%	$170,000
#06BRM	12/14/2020	1,850	37 / 2%	$18,500
#MOONSHOE	12/14/2020	18,000	360 / 2%	$180,000
#DUNE	12/22/2020	1,000	20 / 2%	$13,250
#86FLEER	12/22/2020	16,500	330 / 2%	$165,000
#58PELE2	12/22/2020	5,300	106 / 2%	$26,500
#WILDGUN	12/22/2020	4,000	80 / 2%	$28,000

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold.

(1)The Asset Manager is the beneficial owner of these Interests.

(2)Upon the designation of the Series, the Asset Manager became the initial member holding 100% of the Interest in the Series.  Upon the Closing of the Offering, the Asset Manager must own at least 2% of the Series.

ITEM 5. RELATED PARTY TRANSACTIONS

From time to time, the Manager as well as individual officers of the Manager may make loans to the Company to facilitate the purchase of Memorabilia Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and any related interest expense would be repaid through proceeds of the Offering associated with a Series. It is further anticipated that, once a Series repaid the Company and other parties, such as the Manager and the broker, from the proceeds of a closed Offering, the Underlying Assets would be transferred to the related Series and no Series would bear the economic effects of any loan made to purchase any other Underlying Asset.

As of the end of the Current Period and Prior Period, amounts outstanding due to Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates
2019	$577,500
2020	$8,417,248

During the Current Period and Prior Period, the Company entered into agreements with an Advisory Board Member, which are outlined in the table below.

Series	Agreement Type	Date of Agreement	Purchase Price	Percent Owned by Asset Seller on Close	Asset Seller
#52MANTLE	Purchase Option Agreement	4/26/2019	$125,000.00	0%	Goldin Auctions
#71MAYS	Purchase Option Agreement	4/26/2019	$52,500.00	10%	Goldin Auctions
#10COBB	Purchase Option Agreement	4/26/2019	$35,000.00	0%	Goldin Auctions
#71ALI	Purchase Option Agreement	4/26/2019	$27,500.00	0%	Goldin Auctions
#98JORDAN	Purchase Option Agreement	4/26/2019	$120,000.00	0%	Goldin Auctions
#75ALI	Purchase Agreement	10/16/2019	$44,000.00	0%	Goldin Auctions
#88JORDAN	Purchase Agreement	10/16/2019	$20,000.00	0%	Goldin Auctions
#18ZION	Upfront Purchase	10/16/2019	$13,500.00	0%	Goldin Auctions
#APOLLO11	Upfront Purchase	10/16/2019	$30,000.00	0%	Goldin Auctions
#HONUS	Purchase Option Agreement	11/11/2019	$500,028.00	53%	Goldin Auctions
#24RUTHBAT	Purchase Agreement	11/21/2019	$250,000.00	0%	Goldin Auctions
#33RUTH	Upfront Purchase	11/26/2019	$74,000.00	0%	Goldin Auctions
#56MANTLE	Upfront Purchase	11/26/2019	$9,000.00	0%	Goldin Auctions
#RUTHBALL1	Purchase Agreement	2/5/2020	$27,000.00	0%	Goldin Auctions
#HULK1	Purchase Agreement	2/5/2020	$87,000.00	0%	Goldin Auctions
#55CLEMENTE	Purchase Agreement	2/5/2020	$36,000.00	0%	Goldin Auctions
#38DIMAGGIO	Purchase Agreement	2/5/2020	$20,000.00	0%	Goldin Auctions
#BATMAN1	Purchase Agreement	2/5/2020	$68,500.00	0%	Goldin Auctions
1962 Amazing Fantasy #15 CGC VG+ 4.5	Purchase Agreement	2/5/2020	$30,500.00	0%	Goldin Auctions
#86JORDAN	Upfront Purchase	2/18/2020	$38,000.00	0%	Goldin Auctions
#POKEMON1	Upfront Purchase	3/2/2020	$118,000.00	0%	Goldin Auctions
#50JACKIE	Upfront Purchase	3/3/2020	$9,200.00	0%	Goldin Auctions
#56TEDWILL	Purchase Agreement	4/15/2020	$80,000.00	0%	Goldin Auctions
#68MAYS	Purchase Agreement	4/15/2020	$32,000.00	0%	Goldin Auctions
#51MANTLE	Purchase Agreement	4/15/2020	$29,500.00	0%	Goldin Auctions
#03LEBRON	Purchase Agreement	4/15/2020	$25,000.00	0%	Goldin Auctions
#03JORDAN	Purchase Agreement	4/15/2020	$33,000.00	0%	Goldin Auctions
#03KOBE	Purchase Agreement	6/25/2020	$44,000.00	0%	Goldin Auctions
#94JETER	Purchase Agreement	6/25/2020	$39,000.00	0%	Goldin Auctions
#86RICE	Purchase Agreement	6/25/2020	$20,000.00	0%	Goldin Auctions
#62MANTLE	Purchase Agreement	6/25/2020	$132,000.00	0%	Goldin Auctions
#39TEDWILL	Purchase Agreement	7/7/2020	$27,750.00	0%	Goldin Auctions
#57MANTLE	Purchase Agreement	7/7/2020	$8,000.00	0%	Goldin Auctions
#57STARR	Purchase Agreement	7/7/2020	$8,000.00	0%	Goldin Auctions
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Purchase Agreement	7/10/2020	$410,000.00	0%	Goldin Auctions
#CLEMENTE2	Purchase Agreement	7/23/2020	$60,000.00	0%	Goldin Auctions
#09TROUT	Purchase Agreement	7/30/2020	$225,000.00	0%	Goldin Auctions
#03KOBE2	Purchase Agreement	9/3/2020	$21,000.00	0%	Goldin Auctions
#04LEBRON	Purchase Agreement	9/18/2020	$44,000.00	0%	Goldin Auctions
#85JORDAN	Purchase Agreement	9/29/2020	$240,000.00	0%	Goldin Auctions
#86FLEER	Upfront Purchase	11/2/2020	$146,400.00	0%	Goldin Auctions
#58PELE2	Upfront Purchase	11/2/2020	$22,800.00	0%	Goldin Auctions
#18LAMAR	Upfront Purchase	11/2/2020	$54,000.00	0%	Goldin Auctions
#04MESSI	Upfront Purchase	11/2/2020	$39,600.00	0%	Goldin Auctions
#51HOWE	Upfront Purchase	11/2/2020	$39,600.00	0%	Goldin Auctions
#58PELE	Upfront Purchase	11/2/2020	$288,000.00	0%	Goldin Auctions
#09CURRY	Upfront Purchase	12/14/2020	$22,800.00	0%	Goldin Auctions
#03JORDAN2	Upfront Purchase	12/14/2020	$36,000.00	0%	Goldin Auctions
#91JORDAN	Upfront Purchase	12/14/2020	$67,200.00	0%	Goldin Auctions
#94JORDAN	Upfront Purchase	12/14/2020	$73,200.00	0%	Goldin Auctions
#VANHALEN	Upfront Purchase	12/14/2020	$54,000.00	0%	Goldin Auctions
#66ORR	Upfront Purchase	12/14/2020	$85,200.00	0%	Goldin Auctions
#48JACKIE	Purchase Agreement	12/16/2020	$340,000.00	0%	Goldin Auctions

ITEM 6. OTHER SIGNIFICANT INFORMATION

None.

ITEM 7.  FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2020 AND PERIOD JANUARY 3, 2019 (INCEPTION) TO DECEMBER 31, 2019

CONTENTS

PAGE

RSE ARCHIVE, LLC AND VARIOUS SERIES:

Year Ended December 31, 2020 and Period January 3, 2019 (Inception) to December 31, 2019 Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting FirmF-1

Consolidated Balance SheetsF-2

Consolidated Statements of OperationsF-21

Consolidated Statements of Members’ Equity F-40

Consolidated Statements of Cash Flows F-56

Notes to Consolidated Financial Statements F-75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

RSE Archive, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RSE Archive, LLC (the "Company") on a consolidated basis and for each listed Series as of December 31, 2020 and 2019, and the related consolidated statements of operations, members' equity, and cash flows for the Company on a consolidated basis and for each listed Series for the year ended December 31, 2020 and for the period from January 3, 2019 (inception) to December 31, 2019, and the related notes (collectively referred to as the "financial statements").  In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company and each listed Series as of December 31, 2020 and 2019, and the consolidated results of operations and cash flows for the Company and each listed Series for the year ended December 31, 2020 and for the period from January 3, 2019 (inception) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern.  As discussed in Note A to the financial statements, the Company's and each listed Series' lack of liquidity raises substantial doubt about their ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the Company's and each listed Series' financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company and each listed Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

We have served as the Company's auditor since 2020.

/s/ EisnerAmper LLP

EISNERAMPER LLP

New York, New York

April 30, 2021

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095	$1,495	$1,695
Pre-paid Insurance	958	402	129	268	1,077	199	166
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	2,408	2,002	429	1,813	2,172	1,694	1,861

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100	12,100	10,100
TOTAL ASSETS	$127,408	$54,502	$17,229	$36,813	$72,272	$13,794	$11,961

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-	-
Members' Equity
Membership Contributions	126,600	54,100	17,100	36,600	70,740	13,800	12,000
Capital Contribution for Operating Expense	4,156	2,561	1,761	2,133	2,755	1,596	1,553
Capital Contribution for loss at Offering close	-	-	-	-	510	-	-
Distribution to RSE Archive	-	-	-	(55)	(55)	(205)	(205)
Retained Earnings / (Accumulated Deficit)	(3,348)	(2,158)	(1,632)	(1,864)	(1,677)	(1,397)	(1,387)
Members' Equity	127,408	54,502	17,229	36,813	72,272	13,794	11,961
TOTAL LIABILITIES AND MEMBERS' EQUITY	$127,408	$54,502	$17,229	$36,813	$72,272	$13,794	$11,961

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Assets
Current Assets
Cash and Cash Equivalents	$1,250	$1,250	$1,200	$1,750	$5,300	$1,003	$6,555
Pre-paid Insurance	422	226	137	182	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	1,672	1,476	1,337	1,932	5,300	1,003	6,555

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	55,500	29,500	17,928	11,100	500,028	44,065	-
TOTAL ASSETS	$57,172	$30,976	$19,265	$13,032	$505,328	$45,068	$6,555

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$3,550
Insurance Payable	-	-	-	-	4,800	626	-
Income Taxes Payable	-	-	-	-	-	-	3,005
Due to the Manager or its Affiliates	-	-	28	-	-	65	-
Total Liabilities	-	-	28	-	4,800	691	6,555
Members' Equity
Membership Contributions	56,750	30,750	19,250	13,000	505,328	45,040	-
Capital Contribution for Operating Expense	2,520	2,119	1,663	1,506	3,531	1,278	3,550
Capital Contribution for loss at Offering close	-	-	-	-	-	10	-
Distribution to RSE Archive	-	-	(150)	(150)	-	-	-
Retained Earnings / (Accumulated Deficit)	(2,098)	(1,893)	(1,526)	(1,323)	(8,331)	(1,952)	(3,550)
Members' Equity	57,172	30,976	19,237	13,032	500,528	44,377	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$57,172	$30,976	$19,265	$13,032	$505,328	$45,068	$6,555

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Assets
Current Assets
Cash and Cash Equivalents	$1,250	$1,003	$1,203	$1,003	$1,003	$1,003	$1,950
Pre-paid Insurance	556	-	-	-	-	-	365
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	1,806	1,003	1,203	1,003	1,003	1,003	2,315

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	72,500	20,000	50,000	74,000	20,000	75,000	22,100
TOTAL ASSETS	$74,306	$21,003	$51,203	$75,003	$21,003	$76,003	$24,415

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	-	285	713	1,039	105	393	-
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	-	285	713	1,039	105	393	-
Members' Equity
Membership Contributions	73,688	21,050	51,250	75,050	21,050	76,050	24,050
Capital Contribution for Operating Expense	2,743	1,111	1,036	1,014	993	992	1,406
Capital Contribution for loss at Offering close	63	-	-	-	-	-	-
Distribution to RSE Archive	-	(47)	(47)	(47)	(47)	(47)	-
Retained Earnings / (Accumulated Deficit)	(2,187)	(1,395)	(1,749)	(2,052)	(1,098)	(1,385)	(1,041)
Members' Equity	74,306	20,718	50,490	73,964	20,898	75,609	24,415
TOTAL LIABILITIES AND MEMBERS' EQUITY	$74,306	$21,003	$51,203	$75,003	$21,003	$76,003	$24,415

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Assets
Current Assets
Cash and Cash Equivalents	$400	$1,050	$1,703	$9,408	$650	$800	$1,050
Pre-paid Insurance	282	-	257	-	104	184	230
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	682	1,050	1,960	9,408	754	984	1,280

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	17,200	9,000	15,600	-	13,545	24,000	30,000
TOTAL ASSETS	$17,882	$10,050	$17,560	$9,408	$14,299	$24,984	$31,280

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	-	126	-	-	-	-	-
Income Taxes Payable	-	-	-	9,408	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	45	-	-
Total Liabilities	-	126	-	9,408	45	-	-
Members' Equity
Membership Contributions	17,797	9,400	17,500	-	14,150	24,745	31,050
Capital Contribution for Operating Expense	1,308	968	1,275	136	1,125	1,269	1,316
Capital Contribution for loss at Offering close	-	650	-	-	-	55	-
Distribution to RSE Archive	(197)	-	(197)	-	-	-	-
Retained Earnings / (Accumulated Deficit)	(1,026)	(1,094)	(1,018)	(136)	(1,021)	(1,085)	(1,086)
Members' Equity	17,882	9,924	17,560	-	14,254	24,984	31,280
TOTAL LIABILITIES AND MEMBERS' EQUITY	$17,882	$10,050	$17,560	$9,408	$14,299	$24,984	$31,280

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Assets
Current Assets
Cash and Cash Equivalents	$1,003	$1,750	$8,851	$300	$700	$1,203	$600
Pre-paid Insurance	-	207	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	1,003	1,957	8,851	300	700	1,203	600

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	250,006	12,600	-	87,006	27,006	130,000	20,006
TOTAL ASSETS	$251,009	$14,557	$8,851	$87,306	$27,706	$131,203	$20,606

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	3,648	-	144	316	294	1,854	218
Income Taxes Payable	-	-	8,816	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	6	6	-	6
Total Liabilities	3,654	-	8,960	322	300	1,854	224
Members' Equity
Membership Contributions	250,538	14,500	-	87,300	27,700	131,250	20,600
Capital Contribution for Operating Expense	799	1,004	-	728	728	774	690
Capital Contribution for loss at Offering close	513	-	-	-	-	-	-
Distribution to RSE Archive	(47)	(150)	-	-	-	(47)	-
Retained Earnings / (Accumulated Deficit)	(4,447)	(797)	(109)	(1,044)	(1,022)	(2,628)	(908)
Members' Equity	247,354	14,557	(109)	86,984	27,406	129,349	20,382
TOTAL LIABILITIES AND MEMBERS' EQUITY	$251,009	$14,557	$8,851	$87,306	$27,706	$131,203	$20,606

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Assets
Current Assets
Cash and Cash Equivalents	$600	$563	$213	$463	$300	$534	$700
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	600	563	213	463	300	534	700

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	36,006	27,600	11,600	37,100	7,023	68,577	25,244
TOTAL ASSETS	$36,606	$28,163	$11,813	$37,563	$7,323	$69,111	$25,944

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	392	110	47	151	21	249	178
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	-	23	77	244
Total Liabilities	398	110	47	151	44	325	422
Members' Equity
Membership Contributions	36,600	28,200	11,850	37,600	7,300	69,100	25,700
Capital Contribution for Operating Expense	690	669	669	669	649	646	623
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-	(66)	-
Retained Earnings / (Accumulated Deficit)	(1,082)	(779)	(715)	(819)	(670)	(894)	(802)
Members' Equity	36,208	28,053	11,767	37,413	7,279	68,786	25,522
TOTAL LIABILITIES AND MEMBERS' EQUITY	$36,606	$28,163	$11,813	$37,563	$7,323	$69,111	$25,944

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Assets
Current Assets
Cash and Cash Equivalents	$634	$334	$534	$833	$634	$269	$520
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	634	334	534	833	634	269	520

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	25,030	16,350	118,000	-	64,925	10,000	32,083
TOTAL ASSETS	$25,665	$16,684	$118,534	$833	$65,559	$10,269	$32,603

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	294	36	850	-	142	20	198
Income Taxes Payable	-	-	-	771	-	-	-
Due to the Manager or its Affiliates	30	-	-	-	925	-	83
Total Liabilities	324	36	850	771	1,067	20	281
Members' Equity
Membership Contributions	25,700	16,750	118,600	-	64,700	10,400	32,600
Capital Contribution for Operating Expense	620	583	578	-	575	560	526
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(66)	(66)	(66)	(66)	(131)	(80)
Retained Earnings / (Accumulated Deficit)	(914)	(619)	(1,428)	128	(717)	(580)	(724)
Members' Equity	25,340	16,648	117,684	61	64,492	10,249	32,322
TOTAL LIABILITIES AND MEMBERS' EQUITY	$25,665	$16,684	$118,534	$833	$65,559	$10,269	$32,603

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Assets
Current Assets
Cash and Cash Equivalents	$520	$400	$100	$520	$220	$400	$460
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	520	400	100	520	220	400	460

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	80,000	59,000	35,523	29,500	6,600	105,100	44,000
TOTAL ASSETS	$80,520	$59,400	$35,623	$30,020	$6,820	$105,500	$44,460

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	495	135	106	183	20	354	249
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	23	-	-	-	-
Total Liabilities	495	135	129	183	20	354	249
Members' Equity
Membership Contributions	80,600	60,130	35,666	30,100	6,900	105,705	44,600
Capital Contribution for Operating Expense	526	509	509	503	486	486	452
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(80)	(730)	(66)	(80)	(80)	(205)	(140)
Retained Earnings / (Accumulated Deficit)	(1,021)	(643)	(614)	(686)	(506)	(840)	(701)
Members' Equity	80,025	59,265	35,494	29,838	6,800	105,146	44,211
TOTAL LIABILITIES AND MEMBERS' EQUITY	$80,520	$59,400	$35,623	$30,020	$6,820	$105,500	$44,460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Assets
Current Assets
Cash and Cash Equivalents	$520	$520	$600	$460	$150	$471	$460
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	520	520	600	460	150	471	460

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	25,000	33,000	27,750	39,000	98,000	100,063	140,000
TOTAL ASSETS	$25,520	$33,520	$28,350	$39,460	$98,150	$100,534	$140,460

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	155	204	146	221	454	317	808
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	155	204	146	221	454	317	808
Members' Equity
Membership Contributions	25,600	33,600	27,220	39,600	98,150	100,600	140,600
Capital Contribution for Operating Expense	452	452	439	432	423	399	354
Capital Contribution for loss at Offering close	-	-	1,130	-	-	-	-
Distribution to RSE Archive	(80)	(80)	-	(140)	-	(66)	(140)
Retained Earnings / (Accumulated Deficit)	(606)	(656)	(585)	(653)	(877)	(716)	(1,162)
Members' Equity	25,365	33,316	28,204	39,239	97,696	100,217	139,653
TOTAL LIABILITIES AND MEMBERS' EQUITY	$25,520	$33,520	$28,350	$39,460	$98,150	$100,534	$140,460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Assets
Current Assets
Cash and Cash Equivalents	$460	$320	$430	$430	$430	$460	$400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	460	320	430	430	430	460	400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	120,000	9,500	7,442	31,944	45,980	20,000	8,000
TOTAL ASSETS	$120,460	$9,820	$7,872	$32,374	$46,410	$20,460	$8,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	171	19	28	120	173	113	42
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	171	19	28	120	173	113	42
Members' Equity
Membership Contributions	120,600	9,900	8,042	32,544	46,580	20,600	7,420
Capital Contribution for Operating Expense	355	355	353	353	353	353	333
Capital Contribution for loss at Offering close	-	-	-	-	-	-	1,182
Distribution to RSE Archive	(140)	(80)	-	-	-	(140)	(202)
Retained Earnings / (Accumulated Deficit)	(526)	(374)	(551)	(643)	(696)	(467)	(375)
Members' Equity	120,289	9,801	7,844	32,254	46,237	20,347	8,358
TOTAL LIABILITIES AND MEMBERS' EQUITY	$120,460	$9,820	$7,872	$32,374	$46,410	$20,460	$8,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Assets
Current Assets
Cash and Cash Equivalents	$560	$520	$520	$600	$400	$400	$400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	560	520	520	600	400	400	400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	115,000	50,253	185,100	37,000	225,000	8,000	189,000
TOTAL ASSETS	$115,560	$50,774	$185,620	$37,600	$225,400	$8,400	$189,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	952	434	392	169	1,020	42	245
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	952	434	392	169	1,020	42	245
Members' Equity
Membership Contributions	115,700	50,853	185,700	37,600	221,063	7,420	189,602
Capital Contribution for Operating Expense	445	412	302	300	277	277	244
Capital Contribution for loss at Offering close	-	-	-	-	4,540	1,182	-
Distribution to RSE Archive	(140)	(80)	(80)	-	(202)	(202)	(202)
Retained Earnings / (Accumulated Deficit)	(1,397)	(846)	(694)	(469)	(1,297)	(319)	(488)
Members' Equity	114,608	50,340	185,228	37,431	224,380	8,358	189,155
TOTAL LIABILITIES AND MEMBERS' EQUITY	$115,560	$50,774	$185,620	$37,600	$225,400	$8,400	$189,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Assets
Current Assets
Cash and Cash Equivalents	$400	$400	$430	$520	$400	$460	$320
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	400	400	430	520	400	460	320

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	21,000	35,000	38,236	9,300	18,000	132,000	23,500
TOTAL ASSETS	$21,400	$35,400	$38,666	$9,820	$18,400	$132,460	$23,820

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	73	156	144	16	21	748	47
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	73	156	144	16	21	748	47
Members' Equity
Membership Contributions	21,629	35,832	38,836	9,900	18,602	132,600	23,900
Capital Contribution for Operating Expense	230	234	193	195	194	192	191
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(432)	(170)	(80)	(202)	(140)	(80)
Retained Earnings / (Accumulated Deficit)	(303)	(390)	(337)	(211)	(215)	(940)	(237)
Members' Equity	21,327	35,244	38,522	9,804	18,379	131,712	23,774
TOTAL LIABILITIES AND MEMBERS' EQUITY	$21,400	$35,400	$38,666	$9,820	$18,400	$132,460	$23,820

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Assets
Current Assets
Cash and Cash Equivalents	$400	$460	$600	$534	$321	$4,400	$60,400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	400	460	600	534	321	4,400	60,400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	60,000	120,000	61,528	28,600	17,704	21,877	-
TOTAL ASSETS	$60,400	$120,460	$62,128	$29,134	$18,025	$26,277	$60,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	285	191	277	67	45	50	-
Income Taxes Payable	-	-	-	-	-	-	7,359
Due to the Manager or its Affiliates	-	-	28	-	-	4,000	53,036
Total Liabilities	285	191	304	67	45	4,050	60,395
Members' Equity
Membership Contributions	60,602	120,600	62,100	29,200	18,254	22,621	-
Capital Contribution for Operating Expense	175	151	150	151	143	127	68
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(140)	-	(66)	(229)	(344)	(229)
Retained Earnings / (Accumulated Deficit)	(460)	(342)	(427)	(217)	(189)	(177)	165
Members' Equity	60,115	120,269	61,823	29,068	17,980	22,227	5
TOTAL LIABILITIES AND MEMBERS' EQUITY	$60,400	$120,460	$62,128	$29,134	$18,025	$26,277	$60,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Assets
Current Assets
Cash and Cash Equivalents	$100	$300	$339	$400	$400	$339	$400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	100	300	339	400	400	339	400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	8,800	254,457	35,184	26,000	190,000	23,261	23,100
TOTAL ASSETS	$8,900	$254,757	$35,523	$26,400	$190,400	$23,600	$23,500

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	26	971	79	76	257	52	28
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	26	971	79	76	257	52	28
Members' Equity
Membership Contributions	8,966	254,987	35,752	26,859	190,602	23,829	23,702
Capital Contribution for Operating Expense	127	122	103	104	81	81	81
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(229)	(229)	(459)	(202)	(229)	(202)
Retained Earnings / (Accumulated Deficit)	(154)	(1,092)	(182)	(179)	(338)	(133)	(109)
Members' Equity	8,874	253,786	35,444	26,324	190,143	23,548	23,472
TOTAL LIABILITIES AND MEMBERS' EQUITY	$8,900	$254,757	$35,523	$26,400	$190,400	$23,600	$23,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Assets
Current Assets
Cash and Cash Equivalents	$400	$600	$326	$420	$320	$400	$339
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	400	600	326	420	320	400	339

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	44,000	240,000	22,874	150,000	90,227	31,100	29,737
TOTAL ASSETS	$44,400	$240,600	$23,200	$150,420	$90,548	$31,500	$30,076

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	132	567	62	336	180	37	67
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	132	567	62	336	180	37	67
Members' Equity
Membership Contributions	44,629	240,600	23,442	150,600	90,728	31,702	30,305
Capital Contribution for Operating Expense	81	81	58	58	58	58	58
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	-	(242)	(180)	(180)	(202)	(229)
Retained Earnings / (Accumulated Deficit)	(212)	(648)	(120)	(394)	(239)	(95)	(125)
Members' Equity	44,268	240,033	23,138	150,084	90,367	31,463	30,009
TOTAL LIABILITIES AND MEMBERS' EQUITY	$44,400	$240,600	$23,200	$150,420	$90,548	$31,500	$30,076

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$420	$400	$460	$805	$400	$805	$7,278	$201,881
Pre-paid Insurance	-	-	-	-	-	-	-	6,566
Pre-paid Storage	-	-	-	-	-	-	-	-
Total Current Assets	420	400	460	805	400	805	7,278	208,447

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-	300,000
Collectible Memorabilia - Owned	150,000	15,720	10,600	146,400	24,000	22,800	-	14,480,631
TOTAL ASSETS	$150,420	$16,120	$11,060	$147,205	$24,400	$23,605	$7,278	$14,989,078

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-	$5,819
Insurance Payable	260	36	17	207	70	32	-	41,535
Income Taxes Payable	-	-	-	-	-	-	7,278	36,637
Due to the Manager or its Affiliates	-	-	-	-	-	-	-	8,417,248
Total Liabilities	260	36	17	207	70	32	7,278	8,501,239
Members' Equity
Membership Contributions	150,600	16,464	11,200	147,447	24,629	23,847	-	6,503,133
Capital Contribution for Operating Expense	58	58	32	32	32	32	72	136,974
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-	9,834
Distribution to RSE Archive	(180)	(344)	(140)	(242)	(229)	(242)	(242)	-
Retained Earnings / (Accumulated Deficit)	(318)	(94)	(49)	(239)	(102)	(65)	170	(162,102)
Members' Equity	150,160	16,084	11,044	146,998	24,330	23,573	-	6,487,838
TOTAL LIABILITIES AND MEMBERS' EQUITY	$150,420	$16,120	$11,060	$147,205	$24,400	$23,605	$7,278	$14,989,078

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	2	-	-	1
Total Current Assets	1,450	1,602	300	1,545	1,096
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$126,450	$54,102	$17,100	$36,545	$71,196

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$13	$13	$-
Due to the Manager for Insurance	237	100	32	66	66
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	237	100	45	79	66

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(607)	(301)	(225)	(233)	(196)
Members' Equity	126,213	54,002	17,055	36,466	71,130
TOTAL LIABILITIES AND MEMBERS' EQUITY	$126,450	$54,102	$17,100	$36,545	$71,196

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$1,495	$1,695	$1,250	$1,100	$1,200
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	1	1	-	-
Total Current Assets	1,496	1,696	1,251	1,100	1,200
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$13,596	$11,796	$56,751	$30,600	$19,100

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$13	$-
Due to the Manager for Insurance	12	10	104	56	34
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	12	10	104	69	34

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(142)	(140)	(215)	(329)	(105)
Members' Equity	13,584	11,786	56,647	30,531	19,066
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,596	$11,796	$56,751	$30,600	$19,100

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,050	$1,600	$24,459
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	-	2	1	1,881
Total Current Assets	1,751	5,300	1,052	1,601	26,340
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	282,250
Collectible Memorabilia - Owned	11,100	500,028	44,000	27,500	1,301,928
TOTAL ASSETS	$12,851	$505,328	$45,052	$29,101	$1,610,518

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$130
Due to the Manager for Insurance	11	949	83	52	2,607
Due to the Manager or its Affiliates	-	-	-	-	577,500
Total Liabilities	11	949	83	52	580,237

Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(73)	(965)	(86)	(55)	(8,041)
Members' Equity	12,840	504,379	44,969	29,049	1,030,281
TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,851	$505,328	$45,052	$29,101	1,610,518

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Operating Expenses
Storage	$-	$10	$-	$-	$1	$3	$3
Transportation	-	-	-	-	-	-	-
Insurance	1,542	647	208	432	280	52	43
Professional Fees	1,200	1,200	1,200	1,200	1,200	1,200	1,200
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	2,742	1,857	1,408	1,632	1,481	1,255	1,246
Operating Loss	(2,742)	(1,857)	(1,408)	(1,632)	(1,481)	(1,255)	(1,246)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,742)	(1,857)	(1,408)	(1,632)	(1,481)	(1,255)	(1,246)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(2,742)	$(1,857)	$(1,408)	$(1,632)	$(1,481)	$(1,255)	$(1,246)

Basic and Diluted Income / (Loss) per Membership Interest	$(2.74)	$(0.93)	$(0.70)	$(1.63)	$(0.49)	$(6.27)	$(6.23)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000	200	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Operating Expenses
Storage	$5	$-	$-	$3	$-	$10	$1
Transportation	-	-	-	-	-	65	-
Insurance	678	364	221	47	6,166	543	41
Professional Fees	1,200	1,200	1,200	1,200	1,200	1,200	121
Marketing Expense	-	-	-	-	-	47	47
Total Operating Expenses	1,883	1,564	1,421	1,251	7,366	1,865	209
Operating Loss	(1,883)	(1,564)	(1,421)	(1,251)	(7,366)	(1,865)	(209)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	8,950
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,883)	(1,564)	(1,421)	(1,251)	(7,366)	(1,865)	8,741
Provision for Income Taxes	-	-	-	-	-	-	3,005
Net Income / (Loss)	$(1,883)	$(1,564)	$(1,421)	$(1,251)	$(7,366)	$(1,865)	$5,735

Basic and Diluted Income / (Loss) per Membership Interest	$(1.88)	$(0.78)	$(1.42)	$(0.63)	$(0.74)	$(1.86)	$2.87
Weighted Average Membership Interests	1,000	2,000	1,000	2,000	10,000	1,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Operating Expenses
Storage	$-	$1	$1	$-	$3	$1	$3
Transportation	-	-	-	-	-	-	-
Insurance	993	285	713	1,039	105	393	67
Professional Fees	1,194	1,110	1,034	1,014	990	990	971
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	2,187	1,395	1,749	2,052	1,098	1,385	1,041
Operating Loss	(2,187)	(1,395)	(1,749)	(2,052)	(1,098)	(1,385)	(1,041)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,187)	(1,395)	(1,749)	(2,052)	(1,098)	(1,385)	(1,041)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(2,187)	$(1,395)	$(1,749)	$(2,052)	$(1,098)	$(1,385)	$(1,041)

Basic and Diluted Income / (Loss) per Membership Interest	$(2.19)	$(0.70)	$(0.87)	$(1.03)	$(1.10)	$(1.38)	$(2.08)
Weighted Average Membership Interests	1,000	2,000	2,000	2,000	1,000	1,000	500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Operating Expenses
Storage	$3	$-	$3	$-	$7	$-	$4
Transportation	-	-	-	-	-	-	-
Insurance	52	126	47	209	118	205	243
Professional Fees	971	968	968	165	897	880	840
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	1,026	1,094	1,018	373	1,021	1,085	1,086
Operating Loss	(1,026)	(1,094)	(1,018)	(373)	(1,021)	(1,085)	(1,086)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	44,935	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,026)	(1,094)	(1,018)	44,562	(1,021)	(1,085)	(1,086)
Provision for Income Taxes	-	-	-	9,408	-	-	-
Net Income / (Loss)	$(1,026)	$(1,094)	$(1,018)	$35,154	$(1,021)	$(1,085)	$(1,086)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.03)	$(0.11)	$(2.04)	$17.58	$(2.04)	$(0.54)	$(1.09)
Weighted Average Membership Interests	1,000	10,000	500	2,000	500	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Operating Expenses
Storage	$5	$2	$-	$2	$2	$58	$-
Transportation	-	-	-	-	-	-	-
Insurance	3,648	27	144	316	294	1,854	218
Professional Fees	794	768	61	726	726	716	690
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	4,447	797	205	1,044	1,022	2,628	908
Operating Loss	(4,447)	(797)	(205)	(1,044)	(1,022)	(2,628)	(908)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	41,948	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(4,447)	(797)	41,743	(1,044)	(1,022)	(2,628)	(908)
Provision for Income Taxes	-	-	8,816	-	-	-	-
Net Income / (Loss)	$(4,447)	$(797)	$32,927	$(1,044)	$(1,022)	$(2,628)	$(908)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.48)	$(3.98)	$32.93	$(0.52)	$(0.51)	$(1.31)	$(0.91)
Weighted Average Membership Interests	3,000	200	1,000	2,000	2,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Operating Expenses
Storage	$-	$2	$2	$2	$2	$2	$3
Transportation	-	-	-	-	-	-	-
Insurance	392	110	47	151	21	249	178
Professional Fees	690	667	667	667	647	643	620
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	1,082	779	715	819	670	894	802
Operating Loss	(1,082)	(779)	(715)	(819)	(670)	(894)	(802)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,082)	(779)	(715)	(819)	(670)	(894)	(802)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(1,082)	$(779)	$(715)	$(819)	$(670)	$(894)	$(802)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.08)	$(0.78)	$(1.43)	$(0.82)	$(0.08)	$(0.89)	$(0.80)
Weighted Average Membership Interests	1,000	1,000	500	1,000	8,500	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Operating Expenses
Storage	$-	$2	$-	$-	$1	$2	$6
Transportation	-	-	-	-	-	-	-
Insurance	294	36	850	68	142	20	198
Professional Fees	620	581	578	297	574	558	519
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	914	619	1,428	366	717	580	724
Operating Loss	(914)	(619)	(1,428)	(366)	(717)	(580)	(724)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	3,800	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(914)	(619)	(1,428)	3,434	(717)	(580)	(724)
Provision for Income Taxes	-	-	-	771	-	-	-
Net Income / (Loss)	$(914)	$(619)	$(1,428)	$2,663	$(717)	$(580)	$(724)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.91)	$(0.31)	$(0.29)	$0.27	$(0.18)	$(0.05)	$(0.36)
Weighted Average Membership Interests	1,000	2,000	5,000	10,000	4,000	12,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Operating Expenses
Storage	$6	$2	$2	$-	$2	$2	$-
Transportation	-	-	-	-	-	-	-
Insurance	495	135	106	183	20	354	249
Professional Fees	519	506	506	503	484	484	452
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	1,021	643	614	686	506	840	701
Operating Loss	(1,021)	(643)	(614)	(686)	(506)	(840)	(701)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,021)	(643)	(614)	(686)	(506)	(840)	(701)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(1,021)	$(643)	$(614)	$(686)	$(506)	$(840)	$(701)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.51)	$(0.64)	$(0.61)	$(0.34)	$(0.07)	$(0.84)	$(0.11)
Weighted Average Membership Interests	2,000	1,000	1,000	2,000	7,500	1,000	6,250

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Operating Expenses
Storage	$-	$-	$13	$6	$1	$2	$1
Transportation	-	-	-	-	-	-	-
Insurance	155	204	146	221	454	317	808
Professional Fees	452	452	426	426	423	397	353
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	606	656	585	653	877	716	1,162
Operating Loss	(606)	(656)	(585)	(653)	(877)	(716)	(1,162)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(606)	(656)	(585)	(653)	(877)	(716)	(1,162)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(606)	$(656)	$(585)	$(653)	$(877)	$(716)	$(1,162)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.30)	$(0.33)	$(0.10)	$(0.65)	$(0.09)	$(0.36)	$(0.39)
Weighted Average Membership Interests	2,000	2,000	5,600	1,000	10,000	2,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Operating Expenses
Storage	$2	$2	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	171	19	28	120	173	113	42
Professional Fees	353	353	353	353	353	353	333
Marketing Expense	-	-	170	170	170	-	-
Total Operating Expenses	526	374	551	643	696	467	375
Operating Loss	(526)	(374)	(551)	(643)	(696)	(467)	(375)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(526)	(374)	(551)	(643)	(696)	(467)	(375)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(526)	$(374)	$(551)	$(643)	$(696)	$(467)	$(375)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.18)	$(0.03)	$(0.55)	$(0.64)	$(0.70)	$(0.02)	$(0.05)
Weighted Average Membership Interests	3,000	11,500	1,000	1,000	1,000	23,000	8,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Operating Expenses
Storage	$112	$112	$2	$-	$-	$-	$4
Transportation	-	-	-	-	-	-	-
Insurance	952	434	392	169	1,020	42	245
Professional Fees	333	300	300	300	277	277	240
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	1,397	846	694	469	1,297	319	488
Operating Loss	(1,397)	(846)	(694)	(469)	(1,297)	(319)	(488)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,397)	(846)	(694)	(469)	(1,297)	(319)	(488)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(1,397)	$(846)	$(694)	$(469)	$(1,297)	$(319)	$(488)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.70)	$(0.85)	$(0.17)	$(0.23)	$(0.12)	$(0.04)	$(0.06)
Weighted Average Membership Interests	2,000	1,000	4,000	2,000	11,250	8,000	8,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Operating Expenses
Storage	$-	$4	$-	$1	$1	$2	$1
Transportation	-	-	-	-	-	-	-
Insurance	73	156	144	16	21	748	47
Professional Fees	230	230	193	193	193	190	190
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	303	390	337	211	215	940	237
Operating Loss	(303)	(390)	(337)	(211)	(215)	(940)	(237)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(303)	(390)	(337)	(211)	(215)	(940)	(237)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(303)	$(390)	$(337)	$(211)	$(215)	$(940)	$(237)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.05)	$(0.08)	$(0.04)	$(0.02)	$(0.05)	$(0.16)	$(0.12)
Weighted Average Membership Interests	5,750	5,000	9,000	12,000	4,200	6,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Operating Expenses
Storage	$2	$1	$-	$1	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	285	191	277	67	45	50	68
Professional Fees	173	150	150	150	143	127	127
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	460	342	427	217	189	177	194
Operating Loss	(460)	(342)	(427)	(217)	(189)	(177)	(194)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	35,000
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(460)	(342)	(427)	(217)	(189)	(177)	34,806
Provision for Income Taxes	-	-	-	-	-	-	7,359
Net Income / (Loss)	$(460)	$(342)	$(427)	$(217)	$(189)	$(177)	$27,446

Basic and Diluted Income / (Loss) per Membership Interest	$(0.23)	$(0.07)	$(0.03)	$(0.11)	$(0.09)	$(0.03)	$13.72
Weighted Average Membership Interests	2,000	5,200	13,800	2,000	2,000	5,100	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Operating Expenses
Storage	$1	$2	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	26	971	79	76	257	52	28
Professional Fees	127	120	103	103	81	81	81
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	154	1,092	182	179	338	133	109
Operating Loss	(154)	(1,092)	(182)	(179)	(338)	(133)	(109)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(154)	(1,092)	(182)	(179)	(338)	(133)	(109)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(154)	$(1,092)	$(182)	$(179)	$(338)	$(133)	$(109)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.15)	$(0.11)	$(0.05)	$(0.02)	$(0.07)	$(0.05)	$(0.05)
Weighted Average Membership Interests	1,000	10,000	3,750	8,000	5,000	2,500	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Operating Expenses
Storage	$-	$-	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	132	567	62	336	180	37	67
Professional Fees	81	81	58	58	58	58	58
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	212	648	120	394	239	95	125
Operating Loss	(212)	(648)	(120)	(394)	(239)	(95)	(125)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(212)	(648)	(120)	(394)	(239)	(95)	(125)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(212)	$(648)	$(120)	$(394)	$(239)	$(95)	$(125)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.04)	$(0.06)	$(0.02)	$(0.02)	$(0.05)	$(0.05)	$(0.02)
Weighted Average Membership Interests	5,000	10,000	5,000	18,000	5,000	2,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Operating Expenses
Storage	$-	$-	$-	$-	$-	$-	$-	$18,426
Transportation	-	-	-	-	-	-	-	402
Insurance	260	36	17	207	70	32	72	53,368
Professional Fees	58	58	32	32	32	32	10	56,223
Marketing Expense	-	-	-	-	-	-	-	18,895
Total Operating Expenses	318	94	49	239	102	65	82	147,314
Operating Loss	(318)	(94)	(49)	(239)	(102)	(65)	(82)	(147,314)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-	500
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	34,500	169,133
(Loss) on Impairment	-	-	-	-	-	-	-	(4,400)
Income / (Loss) Before Income Taxes	(318)	(94)	(49)	(239)	(102)	(65)	34,418	16,919
Provision for Income Taxes	-	-	-	-	-	-	7,278	36,637
Net Income / (Loss)	$(318)	$(94)	$(49)	$(239)	$(102)	$(65)	$27,140	$(19,718)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.01)	$(0.05)	$(0.05)	$(0.01)	$(0.03)	$(0.01)	$3.50
Weighted Average Membership Interests	21,250	1,850	1,000	16,500	4,000	5,300	7,750

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Operating Expenses
Storage	$-	$1	$-	$-	$-
Transportation	-	-	13	13	-
Insurance	237	100	32	66	66
Professional Fees	220	200	180	154	130
Marketing Expense	150	-	-	-	-
Total Operating Expenses	607	301	225	233	196
Operating Loss	(607)	(301)	(225)	(233)	(196)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Income / (Loss) Before Income Taxes	(607)	(301)	(225)	(233)	(196)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(607)	$(301)	$(225)	$(233)	$(196)

Basic and Diluted (Loss) per Membership Interest	$(0.61)	$(0.15)	$(0.11)	$(0.23)	$(0.07)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Operating Expenses
Storage	$-	$-	$1	$-	$-
Transportation	-	-	-	163	-
Insurance	12	10	104	56	34
Professional Fees	130	130	110	110	71
Marketing Expense	-	-	-	-	-
Total Operating Expenses	142	140	215	329	105
Operating Loss	(142)	(140)	(215)	(329)	(105)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Income / (Loss) Before Income Taxes	(142)	(140)	(215)	(329)	(105)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(142)	$(140)	$(215)	$(329)	$(105)

Basic and Diluted (Loss) per Membership Interest	$(0.71)	$(0.70)	$(0.21)	$(0.16)	$(0.10)
Weighted Average Membership Interests	200	200	1,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Operating Expenses
Storage	$1	$-	$-	$-	$1,881
Transportation	-	-	-	-	580
Insurance	11	949	83	52	2,607
Professional Fees	61	16	3	3	1,517
Marketing Expense	-	-	-	-	1,420
Total Operating Expenses	73	965	86	55	8,005
Operating Loss	(73)	(965)	(86)	(55)	(8,005)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	36
Income / (Loss) Before Income Taxes	(73)	(965)	(86)	(55)	(8,041)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(73)	$(965)	$(86)	$(55)	$(8,041)

Basic and Diluted (Loss) per Membership Interest	$(0.04)	$(0.10)	$(0.04)	$(0.03)
Weighted Average Membership Interests	2,000	10,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$126,600	$54,100	$17,100	$36,600	$70,740	$13,800	$12,000
Capital Contribution for Operating Expenses	219	203	180	153	131	131	131
Capital Contribution for loss at Offering close	-	-	-	-	510	-	-
Distribution to RSE Archive	-	-	-	(55)	(55)	(205)	(205)
Net Income / (Loss)	(607)	(301)	(225)	(233)	(196)	(142)	(140)
Balance December 31, 2019	$126,213	$54,002	$17,055	$36,466	$71,130	$13,583	$11,785
Distribution	-	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-	-
Capital Contribution for Operating Expenses	3,937	2,358	1,581	1,979	2,624	1,466	1,422
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	(2,742)	(1,857)	(1,408)	(1,632)	(1,481)	(1,255)	(1,246)
Balance December 31, 2020	$127,408	$54,502	$17,229	$36,813	$72,272	$13,794	$11,961

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$56,750	$30,750	$19,250	$13,000	$505,328	$45,040	$29,100
Capital Contribution for Operating Expenses	111	110	71	62	16	5	4
Capital Contribution for loss at Offering close	-	-	-	-	-	10	-
Distribution to RSE Archive	-	-	(150)	(150)	-	-	-
Net Income / (Loss)	(215)	(329)	(105)	(73)	(965)	(87)	(55)
Balance December 31, 2019	$56,647	$30,531	$19,066	$12,839	$504,379	$44,968	$29,049
Distribution	-	-	-	-	-	-	(38,595)
Membership Contributions	-	-	-	-	-	-	-
Capital Contribution for Operating Expenses	2,408	2,009	1,592	1,444	3,515	1,273	3,811
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	(1,883)	(1,564)	(1,421)	(1,251)	(7,366)	(1,865)	5,735
Balance December 31, 2020	$57,172	$30,976	$19,237	$13,032	$500,528	$44,377	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	73,688	21,050	51,250	75,050	21,050	76,050	24,050
Capital Contribution for Operating Expenses	2,743	1,111	1,036	1,014	993	992	1,406
Capital Contribution for loss at Offering close	63	-	-	-	-	-	-
Distribution to RSE Archive	-	(47)	(47)	(47)	(47)	(47)	-
Net Income / (Loss)	(2,187)	(1,395)	(1,749)	(2,052)	(1,098)	(1,385)	(1,041)
Balance December 31, 2020	$74,306	$20,718	$50,490	$73,964	$20,898	$75,609	$24,415

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	(157,328)	-	-	-
Membership Contributions	17,797	9,400	17,500	121,600	14,150	24,745	31,050
Capital Contribution for Operating Expenses	1,308	968	1,275	574	1,125	1,269	1,316
Capital Contribution for loss at Offering close	-	650	-	-	-	55	-
Distribution to RSE Archive	(197)	-	(197)	-	-	-	-
Net Income / (Loss)	(1,026)	(1,094)	(1,018)	35,154	(1,021)	(1,085)	(1,086)
Balance December 31, 2020	$17,882	$9,924	$17,560	$-	$14,254	$24,984	$31,280

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	(71,649)	-	-	-	-
Membership Contributions	250,538	14,500	38,500	87,300	27,700	131,250	20,600
Capital Contribution for Operating Expenses	799	1,004	113	728	728	774	690
Capital Contribution for loss at Offering close	513	-	-	-	-	-	-
Distribution to RSE Archive	(47)	(150)	-	-	-	(47)	-
Net Income / (Loss)	(4,447)	(797)	32,927	(1,044)	(1,022)	(2,628)	(908)
Balance December 31, 2020	$247,354	$14,557	$(109)	$86,984	$27,406	$129,349	$20,382

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	36,600	28,200	11,850	37,600	7,300	69,100	25,700
Capital Contribution for Operating Expenses	690	669	669	669	649	646	623
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-	(66)	-
Net Income / (Loss)	(1,082)	(779)	(715)	(819)	(670)	(894)	(802)
Balance December 31, 2020	$36,208	$28,053	$11,767	$37,413	$7,279	$68,786	$25,522

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	(12,300)	-	-	-
Membership Contributions	25,700	16,750	118,600	9,398	64,700	10,400	32,600
Capital Contribution for Operating Expenses	620	583	578	366	575	560	526
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(66)	(66)	(66)	(66)	(131)	(80)
Net Income / (Loss)	(914)	(619)	(1,428)	2,663	(717)	(580)	(724)
Balance December 31, 2020	$25,340	$16,648	$117,684	$61	$64,492	$10,249	$32,322

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	80,600	60,130	35,666	30,100	6,900	105,705	44,600
Capital Contribution for Operating Expenses	526	509	509	503	486	486	452
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(80)	(730)	(66)	(80)	(80)	(205)	(140)
Net Income / (Loss)	(1,021)	(643)	(614)	(686)	(506)	(840)	(701)
Balance December 31, 2020	$80,025	$59,265	$35,494	$29,838	$6,800	$105,146	$44,211

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	25,600	33,600	27,220	39,600	98,150	100,600	140,600
Capital Contribution for Operating Expenses	452	452	439	432	423	399	354
Capital Contribution for loss at Offering close	-	-	1,130	-	-	-	-
Distribution to RSE Archive	(80)	(80)	-	(140)	-	(66)	(140)
Net Income / (Loss)	(606)	(656)	(585)	(653)	(877)	(716)	(1,162)
Balance December 31, 2020	$25,365	$33,316	$28,204	$39,239	$97,696	$100,217	$139,653

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	120,600	9,900	8,042	32,544	46,580	20,600	7,420
Capital Contribution for Operating Expenses	355	355	353	353	353	353	333
Capital Contribution for loss at Offering close	-	-	-	-	-	-	1,182
Distribution to RSE Archive	(140)	(80)	-	-	-	(140)	(202)
Net Income / (Loss)	(526)	(374)	(551)	(643)	(696)	(467)	(375)
Balance December 31, 2020	$120,289	$9,801	$7,844	$32,254	$46,237	$20,347	$8,358

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	115,700	50,853	185,700	37,600	221,063	7,420	189,602
Capital Contribution for Operating Expenses	445	412	302	300	277	277	244
Capital Contribution for loss at Offering close	-	-	-	-	4,540	1,182	-
Distribution to RSE Archive	(140)	(80)	(80)	-	(202)	(202)	(202)
Net Income / (Loss)	(1,397)	(846)	(694)	(469)	(1,297)	(319)	(488)
Balance December 31, 2020	$114,608	$50,340	$185,228	$37,431	$224,380	$8,358	$189,155

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	21,629	35,832	38,836	9,900	18,602	132,600	23,900
Capital Contribution for Operating Expenses	230	234	193	195	194	192	191
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(432)	(170)	(80)	(202)	(140)	(80)
Net Income / (Loss)	(303)	(390)	(337)	(211)	(215)	(940)	(237)
Balance December 31, 2020	$21,327	$35,244	$38,522	$9,804	$18,379	$131,712	$23,774

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	(53,036)
Membership Contributions	60,602	120,600	62,100	29,200	18,254	22,621	25,629
Capital Contribution for Operating Expenses	175	151	150	151	143	127	195
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(140)	-	(66)	(229)	(344)	(229)
Net Income / (Loss)	(460)	(342)	(427)	(217)	(189)	(177)	27,446
Balance December 31, 2020	$60,115	$120,269	$61,823	$29,068	$17,980	$22,227	$5

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	8,966	254,987	35,752	26,859	190,602	23,829	23,702
Capital Contribution for Operating Expenses	127	122	103	104	81	81	81
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(229)	(229)	(459)	(202)	(229)	(202)
Net Income / (Loss)	(154)	(1,092)	(182)	(179)	(338)	(133)	(109)
Balance December 31, 2020	$8,874	$253,786	$35,444	$26,324	$190,143	$23,548	$23,472

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	44,629	240,600	23,442	150,600	90,728	31,702	30,305
Capital Contribution for Operating Expenses	81	81	58	58	58	58	58
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	-	(242)	(180)	(180)	(202)	(229)
Net Income / (Loss)	(212)	(648)	(120)	(394)	(239)	(95)	(125)
Balance December 31, 2020	$44,268	$240,033	$23,138	$150,084	$90,367	$31,463	$30,009

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-	$1,030,158
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-	7,644
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-	520
Distribution to RSE Archive	-	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-	(8,042)
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-	$1,030,281
Distribution	-	-	-	-	-	-	(82,027)	(414,935)
Membership Contributions	150,600	16,464	11,200	147,447	24,629	23,847	55,047	5,752,248
Capital Contribution for Operating Expenses	58	58	32	32	32	32	82	130,648
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-	9,314
Distribution to RSE Archive	(180)	(344)	(140)	(242)	(229)	(242)	(242)	-
Net Income / (Loss)	(318)	(94)	(49)	(239)	(102)	(65)	27,140	(19,718)
Balance December 31, 2020	$150,160	$16,084	$11,044	$146,998	$24,330	$23,573	$-	$6,487,838

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,742)	$(1,857)	$(1,408)	$(1,632)	$(1,481)	$(1,255)	$(1,246)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	3,937	2,358	1,581	1,979	2,624	1,466	1,422
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(958)	(402)	(129)	(268)	(1,077)	(199)	(166)
Prepaid Storage	-	2	-	-	1	1	1
Insurance Payable	(237)	(100)	(32)	(66)	(66)	(12)	(10)
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Accounts Payable	-	-	(13)	(13)	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	-	-	-	-	-	-	-
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-	-
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-	-
Cash beginning of year	1,450	1,600	300	1,545	1,095	1,495	1,695
Cash end of year	$1,450	$1,600	$300	$1,545	$1,095	$1,495	$1,695

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,883)	$(1,564)	$(1,421)	$(1,251)	$(7,366)	$(1,865)	$5,735
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,408	2,009	1,592	1,444	3,515	1,273	261
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	(8,950)
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(422)	(226)	(137)	(182)	-	-	-
Prepaid Storage	1	-	-	1	-	2	1
Insurance Payable	(104)	(56)	(34)	(11)	3,851	543	(52)
Income Taxes Payable	-	-	-	-	-	-	3,005
Due to the Manager or its Affiliates			28	-	-	65
Accounts Payable	-	(13)	-	-	-	-	3,550
Net cash (used in) / provided by operating activities	-	150	28	-	-	18	3,550

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	-	-	(28)	-	-	(65)	-
Proceeds from Sale of Asset	-	-	-	-	-	-	36,450
Cash provided by / (used in) investing activities	-	-	(28)	-	-	(65)	36,450

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-	-
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	3,550
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	(38,595)
Cash provided by / (used in) financing activities	-	-	-	-	-	-	(35,045)

Net change in cash	-	150	-	-	-	(47)	4,955
Cash beginning of year	1,250	1,100	1,200	1,750	5,300	1,050	1,600
Cash end of year	$1,250	$1,250	$1,200	$1,750	$5,300	$1,003	$6,555

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,187)	$(1,395)	$(1,749)	$(2,052)	$(1,098)	$(1,385)	$(1,041)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,743	1,111	1,036	1,014	993	992	1,406
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(556)	-	-	-	-	-	(365)
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	-	285	713	1,039	105	393	-
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(72,500)	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)	(22,100)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(72,500)	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)	(22,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	73,688	21,050	51,250	75,050	21,050	76,050	24,050
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	63	-	-	-	-	-	-
Distribution to RSE Archive	-	(47)	(47)	(47)	(47)	(47)	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	73,750	21,003	51,203	75,003	21,003	76,003	24,050

Net change in cash	1,250	1,003	1,203	1,003	1,003	1,003	1,950
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$1,250	$1,003	$1,203	$1,003	$1,003	$1,003	$1,950

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,026)	$(1,094)	$(1,018)	$35,154	$(1,021)	$(1,085)	$(1,086)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,308	968	1,275	574	1,125	1,269	1,316
(Gain) / Loss on sale of Asset	-	-	-	(44,935)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(282)	-	(257)	-	(104)	(184)	(230)
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	-	126	-	-	-	-	-
Income Taxes Payable	-	-	-	9,408	-	-	-
Due to the Manager or its Affiliates					45	-
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	201	45	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(17,200)	(9,000)	(15,600)	(120,065)	(13,545)	(24,000)	(30,000)
Proceeds from Sale of Asset	-	-	-	165,000	-	-	-
Cash provided by / (used in) investing activities	(17,200)	(9,000)	(15,600)	44,935	(13,545)	(24,000)	(30,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	17,797	9,400	17,500	121,600	14,150	24,745	31,050
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	650	-	-	-	55	-
Distribution to RSE Archive	(197)	-	(197)	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	(157,328)	-	-	-
Cash provided by / (used in) financing activities	17,600	10,050	17,303	(35,728)	14,150	24,800	31,050

Net change in cash	400	1,050	1,703	9,408	650	800	1,050
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$1,050	$1,703	$9,408	$650	$800	$1,050

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(4,447)	$(797)	$32,927	$(1,044)	$(1,022)	$(2,628)	$(908)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	799	1,004	113	728	728	774	690
(Gain) / Loss on sale of Asset	-	-	(41,948)	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	(207)	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	3,648	-	144	316	294	1,854	218
Income Taxes Payable	-	-	8,816	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	6	6		6
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	6	-	52	6	6	-	6

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(250,006)	(12,600)	(38,052)	(87,006)	(27,006)	(130,000)	(20,006)
Proceeds from Sale of Asset	-	-	80,000	-	-	-	-
Cash provided by / (used in) investing activities	(250,006)	(12,600)	41,948	(87,006)	(27,006)	(130,000)	(20,006)

Cash flow from financing activities:
Proceeds from sale of membership interests	250,538	14,500	38,500	87,300	27,700	131,250	20,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	513	-	-	-	-	-	-
Distribution to RSE Archive	(47)	(150)	-	-	-	(47)	-
Distribution of Gain on sale of assets to Shareholders	-	-	(71,649)	-	-	-	-
Cash provided by / (used in) financing activities	251,003	14,350	(33,149)	87,300	27,700	131,203	20,600

Net change in cash	1,003	1,750	8,851	300	700	1,203	600
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$1,003	$1,750	$8,851	$300	$700	$1,203	$ 600

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,082)	$(779)	$(715)	$(819)	$(670)	$(894)	$(802)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	690	669	669	669	649	646	623
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	392	110	47	151	21	249	178
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	6				23	77	244
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	6	-	-	-	23	77	244

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)	(68,577)	(25,244)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)	(68,577)	(25,244)

Cash flow from financing activities:
Proceeds from sale of membership interests	36,600	28,200	11,850	37,600	7,300	69,100	25,700
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-	(66)	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	36,600	28,163	11,813	37,563	7,300	69,111	25,700

Net change in cash	600	563	213	463	300	534	700
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$600	$563	$213	$463	$300	$534	$700

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Cash Flows from Operating Activities:
Net (Loss) / Income	$(914)	$(619)	$(1,428)	$2,663	$(717)	$(580)	$(724)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	620	583	578	366	575	560	526
(Gain) / Loss on sale of Asset	-	-	-	(3,800)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	294	36	850	-	142	20	198
Income Taxes Payable	-	-	-	771	-	-	-
Due to the Manager or its Affiliates	30				925		83
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	30	-	-	-	925	-	83

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(25,030)	(16,350)	(118,000)	(9,200)	(64,925)	(10,000)	(32,083)
Proceeds from Sale of Asset	-	-	-	13,000	-	-	-
Cash provided by / (used in) investing activities	(25,030)	(16,350)	(118,000)	3,800	(64,925)	(10,000)	(32,083)

Cash flow from financing activities:
Proceeds from sale of membership interests	25,700	16,750	118,600	9,398	64,700	10,400	32,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(66)	(66)	(66)	(66)	(131)	(80)
Distribution of Gain on sale of assets to Shareholders	-	-	-	(12,300)	-	-	-
Cash provided by / (used in) financing activities	25,634	16,684	118,534	(2,967)	64,634	10,269	32,520

Net change in cash	634	334	534	833	634	269	520
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$634	$334	$534	$833	$634	$269	$520

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,021)	$(643)	$(614)	$(686)	$(506)	$(840)	$(701)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	526	509	509	503	486	486	452
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	495	135	106	183	20	354	249
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates			23	-
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	23	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(80,000)	(59,000)	(35,523)	(29,500)	(6,600)	(105,100)	(44,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(80,000)	(59,000)	(35,523)	(29,500)	(6,600)	(105,100)	(44,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	80,600	60,130	35,666	30,100	6,900	105,705	44,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(80)	(730)	(66)	(80)	(80)	(205)	(140)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	80,520	59,400	35,600	30,020	6,820	105,500	44,460

Net change in cash	520	400	100	520	220	400	460
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$520	$400	$100	$520	$220	$400	$460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(606)	$(656)	$(585)	$(653)	$(877)	$(716)	$(1,162)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	452	452	439	432	423	399	354
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	155	204	146	221	454	317	808
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(25,000)	(33,000)	(27,750)	(39,000)	(48,000)	(100,063)	(140,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(25,000)	(33,000)	(27,750)	(39,000)	(48,000)	(100,063)	(140,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	25,600	33,600	27,220	39,600	48,150	100,600	140,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	1,130	-	-	-	-
Distribution to RSE Archive	(80)	(80)	-	(140)	-	(66)	(140)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	25,520	33,520	28,350	39,460	48,150	100,534	140,460

Net change in cash	520	520	600	460	150	471	460
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$520	$520	$600	$460	$150	$471	$460
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	$50,000	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(526)	$(374)	$(551)	$(643)	$(696)	$(467)	$(375)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	355	355	353	353	353	353	333
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	171	19	28	120	173	113	42
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	(170)	(170)	(170)	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(120,000)	(9,500)	(7,442)	(31,944)	(45,980)	(20,000)	(8,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(120,000)	(9,500)	(7,442)	(31,944)	(45,980)	(20,000)	(8,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	120,600	9,900	8,042	32,544	46,580	20,600	7,420
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	1,182
Distribution to RSE Archive	(140)	(80)	-	-	-	(140)	(202)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	120,460	9,820	8,042	32,544	46,580	20,460	8,400

Net change in cash	460	320	430	430	430	460	400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$460	$320	$430	$430	$430	$460	$400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,397)	$(846)	$(694)	$(469)	$(1,297)	$(319)	$(488)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	445	412	302	300	277	277	244
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	952	434	392	169	1,020	42	245
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(115,000)	(50,253)	(185,100)	(37,000)	(225,000)	(8,000)	(189,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(115,000)	(50,253)	(185,100)	(37,000)	(225,000)	(8,000)	(189,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	115,700	50,853	185,700	37,600	221,063	7,420	189,602
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	4,540	1,182	-
Distribution to RSE Archive	(140)	(80)	(80)	-	(202)	(202)	(202)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	115,560	50,774	185,620	37,600	225,400	8,400	189,400

Net change in cash	560	520	520	600	400	400	400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$560	$520	$520	$600	$400	$400	$400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Cash Flows from Operating Activities:
Net (Loss) / Income	$(303)	$(390)	$(337)	$(211)	$(215)	$(940)	$(237)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	230	234	193	195	194	192	191
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	73	156	144	16	21	748	47
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(21,000)	(35,000)	(38,236)	(9,300)	(18,000)	(132,000)	(23,500)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(21,000)	(35,000)	(38,236)	(9,300)	(18,000)	(132,000)	(23,500)

Cash flow from financing activities:
Proceeds from sale of membership interests	21,629	35,832	38,836	9,900	18,602	132,600	23,900
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(432)	(170)	(80)	(202)	(140)	(80)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	21,400	35,400	38,666	9,820	18,400	132,460	23,820

Net change in cash	400	400	430	520	400	460	320
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$400	$430	$520	$400	$460	$320

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(460)	$(342)	$(427)	$(217)	$(189)	$(177)	$27,446
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	175	151	150	151	143	127	195
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	(35,000)
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	285	191	277	67	45	50	-
Income Taxes Payable	-	-	-	-	-	-	7,359
Due to the Manager or its Affiliates			28		-	4,000
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	28	-	-	4,000	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(60,000)	(120,000)	(61,528)	(28,600)	(17,704)	(21,877)	(25,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	60,000
Cash provided by / (used in) investing activities	(60,000)	(120,000)	(61,528)	(28,600)	(17,704)	(21,877)	35,000

Cash flow from financing activities:
Proceeds from sale of membership interests	60,602	120,600	62,100	29,200	18,254	22,621	25,629
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	53,036
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(140)	-	(66)	(229)	(344)	(229)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	(53,036)
Cash provided by / (used in) financing activities	60,400	120,460	62,100	29,134	18,025	22,277	25,400

Net change in cash	400	460	600	534	321	4,400	60,400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$460	$600	$534	$321	$4,400	$60,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Cash Flows from Operating Activities:
Net (Loss) / Income	$(154)	$(1,092)	$(182)	$(179)	$(338)	$(133)	$(109)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	127	122	103	104	81	81	81
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	26	971	79	76	257	52	28
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(8,800)	(254,457)	(35,184)	(26,000)	(190,000)	(23,261)	(23,100)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(8,800)	(254,457)	(35,184)	(26,000)	(190,000)	(23,261)	(23,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	8,966	254,987	35,752	26,859	190,602	23,829	23,702
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(229)	(229)	(459)	(202)	(229)	(202)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	8,900	254,757	35,523	26,400	190,400	23,600	23,500

Net change in cash	100	300	339	400	400	339	400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$100	$300	$339	$400	$400	$339	$400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Cash Flows from Operating Activities:
Net (Loss) / Income	$(212)	$(648)	$(120)	$(394)	$(239)	$(95)	$(125)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	81	81	58	58	58	58	58
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	132	567	62	336	180	37	67
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(44,000)	(240,000)	(22,874)	(150,000)	(90,227)	(31,100)	(29,737)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(44,000)	(240,000)	(22,874)	(150,000)	(90,227)	(31,100)	(29,737)

Cash flow from financing activities:
Proceeds from sale of membership interests	44,629	240,600	23,442	150,600	90,728	31,702	30,305
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	-	(242)	(180)	(180)	(202)	(229)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	44,400	240,600	23,200	150,420	90,548	31,500	30,076

Net change in cash	400	600	326	420	320	400	339
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$600	$326	$420	$320	$400	$339

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$(318)	$(94)	$(49)	$(239)	$(102)	$(65)	$27,140	$(19,718)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	58	58	32	32	32	32	82	122,698
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	(34,500)	(169,133)
Impairment loss on memorabilia	-	-	-	-	-	-	-	4,400
Prepaid Insurance	-	-	-	-	-	-	-	(6,566)
Prepaid Storage	-	-	-	-	-	-	-	1,881
Insurance Payable	260	36	17	207	70	32	-	38,928
Income Taxes Payable	-	-	-	-	-	-	7,278	36,637
Due to the Manager or its Affiliates								5,600
Accounts Payable	-	-	-	-	-	-	-	5,689
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-	20,416

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-	(17,750)
Investment in memorabilia	(150,000)	(15,720)	(10,600)	(146,400)	(24,000)	(22,800)	(54,000)	(13,456,919)
Proceeds from Sale of Asset	-	-	-	-	-	-	88,500	442,950
Cash provided by / (used in) investing activities	(150,000)	(15,720)	(10,600)	(146,400)	(24,000)	(22,800)	34,500	(13,031,719)

Cash flow from financing activities:
Proceeds from sale of membership interests	150,600	16,464	11,200	147,447	24,629	23,847	55,047	5,752,248
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-	7,838,548
Capital contribution from the Manager	-	-	-	-	-	-	-	3,550
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-	9,314
Distribution to RSE Archive	(180)	(344)	(140)	(242)	(229)	(242)	(242)	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	(82,027)	(414,935)
Cash provided by / (used in) financing activities	150,420	16,120	11,060	147,205	24,400	23,605	(27,222)	13,188,725

Net change in cash	420	400	460	805	400	805	7,278	177,422
Cash beginning of year	-	-	-	-	-	-	-	24,459
Cash end of year	$420	$400	$460	$805	$400	$805	$7,278	$201,881
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-	-	$50,000
Forgiveness of amounts due to manager and Contributed to the Company/Series								$4,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Cash Flows from Operating Activities:
Net (Loss)	$(607)	$(301)	$(225)	$(233)	$(196)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	220	203	180	154	131
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	(2)	-	-	(1)
Due to the Manager for Insurance	237	100	32	66	66
Accounts Payable	-	-	13	13	-
Net cash used in operating activities	(150)	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Investment in memorabilia	(125,000)	(47,250)	(16,800)	(35,000)	(70,100)
Net cash used in investing activities	(125,000)	(47,250)	(16,800)	(35,000)	(70,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	126,600	48,850	17,100	36,600	70,740
Due to the manager and other affiliates	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Net cash used in financing activities	126,600	48,850	17,100	36,545	71,195

Net change in cash	1,450	1,600	300	1,545	1,095
Cash beginning of period	-	-	-	-	-
Cash end of period	1,450	1,600	300	1,545	1,095
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	$5,250	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Cash Flows from Operating Activities:
Net (Loss)	$(142)	$(140)	$(215)	$(329)	$(105)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	131	131	112	110	71
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	(1)	(1)	(1)	-	-
Due to the Manager for Insurance	12	10	104	56	34
Accounts Payable	-	-	-	13	-
Net cash used in operating activities	-	-	-	(150)	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Investment in memorabilia	(12,100)	(10,100)	(55,500)	(29,500)	(17,900)
Net cash used in investing activities	(12,100)	(10,100)	(55,500)	(29,500)	(17,900)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,800	12,000	56,750	30,750	19,250
Due to the manager and other affiliates	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Net cash used in financing activities	13,595	11,795	56,750	30,750	19,100

Net change in cash	1,495	1,695	1,250	1,100	1,200
Cash beginning of period	-	-	-	-	-
Cash end of period	1,495	1,695	1,250	1,100	1,200
Supplemental Cash Flow Information:
Membership Interest issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Cash Flows from Operating Activities:
Net (Loss)	$(73)	$(965)	$(86)	$(55)	$(8,041)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	63	16	5	4	7,644
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	(1)	-	(2)	(1)	(1,881)
Due to the Manager for Insurance	11	949	83	52	2,607
Accounts Payable	-	-	-	-	130
Net cash used in operating activities	-	-	-	-	459

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	(282,250)
Investment in memorabilia	(11,100)	(225,000)	(44,000)	(27,500)	(1,021,650)
Net cash used in investing activities	(11,100)	(225,000)	(44,000)	(27,500)	(1,303,900)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,000	230,300	45,040	29,100	749,880
Due to the manager and other affiliates	-	-	-	-	577,500
Contribution related to Offering Closings and Asset Sales	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Net cash used in financing activities	12,850	230,300	45,050	29,100	1,327,900

Net change in cash	1,750	5,300	1,050	1,600	24,459
Cash beginning of period	-	-	-	-	-
Cash end of period	1,750	5,300	1,050	1,600	24,459
Supplemental Cash Flow Information:
Membership Interest issued to Asset Seller as consideration	-	$275,028	-	-	$280,278

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Archive, LLC (the “Company,” “RSE Archive,” “we,” “us,” or “our”) is a Delaware series limited liability company formed on January 3, 2019.  The Company’s core business is the identification and acquisition of collectible memorabilia (“Memorabilia Assets” or the “Asset Class”) and the management and marketing of a collection of Memorabilia Assets, as selected and acquired by the Company for the benefit of investors. RSE Archive Manager, LLC, a single member Delaware limited liability company formed on March 27, 2019 and owned by RSE Markets, Inc., is the manager of the Company (the “Manager”). RSE Markets, Inc. is a Delaware corporation formed on April 28, 2016 and serves as the asset manager for the collection of Memorabilia Assets owned by the Company and each series (the “Asset Manager”). The Company issues membership interests (the “Interests”) in a number of separate individual series (each, a “Series”) of the Company (each, an “Offering”). There will be a separate closing with respect to each Offering (each, a “Closing”). Each Series will own a unique Memorabilia Asset (an “Underlying Asset”) and the assets and liabilities of each Series will be separate in accordance with Delaware law. A purchaser of Interests (an “Investor”) in any Series acquires a proportional share of assets, liabilities, profits, and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series is a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B(5))) as well as certain liabilities related to expenses pre-paid by the Asset Manager. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset are referred to as “Asset Sellers.” “Current Period” refers to the time period between January 1, 2020 and December 31, 2020. “Prior Period” refers to the time period between January 3, 2019 (inception) and December 31, 2019. The Manager has assembled a network of advisors with experience in the Asset Class (an “Advisory Board”) to assist the Manager in identifying, acquiring and managing Underlying Assets, as well as other aspects of the Platform.

The Asset Manager is a technology and marketing company that operates the Rally Rd. platform (the “Platform") and manages the Company, through the Manager, and the assets owned by the Company in its roles as the Asset Manager of each Series. The Asset Manager is the owner of the Manager.

All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company.

OPERATING AGREEMENT

General:

In accordance with the operating agreement each Investor in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the Closing of an Offering, each Series is responsible for its own Operating Expenses (as described in Note B(5)). Prior to the Closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-Closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (the “Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new Investors, and may include the Manager or its affiliates or the Asset Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Fees:

Sourcing Fee: The Manager expects to receive a fee, as determined by the Manager, at the Closing of each successful Offering for its services of sourcing the Underlying Assets (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

Brokerage Fee:  For all Series qualified up to the date of this filing the broker of record (the “BOR”) received a fee (the “Brokerage Fee”) of 1.0% of the cash from Offering for facilitating the sale of securities.

Custody Fee: In respect to current Offerings, the custodian of Interests (the “Custodian”), holding custody of the securities upon issuance, will receive a fee of 0.75% on Interests sold in an Offering (the “Custody Fee”).

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of Free Cash Flow (as described in Note F) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a Management Fee (as described in Note F).

In the case that Free Cash Flow (as described in Note F)is available and such distributions are made, at the sole discretion of the Manager, the Investors will receive no less than 50% of Free Cash Flow and the Manager will receive up to 50% of Free Cash Flow in the form of a Management Fee (as described in Note F) for management of the applicable Underlying Asset. The Management Fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Other:

The Manager is responsible for covering its own expenses.

LIQUIDITY AND CAPITAL RESOURCES

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits in the Current Period or Prior Period, except for certain Underlying Assets that were sold during the Current Period and Prior Period for gains (see Asset Disposition section in Note (A)).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Accumulated Deficits. Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of the Current Period and at the end of the Prior Period.

Period	Income / (Loss)	Net Working Capital	Accumulated Deficit
2019	($8,041)	($553,897)	($8,041)
2020	($19,718)	($8,292,792)	($162,102)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due, including the obligations of each listed Series.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. Each Series will continue to incur Operating Expenses (as described in Note B(5)) including, but not limited to storage, insurance, transportation and maintenance expenses, on an ongoing basis.

At the end of the Current Period and end of the Prior Period, the Company and the Series for which Closings had occurred, had the following cash balances:

Cash Balance
Applicable Series	12/31/2020	12/31/2019
#52MANTLE	$1,450	$1,450
#71MAYS	1,600	1,600
#RLEXPEPSI	300	300
#10COBB	1,545	1,545
#POTTER	1,095	1,095
#TWOCITIES	1,495	1,495
#FROST	1,695	1,695
#BIRKINBLU	1,250	1,250
#SMURF	1,250	1,100
#70RLEX	1,200	1,200
#EINSTEIN	1,750	1,750
#HONUS	5,300	5,300
#75ALI	1,003	1,050
#71ALI	6,555	1,600
#APROAK	1,250	-
#88JORDAN	1,003	-
#BIRKINBOR	1,203	-
#33RUTH	1,003	-
#SPIDER1	1,003	-
#BATMAN3	1,003	-
#ULYSSES	1,950	-
#ROOSEVELT	400	-
#56MANTLE	1,050	-
#AGHOWL	1,703	-
#98JORDAN	9,408	-
#18ZION	650	-
#SNOOPY	800	-
#APOLLO11	1,050	-
#24RUTHBAT	1,003	-
#YOKO	1,750	-
#86JORDAN	8,851	-
#HULK1	300	-
#RUTHBALL1	700	-
#HIMALAYA	1,203	-
#38DIMAGGIO	600	-
#55CLEMENTE	600	-
#LOTR	563	-
#CATCHER	213	-
#BOND1	463	-
#SUPER21	300	-
#BATMAN1	534	-
#BIRKINTAN	700	-
#GMTBLACK1	634	-
#61JFK	334	-
#POKEMON1	534	-
#50JACKIE	833	-
#LINCOLN	634	-
#STARWARS1	269	-
#68MAYS	520	-
#56TEDWILL	520	-
#TMNT1	400	-
#CAPTAIN3	100	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)
Cash Balance (continued)
Applicable Series	12/31/2020	12/31/2019
#51MANTLE	520	-
#CHURCHILL	220	-
#SHKSPR4	400	-
#03KOBE	460	-
#03LEBRON	520	-
#03JORDAN	520	-
#39TEDWILL	600	-
#94JETER	460	-
#2020TOPPS	150	-
#FANFOUR1	471	-
#85MARIO	460	-
#TOS39	460	-
#DAREDEV1	320	-
#05LATOUR	430	-
#16SCREAG	430	-
#14DRC	430	-
#86RICE	460	-
#57MANTLE	400	-
#FAUBOURG	560	-
#SOBLACK	520	-
#GATSBY	520	-
#93DAYTONA	600	-
#09TROUT	400	-
#57STARR	400	-
#AF15	400	-
#03KOBE2	400	-
#JOBSMAC	400	-
#16PETRUS	430	-
#ALICE	520	-
#SPIDER10	400	-
#62MANTLE	460	-
#BATMAN6	320	-
#CLEMENTE2	400	-
#SUPER14	460	-
#79STELLA	600	-
#TKAM	534	-
#DIMAGGIO2	321	-
#13BEAUX	4,400	-
#88MARIO	60,400	-
#ANMLFARM	100	-
#NASA1	300	-
#00BRADY	339	-
#85NES	400	-
#JUSTICE1	400	-
#69KAREEM	339	-
#59JFK	400	-
#04LEBRON	400	-
#85JORDAN	600	-
#GOLDENEYE	326	-
#MOONSHOE	420	-
#03LEBRON2	320	-
#GRAPES	400	-
#34GEHRIG	339	-
#98KANGA	420	-
#06BRM	400	-
#DUNE	460	-
#86FLEER	805	-
#WILDGUN	400	-
#58PELE2	805	-
#18LAMAR	7,278	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)
Cash Balance (continued)
Applicable Series	12/31/2020	12/31/2019
Total Series Cash Balance	$170,336	$22,430
RSE Archive	31,545	2,029
Total Cash Balance	$201,881	$24,459

The cash on the books of the Company is reserved for funding future pre-Closing Operating Expenses (as described in Note B(5)) or Acquisition Expenses (as described in Note B(6)) as the case may be. The cash on the books of each Series is reserved for funding of post-Closing Operating Expenses. During the Current Period, the Manager has paid for certain but not all Operating Expenses related to Series that have closed Offerings and has elected not to be reimbursed. These payments made by the Manager are accounted for as capital contributions and are further described in Note B(5).

From inception, the Company and the Series have financed their business activities through capital contributions from the Manager or its affiliates to the individual Series. Until such time as the Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B(5)) for individual Series, as has been the case for the majority of the Series for which Closings have occurred, listed in the table above, at the sole discretion of the Manager. If the Manager does not continue to fund future Operating Expenses of the Company and the Series, the Company’s ability to continue future operations may be limited. There is no assurance that financing from the Manager will remain available or that the Manager will provide the Company or any Series with sufficient capital to meet its objectives.

INITIAL OFFERINGS

All Series, for which a closing had occurred as of the date of the financial statements, had commenced operations, were capitalized and had assets. Additionally, various Series have liabilities. The table outlined in Note B(7) outlines all Offerings for which a Closing has occurred during the Current Period and Prior Period.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

During the Current Period and Prior Period, the Company received purchase offers for the Underlying Assets listed in the table below. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s Advisory Board has evaluated the offers and has determined that it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset, that is on the books of the Company, but no Offering has occurred. Therefore, the Underlying Asset has not but not yet been transferred to the applicable Series. In these instances, the anticipated Offering for the Series related to such Underlying Asset is cancelled and no securities are sold.

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Initial Purchase Price	Gain on Sale	Balance Sheet at time of Sale	Corporate Level Taxes on Gain on Sale	Sales Tax Remittance to the State of New York	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interests
#71ALI	1971 “Fight of the Century” Contract	02/07/2020	$36,450	$27,500	$8,950	$1,600 Cash	$3,005 (Net of $55 Net Loss Carryforward)	$3,550	$31,000 / $15.50	$38,595/ $19.29
#98JORDAN	1998 Michael Jordan Jersey	05/11/2020	$165,000	$120,000	$44,935 (Net of $65 in Capitalized Acquisition Expenses)	$1,600 Cash	$9,408		$128,000 / $64.00	$157,328 / $78.65
#86JORDAN	1986 Fleer #57 Michael Jordan Card	06/01/2020	$80,000	$38,000	$41,948 (Net of $52 of Capitalized Acquisition Expenses)	$500 Cash $144 Insurance Payable	$8,816		$40,000 / $40.00	$71,649 / $71.64
#50JACKIE	1950 Bowman #22 Jackie Robinson Card	10/07/2020	$13,000	$9,200	$3,800	$133 Cash	$771		$10,000 / $1.00	$12,300 / $1.23
#88MARIO	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	12/29/2020	$60,000	$25,000	$35,000	$400 Cash	$7,359		$30,000 / $15.00	$53,036 / $26.51
#18LAMAR	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	12/29/2020	$88,500	$54,000	$34,500	$805 Cash	$7,278		$62,000 / $8.00	$82,027 / $10.58

Upon disposition, the Series will be dissolved upon payment of their current corporate tax liabilities and any sales tax remittance.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

All Offerings that had closed as of the date of the financial statements were issued under Tier 2 of Regulation A+ and qualified under the Company’s Offering Circular (as amended). Separate financial statements are presented for each such Series.

2.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

3.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

4.Offering Expenses:

Offering expenses (the “Offering Expenses”) related to the Offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed Offering and will generally be charged to members' equity upon the completion of the proposed Offering. Expenses that are incurred prior to the Closing of an Offering for such Series, that are funded by the Manager and will generally be reimbursed through the proceeds of the Offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for all Series that have had a Closing as of the date of the financial statements and potentially other future Offerings.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

5.Operating Expenses:

Operating Expenses (as described below) related to a particular Underlying Asset include storage, insurance, transportation (other than the initial transportation from the Underlying Asset’s location to the Manager’s storage facility prior to the Offering, which is treated as an Acquisition Expense (as described in Note B(6)), maintenance, professional fees such as annual audit and legal expenses and other Underlying Asset specific expenses as detailed in the Manager’s allocation policy, together the Operating Expenses.  We distinguish between pre-Closing and post-Closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future Offering, expenses of this nature that are incurred prior to the Closing of an Offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and are summarized in the table below:

Period	Pre-Closing Operating Expense Capital Contributions	Post-Closing Operating Expense Capital Contributions
2019	$6,117	$1,527
2020	$53,717	$76,931

During the Current Period and Prior Period, the Company incurred pre-Closing Operating Expenses and the following Series had closed Offerings and incurred post-Closing Operating Expenses per the table as follows:

Operating Expenses
Applicable Series	2020	2019
#52MANTLE	$2,742	$607
#71MAYS	1,857	301
#RLEXPEPSI	1,408	225
#10COBB	1,632	233
#POTTER	1,481	196
#TWOCITIES	1,255	142
#FROST	1,246	140
#BIRKINBLU	1,883	215
#SMURF	1,564	329
#70RLEX	1,421	105
#EINSTEIN	1,251	73
#HONUS	7,366	965
#75ALI	1,865	87
#71ALI	209	55
#APROAK	2,187	-
#88JORDAN	1,395	-
#BIRKINBOR	1,749	-
#33RUTH	2,052	-
#SPIDER1	1,098	-
#BATMAN3	1,385	-
#ULYSSES	1,041	-
#ROOSEVELT	1,026	-
#56MANTLE	1,094	-
#AGHOWL	1,018	-
#98JORDAN	374	-
#18ZION	1,021	-
#SNOOPY	1,085	-
#APOLLO11	1,086	-
#24RUTHBAT	4,447	-
#YOKO	797	-
#86JORDAN	205	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Operating Expenses (continued)
Applicable Series	2020	2019
#HULK1	1,044	-
#RUTHBALL1	1,022	-
#HIMALAYA	2,628	-
#38DIMAGGIO	908	-
#55CLEMENTE	1,082	-
#LOTR	779	-
#CATCHER	715	-
#BOND1	819	-
#SUPER21	670	-
#BATMAN1	894	-
#BIRKINTAN	802	-
#GMTBLACK1	914	-
#61JFK	619	-
#POKEMON1	1,428	-
#50JACKIE	366	-
#LINCOLN	717	-
#STARWARS1	580	-
#68MAYS	724	-
#56TEDWILL	1,021	-
#TMNT1	643	-
#CAPTAIN3	614	-
#51MANTLE	686	-
#CHURCHILL	506	-
#SHKSPR4	840	-
#03KOBE	701	-
#03LEBRON	606	-
#03JORDAN	656	-
#39TEDWILL	585	-
#94JETER	653	-
#2020TOPPS	877	-
#FANFOUR1	716	-
#85MARIO	1,162	-
#TOS39	526	-
#DAREDEV1	374	-
#05LATOUR	551	-
#16SCREAG	643	-
#14DRC	696	-
#86RICE	467	-
#57MANTLE	375	-
#FAUBOURG	1,397	-
#SOBLACK	846	-
#GATSBY	694	-
#93DAYTONA	469	-
#09TROUT	1,297	-
#57STARR	319	-
#AF15	488	-
#03KOBE2	303	-
#JOBSMAC	390	-
#16PETRUS	337	-
#ALICE	211	-
#SPIDER10	215	-
#62MANTLE	940	-
#BATMAN6	237	-
#CLEMENTE2	460	-
#SUPER14	342	-
#79STELLA	427	-
#TKAM	217	-
#DIMAGGIO2	189	-
#13BEAUX	177	-
#88MARIO	195	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Operating Expenses (continued)
Applicable Series	2020	2019
#ANMLFARM	154	-
#NASA1	1,092	-
#00BRADY	182	-
#85NES	179	-
#JUSTICE1	338	-
#69KAREEM	133	-
#59JFK	109	-
#04LEBRON	212	-
#85JORDAN	648	-
#GOLDENEYE	120	-
#MOONSHOE	394	-
#03LEBRON2	239	-
#GRAPES	95	-
#34GEHRIG	125	-
#98KANGA	318	-
#06BRM	94	-
#DUNE	49	-
#86FLEER	239	-
#WILDGUN	102	-
#58PELE2	65	-
#18LAMAR	82	-
RSE Archive	51,349	4,333
Total Operating Expenses	$147,314	$8,005

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

6.Capital Assets:

Underlying Assets are recorded at cost. The cost of the Underlying Assets includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and “Acquisition Expenses”, which include transportation of the Underlying Asset to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats Underlying Assets as collectible and therefore the Company will not depreciate or amortize the Underlying Assets going forward. The Underlying Assets are considered long-lived assets and will be subject to an annual test for impairment. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. The following Series recorded an impairment charge in the Current and Prior Periods:

	Series	Impairment loss on memorabilia
2019	-	-
2020	#AMZFNT15	$4,400

The Underlying Assets are initially purchased by the Company, either prior to launching an Offering or through the exercising of a purchase option simultaneous with the Closing of an Offering for a particular Series. At Closing of an Offering for a Series of Interests the Underlying Assets, including capitalized Acquisition Expenses, are then transferred to the Series. Underlying Assets are transferred at cost and the Company receives cash from the Series from the proceeds of the Offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses related to a particular Series, that are incurred prior to the Closing of an Offering, are initially funded by the Manager but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering document. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses are capitalized into the cost of the Underlying Asset as per the table below. Should a proposed Offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular Offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Archive” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the Offering.

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties have acquired numerous Underlying Assets since inception on January 3, 2019. The following table presents all costs capitalized on the acquisition of Underlying Assets during the Current Period and Prior Period. Please note the following table excludes purchase price and capitalized acquisitions costs related to Underlying Assets sold:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
		Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Total
#52MANTLE	(1)	$125,000	$-	$125,000
#71MAYS	(1)	52,500	-	52,500
#RLEXPEPSI	(1)	16,800	-	16,800
#10COBB	(1)	35,000	-	35,000
#POTTER	(1)	65,000	5,100	70,100
#TWOCITIES	(1)	12,000	100	12,100
#FROST	(1)	10,000	100	10,100
#BIRKINBLU	(1)	55,500	-	55,500
#SMURF	(1)	29,500	-	29,500
#70RLEX	(1)	17,900	28	17,928
#EINSTEIN	(1)	11,000	100	11,100
#HONUS	(1)	500,028	-	500,028
#75ALI	(1)	44,000	65	44,065
#APROAK	(1)	72,500	-	72,500
#88JORDAN	(1)	20,000	-	20,000
#BIRKINBOR	(1)	50,000	-	50,000
#33RUTH	(1)	74,000	-	74,000
#SPIDER1	(1)	20,000	-	20,000
#BATMAN3	(1)	75,000	-	75,000
#ULYSSES	(1)	22,000	100	22,100
#ROOSEVELT	(1)	17,000	200	17,200
#56MANTLE	(1)	9,000	-	9,000
#AGHOWL	(1)	15,500	100	15,600
#18ZION	(1)	13,500	45	13,545
#SNOOPY	(1)	24,000	-	24,000
#APOLLO11	(1)	30,000	-	30,000
#24RUTHBAT	(1)	250,000	6	250,006
#YOKO	(1)	12,500	100	12,600
#HULK1	(1)	87,000	6	87,006
#RUTHBALL1	(1)	27,000	6	27,006
#HIMALAYA	(1)	130,000	-	130,000
#38DIMAGGIO	(1)	20,000	6	20,006
#55CLEMENTE	(1)	36,000	6	36,006
#LOTR	(1)	27,500	100	27,600
#CATCHER	(1)	11,500	100	11,600
#BOND1	(1)	37,000	100	37,100
#SUPER21	(1)	7,000	23	7,023
#BATMAN1	(1)	68,500	77	68,577
#BIRKINTAN	(1)	25,000	244	25,244
#GMTBLACK1	(1)	25,000	30	25,030
#61JFK	(1)	16,250	100	16,350
#POKEMON1	(1)	118,000	-	118,000
#LINCOLN	(1)	64,000	925	64,925
#STARWARS1	(1)	10,000	-	10,000
#68MAYS	(1)	32,000	83	32,083
#56TEDWILL	(1)	80,000	-	80,000
#TMNT1	(1)	59,000	-	59,000
#CAPTAIN3	(1)	35,500	23	35,523
#51MANTLE	(1)	29,500	-	29,500
#CHURCHILL	(1)	6,500	100	6,600
#SHKSPR4	(1)	105,000	100	105,100
#03KOBE	(1)	44,000	-	44,000
#03LEBRON	(1)	25,000	-	25,000
#03JORDAN	(1)	33,000	-	33,000
#39TEDWILL	(1)	27,750	-	27,750
#94JETER	(1)	39,000	-	39,000

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Capitalized Costs (continued)
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Total
#2020TOPPS	(1)	98,000	-	98,000
#FANFOUR1	(1)	100,000	63	100,063
#85MARIO	(1)	140,000	-	140,000
#TOS39	(1)	120,000	-	120,000
#DAREDEV1	(1)	9,500	-	9,500
#05LATOUR	(1)	7,442	-	7,442
#16SCREAG	(1)	31,944	-	31,944
#14DRC	(1)	45,980	-	45,980
#86RICE	(1)	20,000	-	20,000
#57MANTLE	(1)	8,000	-	8,000
#FAUBOURG	(1)	115,000	-	115,000
#SOBLACK	(1)	50,000	253	50,253
#GATSBY	(1)	185,000	100	185,100
#93DAYTONA	(1)	37,000	-	37,000
#09TROUT	(1)	225,000	-	225,000
#57STARR	(1)	8,000	-	8,000
#AF15	(1)	189,000	-	189,000
#03KOBE2	(1)	21,000	-	21,000
#JOBSMAC	(1)	35,000	-	35,000
#16PETRUS	(1)	38,236	-	38,236
#ALICE	(1)	9,200	100	9,300
#SPIDER10	(1)	18,000	-	18,000
#62MANTLE	(1)	132,000	-	132,000
#BATMAN6	(1)	23,500	-	23,500
#CLEMENTE2	(1)	60,000	-	60,000
#SUPER14	(1)	120,000	-	120,000
#79STELLA	(1)	61,500	28	61,528
#TKAM	(1)	28,500	100	28,600
#DIMAGGIO2	(1)	17,625	79	17,704
#13BEAUX	(1)	21,877	-	21,877
#ANMLFARM	(1)	8,700	100	8,800
#NASA1	(1)	250,000	4,457	254,457
#00BRADY	(1)	35,123	61	35,184
#85NES	(1)	26,000	-	26,000
#JUSTICE1	(1)	190,000	-	190,000
#69KAREEM	(1)	23,200	61	23,261
#59JFK	(1)	23,000	100	23,100
#04LEBRON	(1)	44,000	-	44,000
#85JORDAN	(1)	240,000	-	240,000
#GOLDENEYE	(1)	22,800	74	22,874
#MOONSHOE	(1)	150,000	-	150,000
#03LEBRON2	(1)	90,100	127	90,227
#GRAPES	(1)	31,000	100	31,100
#34GEHRIG	(1)	29,676	61	29,737
#98KANGA	(1)	150,000	-	150,000
#06BRM	(1)	15,720	-	15,720
#DUNE	(1)	10,500	100	10,600
#86FLEER	(1)	146,400	-	146,400
#WILDGUN	(1)	24,000	-	24,000
#58PELE2	(1)	22,800	-	22,800
#AVENGE57	(2)	17,000	-	17,000
#99TMB2	(2)	50,300	80	50,380
#AVENGERS1	(2)	250,000	-	250,000
#03TACHE	(2)	70,192	-	70,192
#13GIANNIS	(2)	19,600	127	19,727
#04MESSI	(2)	39,600	-	39,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Capitalized Costs (continued)
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Total
#PUNCHOUT	(2)	80,000	27	80,027
#BULLSRING	(2)	249,600	-	249,600
#70AARON	(2)	16,122	80	16,202
#96CHARZRD	(2)	57,877	169	58,046
#ICECLIMB	(2)	70,000	-	70,000
#01TIGER	(2)	15,600	82	15,682
#JUNGLEBOX	(2)	30,100	30	30,130
#51HOWE	(2)	39,600	-	39,600
#96JORDAN2	(2)	47,880	768	48,648
#09COBB	(2)	27,600	81	27,681
#59FLASH	(2)	58,000	33	58,033
#THOR	(2)	195,000	-	195,000
#FOSSILBOX	(2)	18,000	45	18,045
#PICNIC	(2)	48,000	-	48,000
#98GTA	(2)	13,200	45	13,245
#POKEBLUE	(2)	20,000	27	20,027
#DOMINOS	(2)	8,468	132	8,600
#58PELE	(2)	288,000	-	288,000
#09CURRY	(2)	22,800	306	23,106
#09BEAUX	(2)	29,475	-	29,475
#84JORDAN	(2)	312,500	5,486	317,986
#KEROUAC	(2)	85,000	100	85,100
#96JORDAN	(2)	42,000	-	42,000
#FEDERAL	(2)	120,000	100	120,100
#62BOND	(2)	76,455	462	76,917
#71TOPPS	(2)	60,000	551	60,551
#DEATON	(2)	250,000	-	250,000
#98ZELDA	(2)	20,000	-	20,000
#WOLVERINE	(2)	42,000	33	42,033
#03JORDAN2	(2)	36,000	306	36,306
#91JORDAN	(2)	67,200	306	67,506
#VANHALEN	(2)	54,000	306	54,306
#48JACKIE	(2)	340,000	-	340,000
#79GRETZKY	(2)	720,000	551	720,551
#14KOBE	(2)	69,300	585	69,885
#FAUBOURG2	(2)	150,000	-	150,000
#17DUJAC	(2)	23,232	-	23,232
#03LEBRON3	(2)	204,000	551	204,551
#APEOD	(2)	28,000	-	28,000
#AMZFNT15	(2)	26,100	6	26,106
#NEWTON	(2)	255,000	-	255,000
#14CARR	(2)	16,600	15	16,615
#XMEN1	(2)	215,000	-	215,000
#TORNEK	(2)	153,000	-	153,000
#37HEISMAN	(2)	410,000	-	410,000
#11BELAIR	(2)	18,995	-	18,995
#00MOUTON	(2)	23,449	-	23,449
#09RBLEROY	(2)	96,285	-	96,285
#00NEWMAN	(2)	12,800	398	13,198
#13MUSIGNY	(2)	222,720	-	222,720
#16KOBE	(2)	631,200	6,250	637,450
#1776	(2)	300,000	-	300,000
#59BOND	(2)	68,221	463	68,684
#MOSASAUR	(2)	17,813	-	17,813
#92JORDAN	(2)	36,000	-	36,000
#66ORR	(2)	85,200	306	85,506

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Capitalized Costs (continued)
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Total
#94JORDAN	(2)	73,200	306	73,506
#CONGRESS	(2)	45,000	-	45,000
#APPLE1	(2)	736,863	6,045	742,908
#BROSGRIMM	(2)	112,500	233	112,733
#OPEECHEE	(2)	252,000	551	252,551
#MARADONA	(2)	11,211	71.26	11,282
#ROCKETBOX	(2)	25,100	75	25,175
Total		$14,740,507	$40,124	$14,780,631

Underlying Assets owned at Dec 31, 2020 and previous period was as follow:
Underlying assets at December 31, 2019		$1,578,478	$5,700	$1,584,178
Underlying assets at December 31, 2020		$13,162,029	$34,424	$13,196,453
Grant Total		$14,740,507	$40,124	$14,780,631

(1)Offering for Series Interests closed at the end of the Current Period and Underlying Asset owned by applicable Series.

(2)At the end of  the Current Period owned by the Company and not by any Series. To be owned by the applicable Series as of the Closing of the applicable Offering.

7.Members’ Equity:

Members’ equity for the Company and any Series consists of Membership Contributions, Capital Contributions, Distributions and Retained Earnings/(Accumulated Deficit).

Membership Contributions are made to a Series from a successful Closing of an Offering and are calculated by taking the amount of membership Interests sold in an Offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular Offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the Offering are paid from the proceeds of the successfully closed Offering. These expenses will not be incurred by the Company, the applicable Series or the Manager, if an Offering does not close as of the end of the Current Period.

Capital Contributions are made by the Manager to cover Operating Expenses for which the Manager has elected not to be reimbursed. In addition, in the case of a Closing for which a deficiency of offering proceeds over the required cash outlays exists, the Manager will make an additional capital contribution to the Series to cover any such deficiencies, which is represented as a “Capital Contribution for loss at Offering close”.

Membership Contributions for each Offering that closed are as follow and excluding Series for which assets were sold:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Membership Contribution and Uses at Closing as of the end of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Distribution	Total
#52MANTLE	10/25/2019	$132,000	$1,320	$3,090	$990	$-	$126,600
#71MAYS	10/31/2019	57,000	570	1,830	500	-	54,100
#RLEXPEPSI	11/6/2019	17,800	178	22	500	-	17,100
#10COBB	11/14/2019	39,000	390	1,510	500	-	36,600
#POTTER	11/21/2019	72,000	720	-	540	-	70,740
#TWOCITIES	11/21/2019	14,500	145	55	500	-	13,800
#FROST	11/21/2019	13,500	135	865	500	-	12,000
#BIRKINBLU	11/27/2019	58,000	580	170	500	-	56,750
#SMURF	11/27/2019	34,500	345	2,905	500	-	30,750
#70RLEX	12/9/2019	20,000	200	50	500	-	19,250
#EINSTEIN	12/12/2019	14,500	145	855	500	-	13,000
#HONUS	12/26/2019	520,000	5,200	5,572	3,900	-	505,328
#75ALI	12/30/2019	46,000	460	-	500	-	45,040
#71ALI	12/30/2019	31,000	310	1,090	500	29,100	-
#APROAK	1/3/2020	75,000	750	-	563	-	73,688
#88JORDAN	1/29/2020	22,000	220	230	500	-	21,050
#BIRKINBOR	2/20/2020	52,500	525	225	500	-	51,250
#33RUTH	2/26/2020	77,000	770	603	578	-	75,050
#SPIDER1	3/4/2020	22,000	220	230	500	-	21,050
#BATMAN3	3/4/2020	78,000	780	585	585	-	76,050
#ULYSSES	3/10/2020	25,500	255	695	500	-	24,050
#ROOSEVELT	3/10/2020	19,500	195	1,008	500	-	17,797
#56MANTLE	3/11/2020	10,000	100	-	500	-	9,400
#AGHOWL	3/11/2020	19,000	190	810	500	-	17,500
#98JORDAN	3/22/2020	128,000	1,280	4,160	960	121,600	-
#18ZION	4/2/2020	15,000	150	200	500	-	14,150
#SNOOPY	4/7/2020	25,500	255	-	500	-	24,745
#APOLLO11	4/19/2020	32,000	320	130	500	-	31,050
#24RUTHBAT	5/3/2020	255,000	2,550	-	1,913	-	250,538
#YOKO	5/11/2020	16,000	160	840	500	-	14,500
#86JORDAN	5/13/2020	40,000	400	600	500	38,500	-
#HULK1	5/24/2020	89,000	890	143	668	-	87,300
#RUTHBALL1	5/24/2020	29,000	290	510	500	-	27,700
#HIMALAYA	5/27/2020	140,000	1,400	6,300	1,050	-	131,250
#38DIMAGGIO	6/4/2020	22,000	220	680	500	-	20,600
#55CLEMENTE	6/4/2020	38,000	380	520	500	-	36,600
#LOTR	6/11/2020	29,000	290	10	500	-	28,200
#CATCHER	6/11/2020	12,500	125	25	500	-	11,850
#BOND1	6/11/2020	39,000	390	510	500	-	37,600
#SUPER21	6/17/2020	8,500	85	615	500	-	7,300
#BATMAN1	6/18/2020	71,000	710	658	533	-	69,100

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Membership Contribution and Uses at Closing as of the end of the Current Period (continued)
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Distribution	Total
#BIRKINTAN	6/25/2020	28,000	280	1,520	500	-	25,700
#GMTBLACK1	6/25/2020	28,000	280	1,520	500	-	25,700
#61JFK	7/7/2020	23,000	230	5,520	500	-	16,750
#POKEMON1	7/8/2020	125,000	1,250	4,213	938	-	118,600
#50JACKIE	7/8/2020	10,000	100	2	500	9,398	-
#LINCOLN	7/9/2020	80,000	800	13,900	600	-	64,700
#STARWARS1	7/14/2020	12,000	120	980	500	-	10,400
#68MAYS	7/26/2020	39,000	390	5,510	500	-	32,600
#56TEDWILL	7/26/2020	90,000	900	7,825	675	-	80,600
#TMNT1	7/30/2020	65,000	650	3,720	500	-	60,130
#CAPTAIN3	7/30/2020	37,000	370	464	500	-	35,666
#51MANTLE	7/31/2020	34,000	340	3,060	500	-	30,100
#CHURCHILL	8/6/2020	7,500	75	25	500	-	6,900
#SHKSPR4	8/6/2020	115,000	1,150	7,282	863	-	105,705
#03KOBE	8/16/2020	50,000	500	4,400	500	-	44,600
#03LEBRON	8/16/2020	34,000	340	7,560	500	-	25,600
#03JORDAN	8/16/2020	41,000	410	6,490	500	-	33,600
#39TEDWILL	8/24/2020	28,000	280	-	500	-	27,220
#94JETER	8/24/2020	45,000	450	4,450	500	-	39,600
#2020TOPPS	8/25/2020	100,000	1,000	100	750	-	98,150
#FANFOUR1	9/2/2020	105,000	1,050	2,563	788	-	100,600
#85MARIO	9/15/2020	150,000	1,500	6,775	1,125	-	140,600
#TOS39	9/15/2020	135,000	1,350	12,038	1,013	-	120,600
#DAREDEV1	9/15/2020	11,500	115	985	500	-	9,900
#05LATOUR	9/15/2020	9,800	98	1,161	500	-	8,042
#16SCREAG	9/15/2020	39,000	390	5,566	500	-	32,544
#14DRC	9/15/2020	54,000	540	6,380	500	-	46,580
#86RICE	9/15/2020	23,000	230	1,670	500	-	20,600
#57MANTLE	9/21/2020	8,000	80	-	500	-	7,420
#FAUBOURG	9/21/2020	150,000	1,500	31,675	1,125	-	115,700
#SOBLACK	10/1/2020	56,000	560	4,087	500	-	50,853
#GATSBY	10/1/2020	200,000	2,000	10,800	1,500	-	185,700
#93DAYTONA	10/1/2020	42,000	420	3,480	500	-	37,600
#09TROUT	10/8/2020	225,000	2,250	-	1,688	-	221,063
#57STARR	10/8/2020	8,000	80	-	500	-	7,420
#AF15	10/19/2020	200,000	2,000	6,898	1,500	-	189,602
#03KOBE2	10/22/2020	23,000	230	641	500	-	21,629
#JOBSMAC	10/22/2020	50,000	500	13,168	500	-	35,832
#16PETRUS	11/3/2020	45,000	450	5,214	500	-	38,836
#ALICE	11/3/2020	12,000	120	1,480	500	-	9,900
#SPIDER10	11/3/2020	21,000	210	1,688	500	-	18,602
#62MANTLE	11/4/2020	150,000	1,500	14,775	1,125	-	132,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Membership Contribution and Uses at Closing as of the Current Period (continued)
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Distribution	Total
#BATMAN6	11/4/2020	27,000	270	2,330	500	-	23,900
#CLEMENTE2	11/9/2020	70,000	700	8,173	525	-	60,602
#SUPER14	11/16/2020	130,000	1,300	7,125	975	-	120,600
#79STELLA	11/16/2020	69,000	690	5,693	518	-	62,100
#TKAM	11/16/2020	32,000	320	1,980	500	-	29,200
#DIMAGGIO2	11/18/2020	21,000	210	2,036	500	-	18,254
#13BEAUX	11/23/2020	25,500	255	2,124	500	-	22,621
#88MARIO	11/23/2020	30,000	300	3,571	500	25,629	-
#ANMLFARM	11/23/2020	10,000	100	434	500	-	8,966
#NASA1	11/25/2020	300,000	3,000	39,763	2,250	-	254,987
#00BRADY	11/30/2020	45,000	450	8,298	500	-	35,752
#85NES	11/30/2020	32,000	320	4,321	500	-	26,859
#JUSTICE1	12/7/2020	215,000	2,150	20,635	1,613	-	190,602
#69KAREEM	12/7/2020	27,500	275	2,896	500	-	23,829
#59JFK	12/7/2020	26,000	260	1,538	500	-	23,702
#04LEBRON	12/7/2020	50,000	500	4,371	500	-	44,629
#85JORDAN	12/7/2020	250,000	2,500	5,025	1,875	-	240,600
#GOLDENEYE	12/14/2020	25,000	250	808	500	-	23,442
#MOONSHOE	12/14/2020	180,000	1,800	26,250	1,350	-	150,600
#03LEBRON2	12/14/2020	100,000	1,000	7,523	750	-	90,728
#GRAPES	12/14/2020	39,000	390	6,408	500	-	31,702
#34GEHRIG	12/14/2020	35,000	350	3,845	500	-	30,305
#98KANGA	12/14/2020	170,000	1,700	16,425	1,275	-	150,600
#06BRM	12/14/2020	18,500	185	1,351	500	-	16,464
#DUNE	12/22/2020	13,250	133	1,418	500	-	11,200
#86FLEER	12/22/2020	165,000	1,650	14,666	1,238	-	147,447
#WILDGUN	12/22/2020	28,000	280	2,591	500	-	24,629
#58PELE2	12/22/2020	26,500	265	1,888	500	-	23,847
#18LAMAR	12/29/2020	62,000	620	5,833	500	55,047	-
Total		$7,390,850	$73,909	$457,203	$77,333	$279,274	$6,503,133

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at closing of offering for respective Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

8.Income taxes:

Each existing Series has elected and qualified, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of the end of the Current Period.

The Company and the Manager of the Company intend to be taxed as a “partnership” or a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code.

9.Earnings (loss) / income per membership Interest:

Upon completion of an Offering, each Series intends to comply with the accounting and disclosure requirements of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Company's Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and Advisory Board members.

Officer and Affiliate Loans

From time to time, individual officers and affiliates of the Manager may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, the Underlying Asset would then be transferred to the related Series and it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Asset.

From time to time the Asset Manager, affiliates of the Manager or third-parties may make non-interest-bearing payments or loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing payments or loans plus accrued interest, as the case may be, used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

As of the end of the Current Period and Prior Period, amounts outstanding due to Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates
2019	$577,500
2020	$8,417,248

During the Current Period and Prior Period, the Company entered into agreements with an Advisory Board member, which are outlined in the table below.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS
Series	Agreement Type	Date of Agreement	Purchase Price	Percent Owned by Asset Seller on Close	Asset Seller
#52MANTLE	Purchase Option Agreement	4/26/2019	$125,000.00	0%	Goldin Auctions
#71MAYS	Purchase Option Agreement	4/26/2019	$52,500.00	10%	Goldin Auctions
#10COBB	Purchase Option Agreement	4/26/2019	$35,000.00	0%	Goldin Auctions
#71ALI	Purchase Option Agreement	4/26/2019	$27,500.00	0%	Goldin Auctions
#98JORDAN	Purchase Option Agreement	4/26/2019	$120,000.00	0%	Goldin Auctions
#75ALI	Purchase Agreement	10/16/2019	$44,000.00	0%	Goldin Auctions
#88JORDAN	Purchase Agreement	10/16/2019	$20,000.00	0%	Goldin Auctions
#18ZION	Upfront Purchase	10/16/2019	$13,500.00	0%	Goldin Auctions
#APOLLO11	Upfront Purchase	10/16/2019	$30,000.00	0%	Goldin Auctions
#HONUS	Purchase Option Agreement	11/11/2019	$500,028.00	53%	Goldin Auctions
#24RUTHBAT	Purchase Agreement	11/21/2019	$250,000.00	0%	Goldin Auctions
#33RUTH	Upfront Purchase	11/26/2019	$74,000.00	0%	Goldin Auctions
#56MANTLE	Upfront Purchase	11/26/2019	$9,000.00	0%	Goldin Auctions
#RUTHBALL1	Purchase Agreement	2/5/2020	$27,000.00	0%	Goldin Auctions
#HULK1	Purchase Agreement	2/5/2020	$87,000.00	0%	Goldin Auctions
#55CLEMENTE	Purchase Agreement	2/5/2020	$36,000.00	0%	Goldin Auctions
#38DIMAGGIO	Purchase Agreement	2/5/2020	$20,000.00	0%	Goldin Auctions
#BATMAN1	Purchase Agreement	2/5/2020	$68,500.00	0%	Goldin Auctions
1962 Amazing Fantasy #15 CGC VG+ 4.5	Purchase Agreement	2/5/2020	$30,500.00	0%	Goldin Auctions
#86JORDAN	Upfront Purchase	2/18/2020	$38,000.00	0%	Goldin Auctions
#POKEMON1	Upfront Purchase	3/2/2020	$118,000.00	0%	Goldin Auctions
#50JACKIE	Upfront Purchase	3/3/2020	$9,200.00	0%	Goldin Auctions
#56TEDWILL	Purchase Agreement	4/15/2020	$80,000.00	0%	Goldin Auctions
#68MAYS	Purchase Agreement	4/15/2020	$32,000.00	0%	Goldin Auctions
#51MANTLE	Purchase Agreement	4/15/2020	$29,500.00	0%	Goldin Auctions
#03LEBRON	Purchase Agreement	4/15/2020	$25,000.00	0%	Goldin Auctions
#03JORDAN	Purchase Agreement	4/15/2020	$33,000.00	0%	Goldin Auctions
#03KOBE	Purchase Agreement	6/25/2020	$44,000.00	0%	Goldin Auctions
#94JETER	Purchase Agreement	6/25/2020	$39,000.00	0%	Goldin Auctions
#86RICE	Purchase Agreement	6/25/2020	$20,000.00	0%	Goldin Auctions
#62MANTLE	Purchase Agreement	6/25/2020	$132,000.00	0%	Goldin Auctions
#39TEDWILL	Purchase Agreement	7/7/2020	$27,750.00	0%	Goldin Auctions
#57MANTLE	Purchase Agreement	7/7/2020	$8,000.00	0%	Goldin Auctions
#57STARR	Purchase Agreement	7/7/2020	$8,000.00	0%	Goldin Auctions
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Purchase Agreement	7/10/2020	$410,000.00	0%	Goldin Auctions
#CLEMENTE2	Purchase Agreement	7/23/2020	$60,000.00	0%	Goldin Auctions
#09TROUT	Purchase Agreement	7/30/2020	$225,000.00	0%	Goldin Auctions
#03KOBE2	Purchase Agreement	9/3/2020	$21,000.00	0%	Goldin Auctions
#04LEBRON	Purchase Agreement	9/18/2020	$44,000.00	0%	Goldin Auctions
#85JORDAN	Purchase Agreement	9/29/2020	$240,000.00	0%	Goldin Auctions
#86FLEER	Upfront Purchase	11/2/2020	$146,400.00	0%	Goldin Auctions
#58PELE2	Upfront Purchase	11/2/2020	$22,800.00	0%	Goldin Auctions
#18LAMAR	Upfront Purchase	11/2/2020	$54,000.00	0%	Goldin Auctions
#04MESSI	Upfront Purchase	11/2/2020	$39,600.00	0%	Goldin Auctions
#51HOWE	Upfront Purchase	11/2/2020	$39,600.00	0%	Goldin Auctions
#58PELE	Upfront Purchase	11/2/2020	$288,000.00	0%	Goldin Auctions
#09CURRY	Upfront Purchase	12/14/2020	$22,800.00	0%	Goldin Auctions
#03JORDAN2	Upfront Purchase	12/14/2020	$36,000.00	0%	Goldin Auctions
#91JORDAN	Upfront Purchase	12/14/2020	$67,200.00	0%	Goldin Auctions
#94JORDAN	Upfront Purchase	12/14/2020	$73,200.00	0%	Goldin Auctions
#VANHALEN	Upfront Purchase	12/14/2020	$54,000.00	0%	Goldin Auctions
#66ORR	Upfront Purchase	12/14/2020	$85,200.00	0%	Goldin Auctions
#48JACKIE	Purchase Agreement	12/16/2020	$340,000.00	0%	Goldin Auctions

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE D –DEBT

On April 30, 2019, RSE Markets and the Company, including an affiliate of RSE Markets, entered into a $1.5 million revolving line of credit (the “LoC”) with Silicon Valley Bank. The LoC allowed RSE Markets to draw up to 80% of the value of an Underlying Assets for any asset held on the books of the Company for less than 180 days. Interest on any amounts outstanding under the LoC accrued at a floating per annum rate equal to the greater of (i) 0.50% above the Prime Rate (defined as the rate published in the money rates section of The Wall Street Journal) and (ii) 6.0%. Interest expense was paid monthly by RSE Markets. The Company was also jointly and severably liable for any amounts outstanding under this LoC. On December 20, 2019, RSE Markets and the Company cancelled the LoC and RSE Markets repaid all outstanding amounts totaling $220,000 in outstanding principal under the LoC as well as accrued interest of $1,100.

Simultaneous with the cancellation of the LoC, RSE Markets and the Company, including an affiliate of RSE Markets, entered into a $2.25 million demand note (the “DN”) with Upper90 Fund, LP. The DN allowed RSE Markets to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest on any amounts outstanding under the DN accrued at a fixed per annum rate of 15%. The Company was also jointly and severably liable for any amounts outstanding under this DN.

On November 24, 2020, RSE Markets and the Company replaced the DN with a $10.0 million credit facility (the “CF”) with Upper90 Capital Management, LP. While amounts borrowed under the CF can be used to make purchases of Memorabilia Assets to become Underlying Assets, neither Company nor any Series is a borrower under the CF, neither is responsible for repayment of any amounts outstanding, and both are no longer jointly and severably liable under the CF.

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular Underlying Asset and Operating Expenses related to the management of such an Underlying Asset.

Fees and expenses related to the purchase of an Underlying Asset include Offering Expenses, Acquisition Expenses, Brokerage Fee, Custody Fee and Sourcing Fee.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the Closing of an Offering and those incurred after the Closing of an Offering. Although these pre- and post- Closing Operating Expenses are similar in nature and consist of expenses such as storage, insurance, transportation, marketing and maintenance and professional fees such as ongoing bookkeeping, legal and accounting expenses associated with a Series, pre-Closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-Closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the Underlying Assets or the number of Underlying Assets, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy at its sole discretion from time to time.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY (CONTINUED)

Allocation Methodology or Description by Category

•Revenue: No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B(4)) are funded by the Manager and generally reimbursed through the Series proceeds upon the Closing of an Offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B(6)), are typically funded by the Manager, and reimbursed from the Series proceeds upon the Closing of an Offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses incurred are specific to and are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon Closing of the Offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series. Losses incurred related to closed Offerings, due to shortfalls between proceeds from closed Offerings and costs incurred in relation to these Offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B(6)).

•Brokerage Fee: The Brokerage Fee is paid to the BOR from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the Custodian from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series.

•Operating Expenses: Operating Expenses (as described in Note B(5)), including storage, insurance, maintenance costs and other Series related Operating Expenses, are expensed as incurred:

oPre-Closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-Closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets in the storage

▪Professional Fees: flat monthly expense per Series, for Series that have not had a closing allocated to the Company

▪Transportation: based on the number of Underlying Assets transported

▪Marketing: based on the number of Underlying Assets marketed

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE F - FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow (as described below) of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

i)Repayment of any amounts outstanding under Operating Expenses Reimbursement Obligations.

ii)Thereafter, reserves may be created to meet future Operating Expenses for a particular Series.

iii)Thereafter, at least 50% of Free Cash Flow (as described below, net of corporate income taxes applicable to such Series of Interests) may be distributed as dividends to Investors of a particular Series.

iv)The Manager may receive up to 50% of Free Cash Flow in the form of a Management Fee (the “Management Fee”), which is accounted for as an expense to the statement of operations of a particular Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of the end of the Current Period and Prior Period, no distributions of Free Cash Flow or Management fees were paid by the Company or in respect of any Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX

Each individual Series has elected to be treated as a corporation for tax purposes. The Company and the Manager have elected to be treated as partnerships.

No provision for income taxes for the Current Period and Prior Period have been recorded for any individual Series as all individual Series incurred net losses, except as disclosed below for the Series that were sold.  Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets are fully offset by a valuation allowance (other than for the Series designated in the table below), and therefore, no tax benefit applicable to the loss for each individual Series for the Current Period and the Prior Period have been recognized. Losses incurred after January 1, 2019 do not expire for federal income tax purposes.

The Series designated in the table below have sold their primary operating asset during the Current Period. There were no sales during the Prior Period. As a result, the Company has recorded a provision for income taxes using an effective tax rate as shown below:

Provision for income taxes
	Current Period						Prior Period
Series	#71ALI	#98JORDAN	#86JORDAN	#50JACKIE	#88MARIO	#18LAMAR
Income before provision for income taxes	$8,741	$44,562	$41,743	$3,434	$34,806	$34,418	-
Reversal of valuation allowance, gross	(55)	-	-	-	-	-	-
Taxed at federal and statutory rates	35% (1)	21%	21%	21%	21%	21%	-
Provision for income taxes	$ 3,005	$ 9,408	$ 8,816	$ 771	$7,359	$7,278	$ -

(1)State tax rate is only included when an asset is sold in New York state.

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. The Company has elected to be treated as a partnership; thus, for the Current Period and Prior Period the only tax effected components of deferred tax assets and deferred tax liabilities related to closed Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)
Federal Tax Benefit at Statutory Rate
		12/31/2020			12/31/2019
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#52MANTLE	$(576)	$576	$-	$(127)	$127	$-
#71MAYS	(390)	390	-	(63)	63	-
#RLEXPEPSI	(296)	296	-	(47)	47	-
#10COBB	(343)	343	-	(49)	49	-
#POTTER	(311)	311	-	(41)	41	-
#TWOCITIES	(264)	264	-	(30)	30	-
#FROST	(262)	262	-	(29)	29	-
#BIRKINBLU	(395)	395	-	(45)	45	-
#SMURF	(328)	328	-	(69)	69	-
#70RLEX	(298)	298	-	(22)	22	-
#EINSTEIN	(263)	263	-	(15)	15	-
#HONUS	(1,547)	1,547	-	(203)	203	-
#75ALI	(392)	392	-	(18)	18	-
#71ALI	-	-	-	(12)	12	-
#APROAK	(459)	459	-
#88JORDAN	(293)	293	-
#BIRKINBOR	(367)	367	-
#33RUTH	(431)	431	-
#SPIDER1	(231)	231	-
#BATMAN3	(291)	291	-
#ULYSSES	(219)	219	-
#ROOSEVELT	(215)	215	-
#56MANTLE	(230)	230	-
#AGHOWL	(214)	214	-
#18ZION	(214)	214	-
#SNOOPY	(228)	228	-
#APOLLO11	(228)	228	-
#24RUTHBAT	(934)	934	-
#YOKO	(167)	167	-
#HULK1	(219)	219	-
#RUTHBALL1	(215)	215	-
#HIMALAYA	(552)	552	-
#38DIMAGGIO	(191)	191	-
#55CLEMENTE	(227)	227	-
#LOTR	(164)	164	-
#CATCHER	(150)	150	-
#BOND1	(172)	172	-
#SUPER21	(141)	141	-
#BATMAN1	(188)	188	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)
Federal Tax Benefit at Statutory Rate (continued)
		12/31/2020			12/31/2019
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#BIRKINTAN	(168)	168	-
#GMTBLACK1	(192)	192	-
#61JFK	(130)	130	-
#POKEMON1	(300)	300	-
#LINCOLN	(151)	151	-
#STARWARS1	(122)	122	-
#68MAYS	(152)	152	-
#56TEDWILL	(214)	214	-
#TMNT1	(135)	135	-
#CAPTAIN3	(129)	129	-
#51MANTLE	(144)	144	-
#CHURCHILL	(106)	106	-
#SHKSPR4	(176)	176	-
#03KOBE	(147)	147	-
#03LEBRON	(127)	127	-
#03JORDAN	(138)	138	-
#39TEDWILL	(123)	123	-
#94JETER	(137)	137	-
#2020TOPPS	(184)	184	-
#FANFOUR1	(150)	150	-
#85MARIO	(244)	244	-
#TOS39	(111)	111	-
#DAREDEV1	(79)	79	-
#05LATOUR	(116)	116	-
#16SCREAG	(135)	135	-
#14DRC	(146)	146	-
#86RICE	(98)	98	-
#57MANTLE	(79)	79	-
#FAUBOURG	(293)	293	-
#SOBLACK	(178)	178	-
#GATSBY	(146)	146	-
#93DAYTONA	(98)	98	-
#09TROUT	(272)	272	-
#57STARR	(67)	67	-
#AF15	(103)	103	-
#03KOBE2	(64)	64	-
#JOBSMAC	(82)	82	-
#16PETRUS	(71)	71	-
#ALICE	(44)	44	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)
Federal Tax Benefit at Statutory Rate (continued)
		12/31/2020			12/31/2019
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#SPIDER10	(45)	45	-
#62MANTLE	(197)	197	-
#BATMAN6	(50)	50	-	-	-	-
#CLEMENTE2	(97)	97	-
#SUPER14	(72)	72	-
#79STELLA	(90)	90	-
#TKAM	(46)	46	-
#DIMAGGIO2	(40)	40	-
#13BEAUX	(37)	37	-
#ANMLFARM	(32)	32	-
#NASA1	(229)	229	-
#00BRADY	(38)	38	-
#85NES	(38)	38	-
#JUSTICE1	(71)	71	-
#69KAREEM	(28)	28	-
#59JFK	(23)	23	-
#04LEBRON	(45)	45	-
#85JORDAN	(136)	136	-
#GOLDENEYE	(25)	25	-
#MOONSHOE	(83)	83	-
#03LEBRON2	(50)	50	-
#GRAPES	(20)	20	-
#34GEHRIG	(26)	26	-
#98KANGA	(67)	67	-
#06BRM	(20)	20	-
#DUNE	(10)	10	-
#86FLEER	(50)	50	-
#WILDGUN	(21)	21	-
#58PELE2	(14)	14	-
Total	$(19,852)	$19,852	$-	$(771)	$771	$-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Tax effected components of deferred tax assets and deferred tax liabilities at the end of the Current Period and Prior Period, consisting of net operating losses, were as follows:

Federal Loss Carry-forward
		12/31/2020			12/31/2019
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
#52MANTLE	$(703)	$703	$-	$(127)	$127	$-
#71MAYS	(453)	453	-	(63)	63	-
#RLEXPEPSI	(343)	343	-	(47)	47	-
#10COBB	(392)	392	-	(49)	49	-
#POTTER	(352)	352	-	(41)	41	-
#TWOCITIES	(293)	293	-	(30)	30	-
#FROST	(291)	291	-	(29)	29	-
#BIRKINBLU	(441)	441	-	(45)	45	-
#SMURF	(398)	398	-	(69)	69	-
#70RLEX	(320)	320	-	(22)	22	-
#EINSTEIN	(278)	278	-	(15)	15	-
#HONUS	(1,750)	1,750	-	(203)	203	-
#75ALI	(410)	410	-	(18)	18	-
#71ALI	-	-	-	(12)	12	-
#APROAK	(459)	459	-
#88JORDAN	(293)	293	-
#BIRKINBOR	(367)	367	-
#33RUTH	(431)	431	-
#SPIDER1	(231)	231	-
#BATMAN3	(291)	291	-
#ULYSSES	(219)	219	-
#ROOSEVELT	(215)	215	-
#56MANTLE	(230)	230	-
#AGHOWL	(214)	214	-
#18ZION	(214)	214	-
#SNOOPY	(228)	228	-
#APOLLO11	(228)	228	-
#24RUTHBAT	(934)	934	-
#YOKO	(167)	167	-
#HULK1	(219)	219	-
#RUTHBALL1	(215)	215	-
#HIMALAYA	(552)	552	-
#38DIMAGGIO	(191)	191	-
#55CLEMENTE	(227)	227	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)
Federal Loss Carry-forward (continued)
		12/31/2020			12/31/2019
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
#LOTR	(164)	164	-
#CATCHER	(150)	150	-
#BOND1	(172)	172	-
#SUPER21	(141)	141	-
#BATMAN1	(188)	188	-	-	-	-
#BIRKINTAN	(168)	168	-
#GMTBLACK1	(192)	192	-
#61JFK	(130)	130	-
#POKEMON1	(300)	300	-
#LINCOLN	(151)	151	-
#STARWARS1	(122)	122	-
#68MAYS	(152)	152	-
#56TEDWILL	(214)	214	-
#TMNT1	(135)	135	-
#CAPTAIN3	(129)	129	-
#51MANTLE	(144)	144	-
#CHURCHILL	(106)	106	-
#SHKSPR4	(176)	176	-
#03KOBE	(147)	147	-
#03LEBRON	(127)	127	-
#03JORDAN	(138)	138	-
#39TEDWILL	(123)	123	-
#94JETER	(137)	137	-
#2020TOPPS	(184)	184	-
#FANFOUR1	(150)	150	-
#85MARIO	(244)	244	-
#TOS39	(111)	111	-
#DAREDEV1	(79)	79	-
#05LATOUR	(116)	116	-
#16SCREAG	(135)	135	-
#14DRC	(146)	146	-
#86RICE	(98)	98	-
#57MANTLE	(79)	79	-
#FAUBOURG	(293)	293	-
#SOBLACK	(178)	178	-
#GATSBY	(146)	146	-
#93DAYTONA	(98)	98	-
#09TROUT	(272)	272	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)
Federal Loss Carry-forward (continued)
		12/31/2020			12/31/2019
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
#57STARR	(67)	67	-
#AF15	(103)	103	-
#03KOBE2	(64)	64	-
#JOBSMAC	(82)	82	-
#16PETRUS	(71)	71	-
#ALICE	(44)	44	-
#SPIDER10	(45)	45	-
#62MANTLE	(197)	197	-
#BATMAN6	(50)	50	-	-	-	-
#CLEMENTE2	(97)	97	-
#SUPER14	(72)	72	-
#79STELLA	(90)	90	-
#TKAM	(46)	46	-
#DIMAGGIO2	(40)	40	-
#13BEAUX	(37)	37	-
#ANMLFARM	(32)	32	-
#NASA1	(229)	229	-
#00BRADY	(38)	38	-
#85NES	(38)	38	-
#JUSTICE1	(71)	71	-
#69KAREEM	(28)	28	-
#59JFK	(23)	23	-
#04LEBRON	(45)	45	-
#85JORDAN	(136)	136	-
#GOLDENEYE	(25)	25	-
#MOONSHOE	(83)	83	-
#03LEBRON2	(50)	50	-
#GRAPES	(20)	20	-
#34GEHRIG	(26)	26	-
#98KANGA	(67)	67	-
#06BRM	(20)	20	-
#DUNE	(10)	10	-
#86FLEER	(50)	50	-
#WILDGUN	(21)	21	-
#58PELE2	(14)	14	-
Total	$(20,612)	$20,612	$-	$(771)	$771	$-

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE H - CONTINGENCIES

COVID-19

The continuing impact and effects of the global outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company currently does not expect the outbreak will have a material adverse effect on our business or financial results at this time.

Government Regulation

Claims arising out of actual or alleged violations of law, including certain matters currently under investigation by the SEC, could be asserted against the Company by individuals or governmental authorities and could expose the Company or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

Restriction on Sale of Series #HONUS

The following restrictions apply to the #HONUS Series, imposed by the Asset Seller who was Issued 53% of the Series Interests upon Closing of the Offering.

•Without the Company’s prior written consent (which may be withheld in the Company’s sole discretion), the Asset Seller will not, directly or indirectly, offer, pledge, sell, transfer, hypothecate, mortgage, grant or encumber, sell or grant any option, purchase any option, enter into any arrangement or contract to do any of the foregoing, or otherwise transfer, dispose or encumber the Asset Seller’s Equity Interest.

•Without the Asset Seller’s prior written consent, the Company will not sell the Underlying Asset within 36-months of the Closing.

•The Company will not sell the Underlying Asset for a purchase price of less than $1,900,000.00 without the Asset Seller’s prior written consent.

•For a 10-year period following the Closing, the Company (or our designee(s)) will have the right, exercisable at any time upon written notice to the Asset Seller, to repurchase from the Asset Seller the Asset Seller Equity Interest for a purchase price valuing the Series at no less than $1,900,000.00.  In the event the Company exercises this right, the Asset Seller will execute and deliver or cause to be executed and delivered to us such agreements or instruments as we may reasonably request, in order to facilitate such repurchase.

•If the Underlying Asset is sold within 5 years of the Closing, the Company will use commercially reasonable efforts to include as a condition in the sale agreement relating to such sale that purchaser of the Underlying Asset must lend the Underlying Asset to the Asset Seller for 60 days per calendar year for a 24-month period post-sale.  The Company will have no further obligation to the Asset Seller once the Company sells the Underlying Asset.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

The table below shows all Offerings, which have closed after the date of the financial statements through April 30, 2021:

Series	Offering Size	Closing Date
#03TACHE	$78,000.00	1/13/2021
#AVENGE57	$20,000.00	1/13/2021
#99TMB2	$60,000.00	1/13/2021
#AVENGERS1	$270,000.00	1/13/2021
#13GIANNIS	$25,000.00	1/13/2021
#04MESSI	$45,000.00	1/13/2021
#PUNCHOUT	$90,000.00	1/13/2021
#BULLSRING	$300,000.00	1/13/2021
#70AARON	$18,000.00	1/13/2021
#96CHARZRD	$65,000.00	1/13/2021
#ICECLIMB	$80,000.00	1/13/2021
#01TIGER	$18,500.00	1/13/2021
#JUNGLEBOX	$34,500.00	1/19/2021
#51HOWE	$45,000.00	1/19/2021
#09COBB	$32,000.00	1/19/2021
#96JORDAN2	$54,000.00	1/19/2021
#THOR	$215,000.00	1/25/2021
#FOSSILBOX	$21,000.00	1/25/2021
#59FLASH	$65,000.00	1/25/2021
#POKEBLUE	$24,000.00	1/27/2021
#DOMINOS	$11,000.00	1/27/2021
#PICNIC	$54,000.00	1/27/2021
#98GTA	$15,750.00	1/27/2021
#58PELE	$315,000.00	1/28/2021
#09CURRY	$25,000.00	2/2/2021
#84JORDAN	$375,000.00	2/2/2021
#09BEAUX	$34,000.00	2/2/2021
#KEROUAC	$98,000.00	2/7/2021
#96JORDAN	$48,000.00	2/7/2021
#FEDERAL	$150,000.00	2/7/2021
#62BOND	$93,000.00	2/7/2021
#71TOPPS	$68,000.00	2/17/2021
#DEATON	$285,000.00	2/17/2021
#98ZELDA	$23,500.00	2/17/2021
#03JORDAN2	$42,000.00	2/22/2021
#WOLVERINE	$47,500.00	2/22/2021
#91JORDAN	$70,000.00	2/24/2021
#79GRETZKY	$800,000.00	2/25/2021
#17DUJAC	$26,000.00	3/8/2021
#FAUBOURG2	$165,000.00	3/8/2021
#MOSASAUR	$30,000.00	3/15/2021
#92JORDAN	$42,000.00	3/15/2021
#14KOBE	$78,000.00	3/15/2021
#03LEBRON3	$230,000.00	3/15/2021
#95TOPSUN	$60,000.00	3/15/2021
#OPEECHEE	$300,000.00	3/16/2021
#59BOND	$82,000.00	3/16/2021
#09TROUT2	$56,000.00	3/16/2021
#ROCKETBOX	$28,500.00	3/22/2021
#94JORDAN	$85,000.00	3/22/2021
#85MJPROMO	$28,000.00	4/6/2021
#17MAHOMES	$300,000.00	4/6/2021
#76PAYTON	$65,000.00	4/6/2021
#11BELAIR	$22,000.00	4/6/2021
#16KOBE	$800,000.00	4/6/2021
#FANFOUR5	$80,000.00	4/6/2021

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS (CONTINUED)
Series	Offering Size	Closing Date
#86DK3	$43,500.00	4/6/2021
#18LUKA	$26,500.00	4/6/2021
#MARADONA	$14,000.00	4/9/2021
#68RYAN	$70,000.00	4/9/2021
#99CHARZRD	$350,000.00	4/9/2021
#96KOBE	$77,000.00	4/9/2021
#POKEYELOW	$55,000.00	4/13/2021
#POKELUGIA	$110,000.00	4/13/2021
#48JACKIE	$375,000.00	4/15/2021
#VANHALEN	$62,000.00	4/15/2021
#XMEN1	$240,000.00	4/15/2021

The Company expects to launch and close additional offerings throughout the remainder of the year and beyond.

Asset Dispositions Subsequent to the Current Period

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Initial Purchase Price	Carrying Value	Gain on Sale / (Loss)	Balance Sheet at time of Sale	Corporate Level Taxes on Gain on Sale	Sales Tax Remittance to the State of New York	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interests
#58PELE2	1958 Editora Aquarela Pelé Card graded PSA NM 7	02/26/2021	$62,000	$22,800	$22,800	$39,200	$805 Cash	$8,175		$26,500 / $5.00	$54,590 / $10.30
#AMZFNT15 (1)	1962 Amazing Fantasy #15 CGC VG+ 4.5	03/10/2021	$26,100	$30,500	$26,100 (2)	($0)	N/A	N/A	N/A	N/A	N/A

(1)Underlying Asset was sold prior to any Offering.

(2)Impairment charge of $4,400 recorded at the end of the Current Period.

Sale of Manager Interests in Series Subsequent to the Current Period

On January 1, 2021, RSE Markets, Inc. entered into a Series Interest Purchase Agreement with a third-party to sell certain membership interests in RSE Archive, LLC Series held by RSE Markets, Inc.

EXHIBIT INDEX

Exhibit 2.1 – Certificate of Formation for RSE Archive, LLC (1)

Exhibit 2.2 – Amended and Restated Operating Agreement for RSE Archive, LLC (3)

Exhibit 2.3 – Certificate of Formation for RSE Archive Manager, LLC (1)

Exhibit 2.4 – Operating Agreement for RSE Archive Manager, LLC (2)

Exhibit 3.1 – Form of Series Designation (1)

Exhibit 4.1 – Amended and Restated Form of Subscription Agreement (4)

Exhibit 6.1 – Amended and Restated Form of Asset Management Agreement (9)

Exhibit 6.2 – Broker of Record Agreement (1)

Exhibit 6.3 – Purchase Option Agreement in respect of Series #10COBB Asset (1)

Exhibit 6.4 – Purchase Option Agreement in respect of Series #52MANTLE Asset (1)

Exhibit 6.5 – Purchase Option Agreement in respect of Series #71ALI Asset (1)

Exhibit 6.6 – Purchase Option Agreement in respect of Series #71MAYS Asset (1)

Exhibit 6.7 – Purchase Option Agreement in respect of Series #98JORDAN Asset (1)

Exhibit 6.8 – Purchase Option Agreement in respect of Series #AGHOWL Asset (1)

Exhibit 6.9 – Purchase Option Agreement in respect of Series #EINSTEIN Asset (1)

Exhibit 6.10 – Purchase Option Agreement in respect of Series #FROST Asset (1)

Exhibit 6.11 – Purchase Option Agreement in respect of Series #POTTER Asset (1)

Exhibit 6.12 – Purchase Option Agreement in respect of Series #ROOSEVELT Asset (1)

Exhibit 6.13 – Purchase Option Agreement in respect of Series #TWOCITIES Asset (1)

Exhibit 6.14 – Purchase Option Agreement in respect of Series #ULYSSES Asset (1)

Exhibit 6.15 – Purchase Option Agreement in respect of Series #YOKO Asset (1)

Exhibit 6.16 – Purchase Agreement in respect of Series #70RLEX Asset (3)

Exhibit 6.17 – Purchase Agreement in respect of Series #RLEXPEPSI Asset (3)

Exhibit 6.18 – Purchase Agreement in respect of Series #SMURF Asset (5)

Exhibit 6.19 – Purchase Agreement in respect of Series #APEOD Asset (5)

Exhibit 6.20 – Purchase Agreement in respect of Series #APROAK Asset (5)

Exhibit 6.21 – Purchase Option Agreement in respect of Series #15PTKWT Asset (5)

Exhibit 6.22 – Purchase Agreement in respect of Series #18ZION Asset (5)

Exhibit 6.23 – Purchase Agreement in respect of Series #75ALI Asset (5)

Exhibit 6.24 – Purchase Agreement in respect of Series #88JORDAN Asset (5)

Exhibit 6.25 – Purchase Agreement in respect of Series #APOLLO11 Asset (5)

Exhibit 6.26 – Purchase Agreement in respect of Series #BIRKINBLEU Asset (5)

Exhibit 6.27 – Purchase Agreement in respect of Series #SNOOPY Asset (6)

Exhibit 6.28 – Purchase Option Agreement in respect of Series #HONUS Asset (6)

Exhibit 6.29 – Purchase Agreement in respect of Series #24RUTHBAT Asset (7)

Exhibit 6.30 – Purchase Agreement in respect of Series #33RUTH Asset (7)

Exhibit 6.31 – Purchase Agreement in respect of Series #56MANTLE Asset (7)

Exhibit 6.32 – Purchase Option Agreement in respect of Series #BIRKINBOR Asset (7)

Exhibit 6.33 – Purchase Option Agreement in respect of Series #HIMALAYA Asset (7)

Exhibit 6.34 – Purchase Option Agreement in respect of Series #SPIDER1 Asset (7)

Exhibit 6.35 – Purchase Option Agreement in respect of Series #BATMAN3 Asset (7)

Exhibit 6.36 – Purchase Agreement in respect of Series #BOND1 Asset (8)

Exhibit 6.37 – Purchase Agreement in respect of Series #CATCHER Asset (8)

Exhibit 6.38 – Purchase Agreement in respect of Series #LOTR Asset (8)

Exhibit 6.40 – Purchase Agreement in respect of Series #AMZFNT1 Asset (8)

Exhibit 6.41 – Purchase Agreement in respect of Series #HULK1 Asset (8)

Exhibit 6.42 – Purchase Agreement in respect of Series #BATMAN1 Asset (8)

Exhibit 6.43 – Purchase Agreement in respect of Series #55CLEMENTE Asset (8)

Exhibit 6.44 – Purchase Agreement in respect of Series #38DIMAGGIO Asset (8)

Exhibit 6.45 – Purchase Agreement in respect of Series #RUTHBALL1 Asset (8)

Exhibit 6.46 – Purchase Agreement in respect of Series #86JORDAN Asset (9)

Exhibit 6.47 – Purchase Agreement in respect of Series #GMTBLACK1 Asset (9)

III-1

Exhibit 6.48 – Purchase Agreement in respect of Series #SHKSPR4 Asset (9)

Exhibit 6.49 – Purchase Agreement in respect of Series #50JACKIE Asset (9)

Exhibit 6.50 – Purchase Agreement in respect of Series #POKEMON1 Asset (9)

Exhibit 6.51 – Purchase Option Agreement in respect of Series #FANFOUR1 Asset (9)

Exhibit 6.52 – Purchase Agreement in respect of Series #CHURCHILL Asset (9)

Exhibit 6.53 – Purchase Agreement in respect of Series #ANMLFARM Asset (9)

Exhibit 6.54 – Purchase Option Agreement in respect of Series #CAPTAIN3 Asset (9)

Exhibit 6.55 – Purchase Option Agreement in respect of Series #SUPER21 Asset (9)

Exhibit 6.56 – Purchase Option Agreement in respect of Series #SOBLACK Asset (9)

Exhibit 6.57 – Purchase Option Agreement in respect of Series #FAUBOURG Asset (9)

Exhibit 6.58 – Purchase Option Agreement in respect of Series #BIRKINTAN Asset (9)

Exhibit 6.59 – (15)

Exhibit 6.60 - Purchase Agreement in respect of Series #56TEDWILL Asset (10)

Exhibit 6.61 - Purchase Agreement in respect of Series #03LEBRON Asset (10)

Exhibit 6.62 - Purchase Agreement in respect of Series #03JORDAN Asset (10)

Exhibit 6.63 - Purchase Agreement in respect of Series #68MAYS Asset (10)

Exhibit 6.64 - Purchase Agreement in respect of Series #51MANTLE Asset (10)

Exhibit 6.65 - Purchase Option Agreement in respect of Series #85MARIO Asset (10)

Exhibit 6.66 - Purchase Agreement in respect of Series #TKAM Asset (10)

Exhibit 6.67 - Purchase Option Agreement in respect of Series #TMNT1 Asset (10)

Exhibit 6.68 - Purchase Agreement in respect of Series #LINCOLN Asset (10)

Exhibit 6.69 - Purchase Agreement in respect of Series #61JFK Asset (10)

Exhibit 6.70 - Purchase Option Agreement in respect of Series #GATSBY Asset (10)

Exhibit 6.71 - Purchase Option Agreement in respect of Series #NEWTON Asset (10)

Exhibit 6.72 - Purchase Agreement in respect of Series #BATMAN6 Asset (10)

Exhibit 6.73 - Purchase Agreement in respect of Series #STARWARS1 Asset (10)

Exhibit 6.74 - Purchase Agreement in respect of Series #DAREDEV1 Asset (10)

Exhibit 6.75 - Purchase Option Agreement in respect of Series #ALICE Asset (11)

Exhibit 6.76 - Purchase Agreement in respect of Series #14DRC Asset (11)

Exhibit 6.77 - Purchase Agreement in respect of Series #05LATOUR Asset (11)

Exhibit 6.78 - Purchase Agreement in respect of Series #16PETRUS Asset (11)

Exhibit 6.79 - Purchase Agreement in respect of Series #16SCREAG Asset (11)

Exhibit 6.80 - Purchase Option Agreement in respect of Series #HALONFR Asset (11)

Exhibit 6.81 - Purchase Agreement in respect of Series #03KOBE Asset (11)

Exhibit 6.82 - Purchase Agreement in respect of Series #86RICE Asset (11)

Exhibit 6.83 - Purchase Agreement in respect of Series #AVENGERS1 Asset (11)

Exhibit 6.84 - Purchase Agreement in respect of Series #SUPER14 Asset (11)

Exhibit 6.85 - Purchase Agreement in respect of Series #94JETER Asset (11)

Exhibit 6.86 - Purchase Agreement in respect of Series #62MANTLE Asset (11)

Exhibit 6.87 - Purchase Agreement in respect of Series #DUNE Asset (11)

Exhibit 6.88 - Purchase Agreement in respect of Series #TOS39 Asset (11)

Exhibit 6.89 - Purchase Option Agreement in respect of Series #2020TOPPS Asset (11)

Exhibit 6.90 - Purchase Agreement in respect of Series #93DAYTONA Asset (11)

Exhibit 6.91 - Purchase Agreement in respect of Series #TORNEK Asset (11)

Exhibit 6.92 - Purchase Agreement in respect of Series #57STARR Asset (11)

Exhibit 6.93 - Purchase Agreement in respect of Series #57MANTLE Asset (11)

Exhibit 6.94 - Purchase Agreement in respect of Series #39TEDWILL Asset (11)

Exhibit 6.95 - Purchase Agreement in respect of Series #37HEISMAN Asset (12)

Exhibit 6.96 - Purchase Agreement in respect of Series #JUSTICE1 Asset (12)

Exhibit 6.97 - Purchase Agreement in respect of Series #AF15 Asset (12)

Exhibit 6.98 - Purchase Agreement in respect of Series #59JFK Asset (12)

Exhibit 6.99 - Purchase Agreement in respect of Series #CLEMENTE2 Asset (12)

Exhibit 6.100 - Purchase Agreement in respect of Series #SPIDER10 Asset (12)

Exhibit 6.101 - Purchase Agreement in respect of Series #GRAPES Asset (12)

Exhibit 6.102 - Purchase Agreement in respect of Series #09TROUT Asset (12)

Exhibit 6.103 - Purchase Agreement in respect of Series #JOBSMAC Asset (12)

III-2

Exhibit 6.104 - Purchase Agreement in respect of Series #AVENGE57 Asset (12)

Exhibit 6.105 - Purchase Agreement in respect of Series #PICNIC Asset (12)

Exhibit 6.106 - Purchase Agreement in respect of Series #79STELLA Asset (12)

Exhibit 6.107 - Purchase Agreement in respect of Series #KEROUAC Asset (13)

Exhibit 6.108 - Purchase Agreement in respect of Series #09BEAUX Asset (13)

Exhibit 6.109 - Purchase Agreement in respect of Series #13BEAUX Asset (13)

Exhibit 6.110 - Purchase Agreement in respect of Series #09RBLEROY Asset (13)

Exhibit 6.111 - Purchase Agreement in respect of Series #00MOUTON Asset (13)

Exhibit 6.112 - Purchase Agreement in respect of Series #11BELAIR Asset (13)

Exhibit 6.113 - Purchase Agreement in respect of Series #06BRM Asset (13)

Exhibit 6.114 - Purchase Agreement in respect of Series #17DUJAC Asset (13)

Exhibit 6.115 - Purchase Agreement in respect of Series #00NEWMAN Asset (13)

Exhibit 6.116 - Purchase Agreement in respect of Series #NASA1 Asset (13)

Exhibit 6.117 - Purchase Agreement in respect of Series #03KOBE2 Asset (13)

Exhibit 6.118 - Purchase Agreement in respect of Series #FAUBOURG2 Asset (13)

Exhibit 6.119 - Amended and Restated Upper90 Secured Demand Promissory Term Note (16)

Exhibit 6.120 - Purchase Agreement in respect of Series #03TACHE Asset (17)

Exhibit 6.121 - Purchase Agreement in respect of Series #04LEBRON Asset (17)

Exhibit 6.122 - Purchase Agreement in respect of Series #THOR Asset (17)

Exhibit 6.123 - Purchase Agreement in respect of Series #85NES Asset (17)

Exhibit 6.124 - Purchase Agreement in respect of Series #WILDGUN Asset (17)

Exhibit 6.125 - Purchase Agreement in respect of Series #88MARIO Asset (17)

Exhibit 6.126 - Purchase Agreement in respect of Series #GOLDENEYE Asset (17)

Exhibit 6.127 - Purchase Agreement in respect of Series #13MUSIGNY Asset (17)

Exhibit 6.128 - Purchase Agreement in respect of Series #DIMAGGIO2 Asset (17)

Exhibit 6.129 - Purchase Agreement in respect of Series #85JORDAN Asset (17)

Exhibit 6.130 - Purchase Agreement in respect of Series #00BRADY Asset (17)

Exhibit 6.131 - Purchase Agreement in respect of Series #34GEHRIG Asset (17)

Exhibit 6.132 - Purchase Agreement in respect of Series #69KAREEM Asset (17)

Exhibit 6.133 - Purchase Agreement in respect of Series #16KOBE Asset (17)

Exhibit 6.134 - Purchase Agreement in respect of Series #MOONSHOE Asset (18)

Exhibit 6.135 - Purchase Agreement in respect of Series #70AARON Asset (18)

Exhibit 6.136 - Purchase Agreement in respect of Series #13GIANNIS Asset (18)

Exhibit 6.137 - Purchase Agreement in respect of Series #03LEBRON2 Asset (18)

Exhibit 6.138 - Purchase Agreement in respect of Series #BULLSRING Asset (18)

Exhibit 6.139 - Purchase Agreement in respect of Series #09COBB Asset (18)

Exhibit 6.140 - Purchase Agreement in respect of Series #18LAMAR Asset (18)

Exhibit 6.141 - Purchase Agreement in respect of Series #51HOWE Asset (18)

Exhibit 6.142 - Purchase Agreement in respect of Series #86FLEER Asset (18)

Exhibit 6.143 - Purchase Agreement in respect of Series #58PELE Asset (18)

Exhibit 6.144 - Purchase Agreement in respect of Series #58PELE2 Asset (18)

Exhibit 6.145 - Purchase Agreement in respect of Series #04MESSI Asset (18)

Exhibit 6.146 - Purchase Agreement in respect of Series #99TMB2 Asset (18)

Exhibit 6.147 - Purchase Agreement in respect of Series #98KANGA Asset (18)

Exhibit 6.148 - Purchase Agreement in respect of Series #FEDERAL Asset  (18)

Exhibit 6.149 - Bill of Sale in respect of Series #59BOND (19)

Exhibit 6.150 - Bill of Sale in respect of Series #62BOND (19)

Exhibit 6.151 - Purchase Agreement in respect of Series #DEATON (19)

Exhibit 6.152 - Purchase Agreement in respect of Series #XMEN1 (19)

Exhibit 6.153 - Bill of Sale in respect of Series #ICECLIMB (19)

Exhibit 6.154 - Purchase Agreement in respect of Series #PUNCHOUT (19)

Exhibit 6.155 - Purchase Agreement in respect of Series #POKEBLUE (19)

Exhibit 6.156 - Bill of Sale in respect of Series #98GTA (19)

Exhibit 6.157 - Bill of Sale in respect of Series #FOSSILBOX (19)

Exhibit 6.158 - Bill of Sale in respect of Series #96CHARZRD (19)

Exhibit 6.159 - Bill of Sale in respect of Series #JUNGLEBOX (19)

III-3

Exhibit 6.160 - Bill of Sale in respect of Series #01TIGER (19)

Exhibit 6.161 - Upper90 Credit and Guaranty Agreement (19)

Exhibit 6.162 – Purchase Agreement in respect of Series #48JACKIE Asset (20)

Exhibit 6.163 – Bill of Sale in respect of Series #66ORR Asset (20)

Exhibit 6.164 – Bill of Sale in respect of Series #71TOPPS Asset (20)

Exhibit 6.165 – Bill of Sale in respect of Series #79GRETZKY Asset (20)

Exhibit 6.166 – Bill of Sale in respect of Series #84JORDAN Asset (20)

Exhibit 6.167 – Bill of Sale in respect of Series #91JORDAN Asset (20)

Exhibit 6.168 – Bill of Sale in respect of Series #92JORDAN Asset (20)

Exhibit 6.169 – Bill of Sale in respect of Series #94JORDAN Asset (20)

Exhibit 6.170 – Bill of Sale in respect of Series #96JORDAN Asset (20)

Exhibit 6.171 – Bill of Sale in respect of Series #96JORDAN2 Asset (20)

Exhibit 6.172 – Bill of Sale in respect of Series #03JORDAN2 Asset (20)

Exhibit 6.173 – Bill of Sale in respect of Series #03LEBRON3 Asset (20)

Exhibit 6.174 – Bill of Sale in respect of Series #09CURRY Asset (20)

Exhibit 6.175 – Bill of Sale in respect of Series #14KOBE Asset (20)

Exhibit 6.176 – Bill of Sale in respect of Series #14CARR Asset (20)

Exhibit 6.177 – Bill of Sale in respect of Series #OPEECHEE Asset (20)

Exhibit 6.178 – Bill of Sale in respect of Series #APPLE1 Asset (20)

Exhibit 6.179 – Bill of Sale in respect of Series #VANHALEN Asset (20)

Exhibit 6.180 – Bill of Sale in respect of Series #MOSASAUR Asset (20)

Exhibit 6.181 – Purchase Agreement in respect of Series #98ZELDA Asset (20)

Exhibit 6.182 – Bill of Sale in respect of Series #59FLASH Asset (20)

Exhibit 6.183 – Bill of Sale in respect of Series #WOLVERINE Asset (20)

Exhibit 6.184 – Bill of Sale in respect of Series #DOMINOS Asset (20)

Exhibit 6.185 – Bill of Sale in respect of Series #BROSGRIMM Asset (20)

Exhibit 6.186 – Purchase Agreement in respect of Series #CONGRESS Asset (20)

Exhibit 6.187 – Purchase Agreement in respect of Series #1776 Asset (20)

Exhibit 6.188 – Bill of Sale in respect of Series #MARADONA Asset (21)

Exhibit 6.189 – Purchase Agreement in respect of Series #85JORDAN2 Asset (21)

Exhibit 6.190 – Purchase Agreement in respect of Series #17MAHOMES Asset (21)

Exhibit 6.191 – Purchase Agreement in respect of Series #05MJLJ Asset (21)

Exhibit 6.192 – Bill of Sale in respect of Series #09TROUT2 Asset (21)

Exhibit 6.193 – Bill of Sale in respect of Series #85MJPROMO Asset (21)

Exhibit 6.194 – Bill of Sale in respect of Series #76PAYTON Asset (21)

Exhibit 6.195 – Bill of Sale in respect of Series #18LUKA Asset (21)

Exhibit 6.196 – Bill of Sale in respect of Series #81MONTANA Asset  (21)

Exhibit 6.197 – Purchase Agreement in respect of Series #60MANTLE Asset (21)

Exhibit 6.198 – Purchase Agreement in respect of Series #DIMAGGIO3 Asset (21)

Exhibit 6.199 – Bill of Sale in respect of Series #NICKLAUS1 Asset  (21)

Exhibit 6.200 – Bill of Sale in respect of Series #58PELE3 Asset  (21)

Exhibit 6.201 – Bill of Sale in respect of Series #09CURRY2 Asset  (21)

Exhibit 6.202 – Bill of Sale in respect of Series #96KOBE Asset  (21)

Exhibit 6.203 – Bill of Sale in respect of Series #68RYAN Asset  (21)

Exhibit 6.204 – Bill of Sale in respect of Series #ROCKETBOX Asset (21)

Exhibit 6.205 – Bill of Sale in respect of Series #95TOPSUN Asset  (21)

Exhibit 6.206 – Bill of Sale in respect of Series #99CHARZRD Asset  (21)

Exhibit 6.207 – Bill of Sale in respect of Series #POKEDEMO Asset  (21)

Exhibit 6.208 – Bill of Sale in respect of Series #POKELUGIA Asset  (21)

Exhibit 6.209 – Bill of Sale in respect of Series #POKEMON2 Asset  (21)

Exhibit 6.210 – Bill of Sale in respect of Series #NEOBOX Asset  (21)

Exhibit 6.211 – Bill of Sale in respect of Series #GYMBOX Asset  (21)

Exhibit 6.212 – Purchase Agreement in respect of Series #POKEYELOW Asset (21)

Exhibit 6.213 – Bill of Sale in respect of Series #86DK3 Asset  (21)

Exhibit 6.214 – Purchase Agreement in respect of Series #WZRDOFOZ Asset (21)

Exhibit 6.215 – Bill of Sale in respect of Series #FANFOUR5 Asset  (21)

III-4

Exhibit 6.216 – Purchase Agreement in respect of Series #HUCKFINN Asset (22)

Exhibit 6.217 – Purchase Agreement in respect of Series #HGWELLS Asset (22)

Exhibit 6.218 – Purchase Agreement in respect of Series #MARX Asset (22)

Exhibit 6.219 – Purchase Agreement in respect of Series #WALDEN Asset (22)

Exhibit 6.220 – Bill of Sale in respect of Series #RIVIERA Asset (22)

Exhibit 6.221 – Bill of Sale in respect of Series #85LEMIEUX Asset (22)

Exhibit 6.222 – Bill of Sale in respect of Series #80TOPPS Asset (22)

Exhibit 6.223 – Bill of Sale in respect of Series #TOPPSTRIO Asset (22)

Exhibit 6.224 – Bill of Sale in respect of Series #03LEBRON4 Asset (22)

Exhibit 6.225 – Bill of Sale in respect of Series #87JORDAN Asset (22)

Exhibit 6.226 – Bill of Sale in respect of Series #98JORDAN2 Asset (22)

Exhibit 6.227 – Bill of Sale in respect of Series #07DURANT Asset (22)

Exhibit 6.228 – Purchase Agreement in respect of Series #GRIFFEYJR Asset (22)

Exhibit 6.229 – Bill of Sale in respect of Series #HENDERSON Asset (22)

Exhibit 6.230 – Purchase Agreement in respect of Series #08LEBRON Asset (22)

Exhibit 6.231 – Purchase Agreement in respect of Series #03LEBRON5 Asset (22)

Exhibit 6.232 – Bill of Sale in respect of Series #49ROYCAMP Asset (22)

Exhibit 6.233 – Bill of Sale in respect of Series #65NAMATH Asset (22)

Exhibit 6.234 – Bill of Sale in respect of Series #80ALI Asset (22)

Exhibit 6.235 – Bill of Sale in respect of Series #85ERVING Asset (22)

Exhibit 6.236 – Bill of Sale in respect of Series #56AARON Asset (22)

Exhibit 6.237 – Bill of Sale in respect of Series #67CAREW Asset (22)

Exhibit 6.238 – Bill of Sale in respect of Series #LJKOBE Asset (22)

Exhibit 6.239 – Bill of Sale in respect of Series #61MANTLE Asset (22)

Exhibit 6.240 – Bill of Sale in respect of Series #47JACKIE Asset (22)

Exhibit 6.241 – Bill of Sale in respect of Series #60ALI Asset (22)

Exhibit 6.242 – Purchase Agreement in respect of Series #AC23 Asset (22)

Exhibit 6.243 – Purchase Agreement in respect of Series #BATMAN2 Asset (22)

Exhibit 6.244 – Purchase Agreement in respect of Series #FLASH123 Asset (22)

Exhibit 6.245 – Purchase Agreement in respect of Series #POKEMON3 Asset (22)

Exhibit 6.246 – Purchase Agreement in respect of Series #POKEMONRED Asset (22)

Exhibit 6.247 – Purchase Agreement in respect of Series #SMB3 Asset (22)

Exhibit 6.248 – Purchase Agreement in respect of Series #01HALO Asset (22)

Exhibit 6.249 – Purchase Agreement in respect of Series #SLASH Asset (22)

Exhibit 6.250 – Purchase Agreement in respect of Series #SANTANA Asset (22)

Exhibit 6.251 – Purchase Agreement in respect of Series #AJONES Asset (22)

Exhibit 6.252 – Purchase Agreement in respect of Series #IOMMI Asset (22)

Exhibit 6.253 – Purchase Agreement in respect of Series #MEGALODON Asset (22)

Exhibit 6.254 – Bill of Sale in respect of Series #GWLOTTO Asset (22)

Exhibit 8.1 – Subscription Escrow Agreement (1)

Exhibit 8.2 – Custodian Agreement with DriveWealth, LLC (5)

Exhibit 11.1 – Consent of EisnerAmper LLP

Exhibit 13.1 – Amended and Restated Testing the Water Materials (3)

(1)Previously filed as an Exhibit to the Company’s Form 1-A filed with the Commission on August 13, 2019

(2)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on August 19, 2019

(3)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 16, 2019

(4)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 4, 2019

(5)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 21, 2019

(6)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on November 15, 2019

III-5

(7)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on December 5, 2019

(8)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on February 7, 2020

(9)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on March 31, 2020

(10)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on May 26, 2020

(11)Previously filed as an exhibit to the Company’s Form1-A/A filed with the Commission on July 10, 2020

(12)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on August 7, 2020

(13)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 15, 2020

(14)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on September 28, 2020

(15)Exhibit 6.59 has been restated and replaced in its entirety with Exhibit 6.119

(16)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on October 8, 2020

(17)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on October 15, 2020

(18)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on November 10, 2020

(19)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on December 10, 2020

(20)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on December 31, 2020

(21)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on February 11, 2021

(22)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on March 17, 2021

III-6

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RSE ARCHIVE, LLC

By: RSE Markets, Inc., its managing member

By: /s/ George Leimer

Name: George Leimer

Title: Chief Executive Officer

This report has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ George Leimer Name: George Leimer	Chief Executive Officer of RSE Markets, Inc. (Principal Executive Officer)	April 30, 2021

/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of RSE Markets, Inc. (Principal Financial Officer)	April 30, 2021
RSE MARKETS, INC. By: /s/ George Leimer Name: George Leimer Title: Chief Executive Officer	Managing Member	April 30, 2021